LAZARD FUNDS

       ANNUAL REPORT
   DECEMBER 31, 2000

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THE LAZARD FUNDS, INC.

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BOARD OF DIRECTORS
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JOHN J. BURKE            RETIRED; FORMER VICE CHAIRMAN AND DIRECTOR,
                         MONTANA POWER COMPANY

KENNETH S. DAVIDSON      PRESIDENT, DAVIDSON CAPITAL MANAGEMENT CORPORATION

NORMAN EIG               VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC

CARL FRISCHLING          SENIOR PARTNER, KRAMER, LEVIN, NAFTALIS & FRANKEL LLP

HERBERT W. GULLQUIST     VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC;
                         CHIEF INVESTMENT OFFICER, LAZARD ASSET MANAGEMENT

WILLIAM KATZ             PRESIDENT AND CHIEF OPERATING OFFICER,
                         BBDO WORLDWIDE NETWORK

LESTER Z. LIEBERMAN      PRIVATE INVESTOR

RICHARD REISS, JR.       MANAGING PARTNER, GEORGICA ADVISORS LLC

JOHN RUTLEDGE            PRESIDENT, RUTLEDGE & COMPANY


OFFICERS
--------

NORMAN EIG               CHAIRMAN OF THE BOARD

HERBERT W. GULLQUIST     PRESIDENT

DAVID M. GOLDENBERG      VICE PRESIDENT AND SECRETARY

BERNARD J. GRZELAK       TREASURER

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THE LAZARD FUNDS, INC.

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TABLE OF CONTENTS                                                           PAGE

Investment Overview ........................................................   2
Growth Charts ..............................................................   9
Performance Tables .........................................................  15
Portfolios of Investments
  Lazard Equity Portfolio ..................................................  18
  Lazard Mid Cap Portfolio .................................................  20
  Lazard Small Cap Portfolio ...............................................  22
  Lazard Global Equity Portfolio ...........................................  25
  Lazard International Equity Portfolio ....................................  27
  Lazard International Small Cap Portfolio .................................  29
  Lazard Emerging Markets Portfolio ........................................  31
  Lazard Bond Portfolio ....................................................  33
  Lazard High Yield Portfolio ..............................................  37
  Lazard International Fixed-Income Portfolio ..............................  41
  Lazard Strategic Yield Portfolio .........................................  52
  Lazard Mortgage Portfolio ................................................  66
Notes to Portfolios of Investments .........................................  67
Statements of
  Assets and Liabilities ...................................................  72
  Operations ...............................................................  74
  Changes in Net Assets ....................................................  76
Financial Highlights .......................................................  82
Notes to Financial Highlights ..............................................  94
Notes to Financial Statements ..............................................  95
Report of Independent Auditors ............................................. 101
Tax Information (unaudited) ................................................ 102

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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW

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The year 2000 will be remembered as the beginning of the slowdown of one of the longest economic expansions in U.S. history. The economy's resilience was tested by six interest rate increases between June 1999 and May 2000 by the Federal Reserve and a sharp rise in energy prices. Those factors, as well as a very strong dollar, had a negative impact on corporate profits and ultimately impacted consumer confidence. By late in the year, the pressures of the economic slowdown were felt across the economy, but most significantly in the higher valuation technology sector. The initial losers in the technology sector were the vastly overvalued "dot-coms" that began their implosion in March. The protracted election did little to help matters and, by year-end, even technology bell-weathers such as Microsoft, Intel and Compaq were warning that financial results would not live up to expectations as demand for personal computers slowed.

It was the first year in over a decade that all three major indices (The Dow Jones Industrial Average(Reg. TM), the Standard & Poors (S&P) 500(Reg. TM) and the NASDAQ) finished the year in negative territory. The technology laden NASDAQ Index was down 32.7% for the fourth quarter and 39.3% for the year, reversing most of its gain from 1999 and making it the worst performing year since its inception in 1972. The broader markets, as measured by the S&P 500, suffered as well, giving up 7.8% for the fourth quarter and 9.1% for the year. International stocks, measured by the Morgan Stanley Capital International (MSCI(Reg. TM)) Europe, Australasia and Far East (EAFE(Reg. TM)) Index, were off 2.7% in the fourth quarter, and finished down 14.2% for the year. However, not all the news was bad. Investments in some of the blue chip sectors that were spurned in the past few years, such as drug companies, food and beverages and energy, fared well. In addition, traditional small and mid-sized U.S. companies rebounded from a difficult 1999, and the bond market posted positive returns as it provided a safe haven from the volatility of the equity markets.

The divergence between growth and value styles was dramatic in 2000. Value outperformed growth across all sectors and, in some cases, unwound the performance differential from 1999. The volatility of 2000 illustrates the importance of our investment style: choosing high-quality, financially productive companies with reasonable valuations. It was the traditional companies, as well as the less speculative, more financially productive stocks that triumphed in the end as fundamentals again became relevant. As a result, by year-end it was the long-ignored financial sector companies, consumer staples, healthcare and producer manufacturing names within the Portfolios that rose dramatically.

Despite the Portfolios having a lower allocation to technology and telecommunications than did the relevant indices, our investments in these sectors had the greatest drag on returns. Our telecommunications holdings were impacted by competitive pressures, which eroded the profitability of the older, capital intensive and fixed-cost companies. We believe that our holdings in technology will be the winners in this group over time, despite near-term volatility. Many of the technology companies have been sold off in the weakened economic environment, but all of the companies in our Portfolios are market leaders with strong cash flow and attractive relative valuations.

This past year marked the first time in 10 years that bonds outperformed stocks. Evidence of an economic slowdown and the weak equity environment made bonds look like a particularly attractive haven. However, within bond sectors, volatility was very high. Corporate bonds with weak earnings were impacted as severely as their equity counterparts. Municipal bonds did very well for the year as new supply was low and demand remained high. Going forward, investors should expect a favorable bond environment as economic weakness both in the U.S. and abroad forces central banks to lower interest rates.

For investors who got caught up in last year's new economy hype and had large positions in speculative companies, the year 2000 was devastating. The shift to a more rational investment environment based on company fundamentals, rather than the momentum that led the markets in 1999, is healthy. We believe that the Portfolios will benefit from investments in traditional companies that are industry leaders and well-positioned technology companies. The real winners in this marketplace should be old and new economy companies that use technology to increase productivity and profitability. We believe that our sharpened focus on analyzing company fundamentals will enable us to grow and preserve your assets over time. The year 2001 will be a


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year of transition away from the unrealistic expectations built over the past few years. Investors should expect more normalized returns from the capital markets; returns more in line with history than hype.

LAZARD EQUITY PORTFOLIO

Lazard Equity Portfolio Institutional Shares posted a total return of (2.64)%, while Open Shares posted a total return of (2.91)%, beating the (9.11)% return of the S&P 500 Index.

Our sizable allocations to the consumer, healthcare and insurance industries, which were detrimental to returns in 1999, were beneficial in 2000 as investors sought out profitable companies with proven business models. In the healthcare sector, we added to long-term pharmaceutical holdings when the group was pressured by concern over healthcare reform and patent expirations. Notably, Merck and Schering-Plough delivered strong results, driven by their existing drug pipelines, despite earlier warnings of slower growth.

The Portfolio was not immune to the sell-off in technology, which initially impacted more speculative stocks in the industry but eventually hurt even profitable, established technology companies. Although the slowing economy has kept many technology companies from achieving lofty goals set earlier in 2000, we believe the industry as a whole continues to benefit from strong secular trends and is becoming very financially productive. Also, while euphoria over the Internet triggered a bubble in some parts of technology in 1999, the bursting of that bubble has led to unwarranted declines in technology leaders with strong competitive positions. Consistent with our investment discipline, our technology and telecommunications holdings have strong cash flows and are attractively valued. We thus believe that the current environment has created opportunity and that, despite near-term volatility, our strategy will prevail, as we believe these holdings are poised to lead the group in the long-term.

LAZARD MID CAP PORTFOLIO

Lazard Mid Cap Portfolio Institutional Shares posted a total return of 22.44%, while Open Shares posted a total return of 22.00%, beating the 8.25% return of the Russell Midcap(Reg. TM) Index.

The Portfolio benefited from dramatic market rotation as our holdings in the finance, energy and consumer staples sectors rose strongly as investors sought out profitable companies with proven business models amid the overall market weakness. In 2000, as premium pricing improved and technology fell out of favor, our finance holdings such as Ambac and ACE surged. Even in the technology and telecommunications groups our holdings held up well due, in our opinion, to their solid valuations and proven business models. We maintained our holdings in 1999, as painful as it was, because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would, at some point, be rewarded. Technology and telecommunications holdings such as NCR Corp, Diebold and Cablevision contributed to strong performance.

Compared to its index, the Portfolio's relative underweight position in utilities hurt returns, as the defensive sector benefited from a flight to safety during the year. However, the Portfolio's positioning has been beneficial to returns over the past few years.

Companies will continue to seek to enhance their productivity by adopting new technologies that should result in more efficient product development, production, distribution, and customer relationship management. We seek to take advantage of the current market volatility and indiscriminate selling, by adhering to our disciplined investment philosophy.

LAZARD SMALL CAP PORTFOLIO

Lazard Small Cap Portfolio Institutional Shares posted a total return of 15.89%, while Open Shares posted a total return of 15.60%, beating the (3.02)% return of the Russell 2000(Reg. TM) Index.

The insurance sector provides a good example of how the dramatic rotation in market environment impacted the Portfolio. In 1999, small cap insurance stocks were one of the worst performing market sectors, as weak premium pricing impacted short-term earnings and investors feared disintermediation by internet companies. We maintained our holdings in 1999 because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would be rewarded. In 2000, as premium pricing improved


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and technology fell out of favor, our holdings such as Everest Re surged higher.

Healthcare stocks were also weak in 1999, only to rebound in 2000 as money flowed out of the technology sector. In addition to sector rotation, healthcare also benefited from a more positive Medicare funding environment. Energy stocks also rebounded last year, and our focus on natural gas producers paid off as gas prices rose sharply as a result of improving supply/demand fundamentals. Our relatively high weight in utilities and stock selection in the transportation sector negatively impacted returns.

While 2000 marked the end of the internet bubble, it is important to remember that the paradigm shift in the economy related to new technology is real. We believe companies will continue to seek to enhance their productivity by adopting new technologies that should result in more efficient product development, production, distribution, and customer relationship management. The Portfolio seeks to take advantage of the current market volatility and indiscriminate selling by adhering to our disciplined investment philosophy. Hence, we have constructed the Portfolio with what we believe are attractively-priced, financially productive companies that are leveraging the latest technologies to seek to maximize efficiency and shareholder returns.

LAZARD GLOBAL EQUITY PORTFOLIO

Lazard Global Equity Portfolio Institutional Shares posted a total return of (9.51)%, while Open Shares posted a total return of (9.72)%, beating the (13.18)% return of the MSCI World Index.

Global merger and acquisition activity sustained its pace in 2000 as companies continued to reshape themselves by strengthening their core businesses and disposing of their nonessential units. In the UK, SmithKline Beecham and Glaxo Wellcome agreed to form the world's largest pharmaceutical company, GlaxoSmithKline, to leverage their research and development capacity. In the financial sector, Dai-Ichi Kangyo Bank, Fuji Bank and Industrial Bank of Japan broke traditional keiretsu lines to merge and create one of the world's largest banks, Mizuho Holdings.

In the U.S., JPMorgan merged with Chase Manhattan Bank to compete with big investment houses. Meanwhile, in France, Vivendi, Seagram, and Canal Plus combined to form Vivendi Universal. Before year-end, the new entity disposed of its spirits operations and spun off its environmental businesses through an IPO to focus on the production and multi-access delivery of media content globally. In the food and beverages industry, Cadbury Schweppes, the UK-based confectionery and drinks group, bought Snapple, the non-carbonated soft drinks company, seeking to drive its return on equity higher by bolstering its beverage portfolio and more efficiently deploying capital.

Overall, stock selection in industrials, including Minnesota Mining and Manufacturing and United Technologies, and technology, including Alcatel, positively impacted performance. Additionally, stock selection in the United States, United Kingdom and Japan added to performance relative to the benchmark. Alternatively, stock selection in financials and utilities was detrimental to the Portfolio's performance.

Markets gyrate with changing sentiment and economic outlooks; however, we believe long-term performance is ultimately driven by valuations and corporate financial productivity. We will continue to construct a Portfolio of compellingly valued companies that are taking action to improve operating returns, and which we believe will outperform over a market cycle.

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Lazard International Equity Portfolio Institutional Shares posted a total return of (10.55)%, while the Open Shares posted a total return of (10.95)%, beating the (14.16)% return of the MSCI EAFE Index.

The Portfolio defended well in 2000 as rising energy prices, currency volatility, slowing economic growth and the dramatic end to the technology, media and telecommunications euphoria triggered losses in most global equity markets. Global merger and acquisition activity sustained its pace in 2000 as companies continued to reshape themselves by


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seeking to strengthen their core businesses and disposing of their nonessential units. Examples that positively impacted the Portfolio included SmithKline Beecham and Glaxo Wellcome, who agreed to form the world's largest pharmaceutical company, GlaxoSmithKline, and Dai-Ichi Kangyo Bank, Fuji Bank and Industrial Bank of Japan, who broke traditional keiretsu lines to merge and create one of the world's largest banks, Mizuho Holdings.

Strong stock selection in France, Germany and Netherlands all contributed to strong performance. Stock selection in financials hurt the Portfolio as Japanese financial stocks struggled despite making significant corporate changes. Additionally, the Portfolio's relative underweight in Switzerland hurt the Portfolio.

We will continue to seek relative value opportunities among companies with strong competitive positions and the necessary strategic vision to excel, as we believe that the renewed emphasis on old-fashioned fundamental analysis will persist.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

Lazard International Small Cap Portfolio Institutional Shares posted a total return of (4.44)%, while Open Shares posted a total return of (4.85)%, beating the (9.23)% return of the MSCI EAFE Small Cap Index.

The Portfolio's outperformance of its benchmark was quite diversified, as eight countries and eight sectors were represented in the Portfolio's top ten holdings. One of the top performers was Nobel Biocare, the Swedish manufacturer of dental implants. The company reported good results for the third quarter and announced the introduction of a breakthrough treatment for dental implants. Swedish Match, another top holding in the Portfolio, was also among the strongest performers. The Swedish maker of consumer products reported strong results for the third quarter and announced a positive outlook for the future.

Among the worst performing stocks was Gretag Imaging, the Swiss manufacturer of image processing equipment. The company announced a profit warning after it was forced to recall a recently introduced product. The company has taken swift action and we believe that most of the costs associated with the recall are behind them. In Japan, the Portfolio benefited from an underweight position, as the decline of the Yen and Japanese small caps helped the performance relative to its index.

We continue to monitor the Portfolio closely. As the markets fall, we continue to search for financially productive companies at attractive valuations with management focused on creating value for our shareholders.

LAZARD EMERGING MARKETS PORTFOLIO

Lazard Emerging Markets Portfolio Institutional Shares posted a total return of (29.53)%, while Open Shares posted a total return of (29.80)%, beating the (30.61)% return of the MSCI Emerging Markets (Free) Index.

Relative performance over the benchmark for 2000 came from positions such as ITC and Larsen & Toubro (both in India), on strong cigarette volume trends and a recovery in cement prices, respectively. Performance also came from the Indonesian tobacco company, Sampoerna, which performed well due to improving price and volume trends. Strong stock selection in financials and telecommunications services also helped performance.

Several positions that detracted from performance included positions in Infosys and Satyam (India), Grupo Televisa (Mexico) and Hyundai Electronics (South Korea). Despite being the best performing region, all of Latin America's equity markets fell over the fourth quarter. Argentinean shares fell the hardest as the economy came close to experiencing a serious crisis caused by the effects of maintaining a convertible currency. The Mexican market also fell, as investors became increasingly nervous about a possible hard economic landing in the U.S. given Mexico's close economic dependency. Brazilian stocks performed less poorly amid continued signs of good economic health.

We believe the current renewed emphasis on individual company fundamentals should persist because, in the long run, a company's worth is determined by its sustainable financial productivity.

LAZARD BOND PORTFOLIO

Lazard Bond Portfolio Institutional Shares posted a total return of 7.53% while Open Shares posted a total return of 7.25%, trailing the 10.12% return of the Lehman Intermediate Government/Corporate Bond Index.


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The U.S. economy began 2000 exhibiting strong economic growth, driving the
Federal Reserve to tighten monetary policy with a series of rate hikes in the first half of 2000. Rates were increased a total of three times, the last a 50 basis point move in early May. Long-term yields declined, spurred by a large budget surplus and expectations that government debt retirement would lead to an appreciation in the 30-year Treasury bond. Together, tight monetary policy and falling long-term yields caused a severe inversion of the U.S. yield curve that pushed risk premiums on non-government assets to historic highs. As a result, performance of most non-government sectors trailed Treasuries by a significant margin in 2000.

The Portfolio's allocation to asset-backed securities, the best performing high-grade sector in 2000, was a positive, and the Portfolio was also underweight in the U.S. investment grade corporate market, which underperformed other high-grade spread asset sectors as credit concerns mounted during the year. These were positives for relative performance, but an overweight in lower-rated investment grade corporate issuers was a negative, as risk aversion drew investors to higher rated bonds. The mortgage pass-through market was also somewhat weak in 2000, and the Portfolio's overweight in lower coupon mortgages, which were more susceptible to widening spreads during the first quarter, was a negative.

The high yield corporate sector suffered from a negative technical environment, as equity market volatility and outflows from high yield investors combined with credit concerns to create an environment where even fundamentally attractive issuers were punished severely for negative event news. This environment was particularly harsh for the Portfolio's high yield allocation, which emphasizes companies with proprietary or "niche" businesses that sometimes lack simple industry comparisons. The Portfolio also maintains a fairly sizable overweight of B-rated securities within its high yield allocation; these securities were out of favor in a risk-averse environment. Despite the pain endured in 2000, the Portfolio maintains positions in high yield issuers that we believe to be fundamentally attractive and that we believe are likely to rebound as the level of risk aversion begins to decline.

LAZARD HIGH YIELD PORTFOLIO

Lazard High Yield Portfolio Institutional Shares posted a total return of (15.19)% while Open Shares posted a total return of (15.54)%, trailing the (5.12)% return of the Merrill Lynch High Yield Master II Index.

The year 2000 was a difficult one for U.S. high yield markets. Strong economic growth early in the year prompted the Federal Reserve to tighten monetary policy, resulting in a series of rate hikes during the first half. As the year progressed, it became apparent that the economy was slowing down, raising recessionary concerns among investors. Market sentiment deteriorated further, as banks tightened their lending standards, and capital markets became increasingly difficult to access, resulting in increased refinancing risks for issuers in high yield markets. The market retreated as investors responded with a flight to quality, and large sustained outflows from investment funds softened the footing. The low point came in October and November, when the broad market declined more than 3% in two consecutive months. This environment was particularly harsh for the Portfolio's long-term high yield strategy, which emphasizes companies with proprietary or "niche" businesses that sometimes lack simple industry comparisons. The Portfolio also maintains a fairly sizable overweight of B-rated securities, which were out of favor in a risk-averse environment.

Despite the pain endured in 2000, the Portfolio maintains positions in issuers that we believe to be fundamentally attractive and that we believe are likely to rebound disproportionately as the level of risk aversion begins to decline. As year-end approached, the risk compensation available was near historic levels, providing attractive opportunities for the future. An improvement in market liquidity, prompted by a reversal of the Fed's tight monetary policy, should greatly benefit the Portfolio in 2001.

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

Lazard International Fixed-Income Portfolio Institutional Shares posted a total return of (4.70)% while Open Shares posted a total return of (4.92)%, trailing the (2.63)% return of the Salomon World Government Bond Index Ex-U.S.


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INVESTMENT OVERVIEW (CONTINUED)

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European fixed income markets felt the pull of tighter monetary policy in 2000 as the European Central Bank raised rates six times during the year, for a total of 1.75%. Although the impact in Europe was muted relative to the U.S., risk premiums on non-government assets widened significantly during the year, as markets tried to decide whether monetary tightening would lead to an economic soft landing or something worse.

As in the U.S., credit risk remained of paramount concern to bond investors. Yield spreads on investment grade corporate bonds, which had remained stable through the summer and early fall, widened sharply as a result of a slew of telecommunications downgrades and a chilling of investor appetites. Broad market corporate spreads widened from less than 100 to nearly 125 basis points during the second half. While this trend was somewhat negative for the Portfolio's corporate bond positions, rigorous credit analysis allowed us to avoid exposure to adverse events, providing some insulation. Several active measures reduced the impact of spread widening in Europe: an allocation to long-term U.K. corporate bonds performed well, as changes in U.K. regulatory guidelines spurred demand from pension fund investors, and the Portfolio's allocation to Danish mortgages also provided a positive contribution to relative performance. While risks are heightened relative to a year ago, we continue to see much opportunity in the blossoming Euro non-government market.

The difficult credit environment was particularly unkind to the European high yield market, where volatile equity markets and a weak telecommunications sector pulled the group down. October and November marked the depths of the high yield market in Europe, with the broad market declining more than 6% in each month. The Portfolio's emphasis on upper tier industrial issuers and its cautious approach to the telecommunication sector paid off, as the Portfolio's European high yield positions outperformed the broad market by a wide margin. As year-end approached, the risk compensation available in global high yield markets was near historic levels, providing attractive opportunities for the future.

While local currency emerging markets were soft in 2000, the Portfolio's strategy of maintaining a highly diversified allocation across roughly 25 to 30 countries again paid off. While broad emerging market local currency indices offered only modest returns, the combination of a high level of diversification, hedging of embedded developed currency exposure, and strong country selection drove the Portfolio's local currency allocation to significant outperformance.

Looking ahead, easing of monetary policy by the U.S. Federal Reserve is generally very positive for emerging markets, resulting in cheaper commodities and reduced refinancing risk. It should also take some pressure off of the U.S. high yield market by improving liquidity.

LAZARD STRATEGIC YIELD PORTFOLIO

Lazard Strategic Yield Portfolio Institutional Shares posted a total return of 1.12% while Open Shares posted a total return of 0.71%, trailing the 6.43% return of the One Month LIBOR USD Fixed Index.

The year 2000 was a difficult one for corporate high yield markets. Strong U.S. economic growth early in the year prompted the Federal Reserve to tighten monetary policy, resulting in a series of rate hikes during the first half. As the year progressed, it became apparent that the economy was slowing down, raising recessionary concerns among investors. Market sentiment deteriorated further, as banks tightened their lending standards, and capital markets became increasingly difficult to access, resulting in increased refinancing risks for issuers in high yield markets. The market retreated as investors responded with a flight to quality, and large sustained outflows from investment funds softened the footing. The low point came in October and November, when the broad market declined more than 3% in two consecutive months. This environment was particularly harsh for the Portfolio's long-term high yield strategy, which emphasizes companies with proprietary or "niche" businesses that sometimes lack simple industry comparisons. The Portfolio also maintains a fairly sizable overweight of B-rated securities, which were out of favor in a risk-averse environment.

The difficult environment in U.S. high yield also spilled over to Europe, where volatile equity markets and a weak telecom sector pulled the European high yield market down. The Portfolio's emphasis on


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INVESTMENT OVERVIEW (CONCLUDED)

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upper tier industrial issuers and its cautious approach to the telecommunications sector paid off, as the Portfolio's European high yield positions outperformed the broad market by a wide margin. We will also continue to look for opportunities to increase exposure to high yield if the market continues to exhibit a meaningful turnaround.

Yield spreads on European investment grade corporate bonds also widened sharply, as a result of telecommunications downgrades and a chilling of investor appetites. While this trend was somewhat negative for the Portfolio's corporate bond positions, rigorous credit analysis allowed us to avoid exposure to adverse events, providing some insulation. Several active measures helped to mute the impact of general spread widening in Europe: an allocation to long-term U.K. corporate bonds performed well, as changes in U.K. regulatory guidelines spurred demand from pension fund investors, and the Portfolio's allocation to Danish mortgages also provided a positive contribution to relative performance. The allocation to developed non-U.S. markets was reduced mid-year and re-deployed into floating rate U.S. asset backed securities, greatly reducing the Portfolio's exposure to interest rate risk in a volatile market and adding a floating rate asset class which is more aligned with short-term interest rates. While local currency emerging markets were soft in 2000, the Portfolio's strategy of maintaining a highly diversified allocation across roughly 25 to 30 countries again paid off. While broad emerging market local currency indices offered only modest returns, the combination of a high level of diversification, hedging of embedded developed currency exposure, and strong country selection drove the Portfolio's local currency allocation to significant outperformance.

NOTES TO INVESTMENT OVERVIEW:

All returns are for the year ended December 31, 2000. The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio have been waived and/or reimbursed by the Investment Manager and/or the Administrator; without such waiver/reimbursement of expenses, the Portfolio's total return would have been lower.

Portfolio composition is subject to change.

Past performance is not indicative, nor a guarantee, of future results.

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GROWTH CHARTS

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THE PERFORMANCE DATA CONTAINED IN THE GROWTH CHARTS IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN A PORTFOLIO UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


LAZARD EQUITY PORTFOLIO

Lazard Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


                        COMPARISON OF $10,000 INVESTMENT
             IN THE INSTITUTIONAL SHARES OF LAZARD EQUITY PORTFOLIO,
                     S&P 500 INDEX, S&P/BARRA VALUE(R) INDEX
                      AND RUSSELL 1000(R) VALUE INDEX

            [Data below represents line chart in the printed piece]

         LAZARD EQUITY       S&P 500     S&P/BARRA     RUSSELL 1000
           PORTFOLIO          INDEX     VALUE INDEX    VALUE INDEX
         -------------       -------    -----------    -----------
Dec-90       10000           10000         10000         10000
Jan-91       10399           10435.5       10473         10450.3
Feb-91       11170.9         11181.8       11155.8       11145.1
Mar-91       11292.3         11452.7       11257.4       11310
Apr-91       11274.5         11479.8       11346.3       11393.7
May-91       11631.2         11975         11887.5       11818.7
Jun-91       11100.5         11426.5       11296.7       11321.1
Jul-91       11622.7         11959.1       11745.2       11794.9
Aug-91       12111           12242.4       11915.5       12009.7
Sep-91       11945.3         12037.6       11790.4       11921.4
Oct-91       12084.9         12199.3       11962.5       12118.9
Nov-91       11448           11707.8       11295         11497
Dec-91       12753.3         13046.9       12256.2       12460.5
Jan-92       12887.7         12803.8       12256.2       12480.2
Feb-92       13228.7         12969.6       12505         12785.8
Mar-92       12825.7         12717.3       12308.7       12600.4
Apr-92       12767.2         13090.7       12909.3       13142.9
May-92       12746.5         13154.9       12945.5       13208.5
Jun-92       12238.7         12959.1       12839.3       13126.2
Jul-92       12587.7         13488.5       13302.8       13633.2
Aug-92       12234.5         13212.4       12917         13216.1
Sep-92       12421.5         13367.6       13059.1       13399
Oct-92       12630.4         13413.8       12954.7       13411.5
Nov-92       13234.8         13870.5       13305.7       13851.5
Dec-92       13423.8         14040.7       13546.6       14181.5
Jan-93       13676.7         14158.1       13920.5       14593.3
Feb-93       13834.8         14351         14400.7       15107.3
Mar-93       14435.3         14653.8       14798.2       15552.5
Apr-93       14141.9         14299.7       14739         15353.3
May-93       14511.6         14682.2       15014.6       15661.9
Jun-93       14596.1         14725.2       15212.8       16007.2
Jul-93       14624.9         14666         15401.4       16186.2
Aug-93       15168.2         15222.4       16005.2       16770.6
Sep-93       15146.5         15105.7       15998.8       16797.3
Oct-93       15761           15418.2       16085.6       16785.7
Nov-93       15641           15271.3       15797.9       16439.3
Dec-93       15923           15455.9       16066.8       16751.6
Jan-94       16725.5         15981.4       16815.8       17385.5
Feb-94       16507.7         15547.7       16207.4       16790.9
Mar-94       15785.4         14869.8       15540.8       16166.3
Apr-94       16049.1         15060.4       15868.1       16476.3
May-94       16239.4         15307.6       16130.7       16666.2
Jun-94       15860.7         14932.4       15684.5       16267
Jul-94       16419           15422.8       16214.6       16773.1
Aug-94       17155.9         16055.1       16673         17255
Sep-94       16879.6         15662.6       16086.1       16682.3
Oct-94       17117.1         16014.5       16436.3       16914.8
Nov-94       16505.3         15431.2       15770.3       16231.5
Dec-94       16596.4         15660.1       15964         16418.4
Jan-95       16874           16066.2       16396.3       16923.8
Feb-95       17610.3         16692.2       17033         17593
Mar-95       18105.2         17184.8       17502.6       17979
Apr-95       18609.8         17690.9       18078.8       18547.1
May-95       19384.7         18398         18883.1       19327.8
Jun-95       19990.1         18825.4       19026.4       19589.6
Jul-95       20749           19449.7       19681.9       20271.6
Aug-95       21064.9         19498.5       19849.9       20558
Sep-95       21793.8         20321.3       20540.3       21301.4
Oct-95       21647.9         20248.8       20220.5       21089.8
Nov-95       22647.9         21137.7       21280.3       22158.1
Dec-95       22851.3         21544.8       21870.2       22714.9
Jan-96       23638.8         22278.2       22524.9       23422.7
Feb-96       24308.2         22484.7       22736.2       23599.8
Mar-96       24505.1         22701.2       23268.5       24000.9
Apr-96       25030.8         23035.9       23505.4       24093.1
May-96       25329.1         23630         23859.6       24394.3
Jun-96       25071.5         23720         23744.3       24414.3
Jul-96       23707.6         22672         22742.6       23491.7
Aug-96       24510.1         23150.2       23370.3       24163.5
Sep-96       25394.2         24453.1       24371.2       25124
Oct-96       26003.2         25127.5       25197.4       26095.3
Nov-96       27757.7         27026.9       27125         27987.5
Dec-96       27401.4         26491.5       26680.2       27630.4
Jan-97       28711.6         28146.7       27910.1       28969.9
Feb-97       29053.4         28367.3       28113.8       29395.4
Mar-97       27971           27201.7       27152.3       28338.4
Apr-97       28811.3         28825.7       28170.6       29528.9
May-97       30835           30580.6       29937.4       31178.4
Jun-97       31847.4         31950.6       31081         32515.9
Jul-97       34233.8         34492.9       33567.5       34962.1
Aug-97       33037.3         32560.6       32050.3       33716.4
Sep-97       34473.1         34343.9       33928.4       35754.2
Oct-97       32500.7         33196.9       32681.5       34755.2
Nov-97       33597.5         34733.5       33927.4       36291.8
Dec-97       34286.1         35329.9       34680.6       37351.1
Jan-98       34234.7         35720.7       34252.9       36822.6
Feb-98       36688.6         38296.8       36822.2       39301.5
Mar-98       38850.8         40258         38687.3       41705.2
Apr-98       39142.5         40663         39145.4       41984.2
May-98       38113.1         39963.6       38594.6       41361.6
Jun-98       38802.9         41586.9       38887.5       41891.8
Jul-98       37801.8         41142         38043.6       41152.4
Aug-98       31817.8         35185.4       31926.2       35028.1
Sep-98       32975.9         37442.6       33866.1       37038.8
Oct-98       36501.1         40492.3       36518.8       39907.8
Nov-98       38727.6         42948.1       38421.1       41767.1
Dec-98       40220.2         45427.1       39770.4       43188.8
Jan-99       41145.2         47319.1       40573.8       43533.9
Feb-99       39758.7         45849.9       39700.2       42919.6
Mar-99       40720.4         47686.1       40903.5       43807.6
Apr-99       43236.1         49534         44429.8       47899.3
May-99       42698.7         48364.5       43644.8       47372.9
Jun-99       44603.9         51048.7       45321.1       48748.1
Jul-99       43363.9         49455         43927.5       47320.8
Aug-99       41776.8         49207.7       42816.1       45564.7
Sep-99       39742.3         47858.4       41140.8       43972.2
Oct-99       41645.1         50887.4       43463.1       46503.2
Nov-99       41607.7         51921.9       43208.5       46139.6
Dec-99       41919.7         54980.1       44831.8       46362.4
Jan-00       40528.4         52217.9       43405.2       44850.1
Feb-00       38678.7         51229.5       40693.3       41517.7
Mar-00       41880.9         56241.3       44936.4       46583.3
Apr-00       41085.2         54545.8       44635.8       46041.1
May-00       41303.7         53426.5       44775         46526.4
Jun-00       40488.8         54743.5       43006.4       44400.1
Jul-00       40070.6         53888.9       43867         44956
Aug-00       42271.6         57232.2       46807.8       47457.3
Sep-00       40278.5         54213.2       46796.6       47892.1
Oct-00       42088.2         53984         47670.7       49068.3
Nov-00       39647.1         49727.9       45231.4       47246.9
Dec-00       40812.8         49970.6       47559         49613.9


LAZARD MID CAP PORTFOLIO

Lazard Mid Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of medium-size U.S. companies with market capitalizations in the range of the Russell Midcap(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
 LAZARD MID CAP PORTFOLIO, RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX


            [Data below represents line chart in the printed piece]


        LAZARD MID CAP  RUSSELL MIDCAP  RUSSELL MIDCAP
          PORTFOLIO        INDEX         VALUE INDEX
        --------------  -------------   --------------
           10000           10000            10000
11/4/97    9990            10033.3          10166.9
Dec-97     10274.7         10309.2          10555.9
Jan-98     10284.7         10115.4          10350.8
Feb-98     11145.9         10906.4          11042.3
Mar-98     11656.6         11423.4          11610.8
Apr-98     11696.7         11452            11546
May-98     11115.9         11097.5          11276.3
Jun-98     10915.8         11251.2          11312.2
Jul-98     10174.6         10714.6          10738.7
Aug-98     8674.86         9000.83          9228.75
Sep-98     9095.59         9583.37          9767.24
Oct-98     9536.73         10236.9          10399.8
Nov-98     10128           10721.6          10765.2
Dec-98     10650.1         11350.4          11092.4
Jan-99     10538.3         11330.9          10833.9
Feb-99     10222.1         10954            10595.7
Mar-99     10425.5         11297.2          10747
Apr-99     11342           12131.7          11764.9
May-99     11474.7         12096.9          11814
Jun-99     11739.2         12523.9          11948.7
Jul-99     11199.2         12179.5          11649.6
Aug-99     10476.2         11864.8          11247
Sep-99     10026.3         11447.7          10677.7
Oct-99     10445.8         11990.3          10992.8
Nov-99     10722           12335.2          10791.2
Dec-99     11116.5         13420.2          11080.3
Jan-00     10219.5         12976            10417.5
Feb-00     10642.6         13973.3          9981.89
Mar-00     11797.7         14773.5          11192
Apr-00     11643.1         14074.3          11236.8
May-00     11838.7         13701.6          11429.9
Jun-00     11674.2         14106.9          11003.9
Jul-00     11612.3         13948.6          11261.1
Aug-00     12732.3         15285.4          11951.5
Sep-00     12876.2         15067.6          12065.9
Oct-00     13258.6         14835            12295.2
Nov-00     12769.4         13499.8          12134.9
Dec-00     13612.2         14527.2          13205.2



     PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

Lazard Small Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


       COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
  LAZARD SMALL CAP PORTFOLIO, RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX


            [Data below represents line chart in the printed piece]

           LAZARD SMALL CAP  RUSSELL 2000   RUSSELL 2000
              PORTFOLIO         INDEX           VALUE
           ----------------  -----------    ------------
10/30/91       10000           10000           10000
Nov-91         9720            9537.2          9594.2
Dec-91         10453.5         10300.4         10216.3
Jan-92         11316.3         11135.7         11070.9
Feb-92         11827.9         11460.8         11599
Mar-92         11827.9         11073           11472.8
Apr-92         11547           10684.3         11313.9
May-92         11557           10826.4         11621.5
Jun-92         10955.1         10317.7         11245.2
Jul-92         11256.1         10676.3         11668.8
Aug-92         10935.1         10374.4         11441.4
Sep-92         11015.3         10613.3         11657.4
Oct-92         11547           10948.2         11929.5
Nov-92         12560.3         11786.7         12667.5
Dec-92         13041.3         12197           13192.9
Jan-93         13443.2         12609.5         13892.9
Feb-93         13563.7         12318.7         13948.4
Mar-93         14216.8         12718.3         14477.5
Apr-93         13885.2         12368.7         14129.6
May-93         14528.2         12915.7         14574
Jun-93         14920.1         12996           14711.4
Jul-93         15045.6         13175.4         14964
Aug-93         15925.8         13744.3         15548.8
Sep-93         16232.9         14132.2         15921.5
Oct-93         16386.4         14496.1         16286.1
Nov-93         16171.5         14023.8         15871.6
Dec-93         16965.6         14503           16338.6
Jan-94         17588.2         14957.4         16920.6
Feb-94         17599.3         14903.1         16871
Mar-94         16765.4         14118.2         16116
Apr-94         16743.2         14201.9         16274.4
May-94         16787.7         14042.1         16251.2
Jun-94         16598.7         13568.3         15829.4
Jul-94         16947.6         13791.4         16122
Aug-94         17926.5         14559.6         16756.1
Sep-94         17926.5         14510.2         16577.8
Oct-94         17641.9         14451.6         16273.7
Nov-94         16754.2         13867.6         15616.8
Dec-94         17310.3         14238.8         16085.4
Jan-95         17238           14059           16007.6
Feb-95         17973.8         14644.3         16600.3
Mar-95         18408.1         14895.3         16681.2
Apr-95         18794.1         15226.2         17177.3
May-95         19349           15488           17545.6
Jun-95         20217.5         16291.5         18145.1
7/1/95         21146.9         17229.9         18807.2
Aug-95         21255.6         17586.4         19365.9
Sep-95         21267.7         17900.5         19655.1
Oct-95         20047.9         17100           18870.1
Nov-95         20893.3         17818.3         19620
Dec-95         21036.4         18288.4         20227.8
Jan-96         21221           18268.6         20361.9
Feb-96         22012.3         18838.1         20681
Mar-96         22408           19221.4         21115.1
Apr-96         23283.4         20249.2         21691.1
May-96         24063.1         21047.2         22240.3
Jun-96         23375.9         20183           21977.6
Jul-96         21697.7         18420.2         20809.3
Aug-96         23098.4         19489.7         21712.2
Sep-96         23930.9         20251.4         22305
Oct-96         24142.3         19939.3         22563.7
Nov-96         25582.7         20760.8         23777.9
Dec-96         26070.4         21304.9         24549.7
Jan-97         26819.7         21730.6         24927
Feb-97         26720.8         21203.6         25163.6
Mar-97         25745.3         20203           24488.7
Apr-97         26494.6         20259.4         24848.7
May-97         29083.2         22513.3         26826.9
Jun-97         30426.2         23478.2         28184.6
Jul-97         31942.5         24570.6         29367.5
Aug-97         32621.2         25132.8         29833.8
Sep-97         34108.6         26972.3         31817.8
Oct-97         32765.6         25787.4         30952.7
Nov-97         32621.1         25620.5         31291.9
Dec-97         33384.9         26068.9         32352.7
Jan-98         33068.1         25657.5         31767.4
Feb-98         35436.1         27554.7         33687.8
Mar-98         36703.5         28691           35054.2
Apr-98         36803.5         28849.7         35227.3
May-98         34869.1         27295.8         33980.3
Jun-98         33784.7         27353.1         33788.3
Jul-98         31399.5         25138.9         31141.7
Aug-98         25144.7         20257.4         26264.6
Sep-98         25833.7         21842.8         27747.7
Oct-98         27326.9         22733.5         28571.6
Nov-98         28450           23924.5         29345
Dec-98         29172.6         25405           30265.2
Jan-99         28953.8         25742.6         29578.2
Feb-99         26875           23657.7         27558.9
Mar-99         26892.2         24027           27331.6
Apr-99         29793.8         26180.1         29826.7
May-99         31235.8         26562.3         30743.5
Jun-99         32374.4         27762.9         31856.8
Jul-99         31905           27001.1         31100.8
Aug-99         30105.5         26002.1         29964.1
Sep-99         29566.6         26007.3         29365.1
Oct-99         28098.7         26114.2         28777.5
Nov-99         28656.1         27672.1         28926.5
Dec-99         29687.8         30804.6         29815.2
Jan-00         28684.3         30310.2         29035.5
Feb-00         28291.3         35315.6         30810.2
Mar-00         30853.4         32987.3         30954.7
Apr-00         31121.8         31002.1         31137.9
May-00         30655.6         29195.3         30662.7
Jun-00         30906.1         31740.2         31558.7
Jul-00         31138.8         30719.1         32610.2
Aug-00         32815           33062.9         34068.9
Sep-00         32452.7         32090.9         33874.7
Oct-00         32833.7         30658.7         33754.4
Nov-00         31582.7         27511.6         33067.5
Dec-00         34407.2         29874.8         36620.6



LAZARD GLOBAL EQUITY PORTFOLIO

Lazard Global Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S and non-U.S companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI(R)) World Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
              LAZARD GLOBAL EQUITY PORTFOLIO AND MSCI WORLD INDEX

             [Data below represents line chart in the printed piece]


          LAZARD GLOBAL    MSCI
            EQUITY         WORLD
           PORTFOLIO       INDEX
          ------------    --------
1/4/96       10000        10000
Jan-96       10010        10117.9
Feb-96       10170        10177.4
Mar-96       10310        10344.6
Apr-96       10430        10585.7
May-96       10460        10592.7
Jun-96       10530        10644.2
Jul-96       10160        10265.9
Aug-96       10290        10381.8
Sep-96       10620        10786.2
Oct-96       10720        10859.3
Nov-96       11570        11465.7
Dec-96       11578.4      11279.9
Jan-97       11550        11413.7
Feb-97       11749.8      11542.8
Mar-97       11679.2      11312.3
Apr-97       11911.2      11679.9
May-97       12451.4      12398.7
Jun-97       13215.2      13014.9
Jul-97       13717.5      13612.2
Aug-97       12974.6      12699.5
Sep-97       13780.2      13387.3
Oct-97       12900        12680.5
Nov-97       13131.5      12902.8
Dec-97       13345.5      13057.9
Jan-98       13592.2      13419.6
Feb-98       14500.6      14325.2
Mar-98       15442.7      14927.9
Apr-98       15610.9      15071.5
May-98       15644.5      14880.4
Jun-98       15779.1      15231.6
Jul-98       15768        15204.9
Aug-98       13454.9      13175
Sep-98       13193.3      13405.7
Oct-98       14349        14615.3
Nov-98       15211.4      15482.2
Dec-98       15627.3      16236.2
Jan-99       15864.8      16589.4
Feb-99       15412.7      16145.7
Mar-99       16043.7      16815.6
Apr-99       16828.8      17476.1
May-99       16401.4      16835.2
Jun-99       17221.5      17618
Jul-99       17150.8      17563.4
Aug-99       17049.1      17529.8
Sep-99       16762        17357.4
Oct-99       17298.4      18256.5
Nov-99       17537.1      18767.7
Dec-99       18193        20284.5
Jan-00       17206        19120.5
Feb-00       17030.5      19169.8
Mar-00       18154.6      20492.5
Apr-00       17556.2      19623.7
May-00       17468.4      19124.5
Jun-00       17730.8      19765.9
Jul-00       17317.7      19207.1
Aug-00       17691.7      19829.5
Sep-00       16826.2      18772.8
Oct-00       16851.5      18456
Nov-00       16035.9      17333.1
Dec-00       16462.4      17611.2



    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Lazard International Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
           LAZARD INTERNATIONAL EQUITY PORTFOLIO AND MSCI EAFE INDEX

             [Data below represents line chart in the printed piece]


                  LAZARD
              INTERNATIONAL       MSCI
                 EQUITY           EAFE
                PORTFOLIO        INDEX
              --------------    -------
10/29/91         10000          10000
Nov-91           9990           9533.13
Dec-91           10319.2        10025.6
Jan-92           10459.4        9811.65
Feb-92           10569.6        9460.46
Mar-92           10319.2        8835.87
Apr-92           10539.6        8877.43
May-92           11030.5        9471.63
Jun-92           10820.1        9022.68
Jul-92           10198.9        8791.76
Aug-92           10078.7        9343.19
Sep-92           9627.87        9158.69
Oct-92           9457.55        8678.28
Nov-92           9417.48        8759.94
Dec-92           9635.88        8805.25
Jan-93           9554.57        8804.12
Feb-93           9768.02        9070.12
Mar-93           10042.5        9860.73
Apr-93           10266.1        10796.5
May-93           10550.7        11024.6
Jun-93           10428.7        10852.6
Jul-93           10744.8        11232.5
Aug-93           11539.2        11838.8
Sep-93           11203.1        11572.3
Oct-93           11793.8        11929
Nov-93           11569.8        10886.3
Dec-93           12627.6        11672.3
Jan-94           13826.8        12659.2
Feb-94           13396.3        12624.1
Mar-94           12842.8        12080.4
Apr-94           13324.6        12592.9
May-94           13242.6        12520.6
Jun-94           12955.6        12697.6
Jul-94           13598.4        12819.7
Aug-94           14217          13123.2
Sep-94           13526.3        12709.8
Oct-94           13763.4        13133
Nov-94           12938.6        12501.9
Dec-94           12657.4        12580.1
Jan-95           12048.8        12096.8
Feb-95           12127.7        12062.1
Mar-95           12285.5        12814.4
Apr-95           12815.2        13296.3
May-95           12927.9        13137.8
Jun-95           13142.1        12907.4
Jul-95           13976.1        13711
Aug-95           13728.2        13188
Sep-95           14032.5        13445.5
Oct-95           13807          13084.1
Nov-95           13942.3        13448.1
Dec-95           14320.6        13989.9
Jan-96           14400.8        14047.4
Feb-96           14607          14094.9
Mar-96           14962.2        14394.3
Apr-96           15333.9        14812.7
May-96           15230.3        14540.2
Jun-96           15518.1        14622
Jul-96           15091.4        14194.6
Aug-96           15114.4        14225.7
Sep-96           15471.2        14603.7
Oct-96           15540.3        14454.3
Nov-96           16357.6        15029.4
Dec-96           16559.8        14836.1
Jan-97           16134.2        14316.9
Feb-97           16535.5        14551.1
Mar-97           16936.7        14603.8
Apr-97           16814.8        14681.3
May-97           17520.1        15636.6
Jun-97           18609.7        16499
Jul-97           19038.2        16765.9
Aug-97           17838.4        15513.9
Sep-97           19344.3        16383
Oct-97           18144.5        15123.7
Nov-97           18266.9        14969.5
Dec-97           18520.4        15100.1
Jan-98           18957.9        15790.2
Feb-98           20045          16803.3
Mar-98           21291.2        17320.7
Apr-98           21635.9        17457.8
May-98           22220.1        17373.1
Jun-98           21982.3        17505.1
Jul-98           22248.3        17682.6
Aug-98           19193.6        15491.9
Sep-98           18220.5        15017
Oct-98           19605.2        16582.3
Nov-98           20724.7        17431.9
Dec-98           21493.2        18119.4
Jan-99           21409.3        18065.9
Feb-99           20844.1        17635.3
Mar-99           21536.2        18371.6
Apr-99           22537.6        19115.9
May-99           21719.5        18131.5
Jun-99           22651.2        18838.5
Jul-99           23371.6        19398.6
Aug-99           23822.6        19469.4
Sep-99           23808.3        19665.4
Oct-99           24460.7        20402.1
Nov-99           24901          21110.7
Dec-99           26668.9        23005.4
Jan-00           24539.7        21543.7
Feb-00           24678.3        22123.7
Mar-00           25835          22982.1
Apr-00           24786.1        21772.7
May-00           24554.8        21240.9
Jun-00           25465.8        22071.6
Jul-00           24878.9        21146.3
Aug-00           24883.9        21329.8
Sep-00           23816.4        20291.2
Oct-00           23483          19811.9
Nov-00           22925.7        19069
Dec-00           23854.2        19746.8


LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

Lazard International Small Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Small Cap Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF LAZARD INTERNATIONAL SMALL CAP PORTFOLIO AND MSCI EAFE SMALL CAP INDEX

             [Data below represents line chart in the printed piece]

               LAZARD         MSCI
            INTERNATIONAL     EAFE
             SMALL CAP      SMALL CAP
             PORTFOLIO        INDEX
           -------------   ----------
12/1/93       10000         10000
Dec-93        10872.5       10854.3
Jan-94        12082.8       12056.9
Feb-94        11882.7       12286.4
Mar-94        11162.6       12009.5
Apr-94        11042.5       12515.7
May-94        10992.5       12357.5
Jun-94        10712.5       12610.7
Jul-94        10912.5       12634.4
Aug-94        11352.6       12761
Sep-94        11002.5       12302.1
Oct-94        11092.6       12476.1
Nov-94        10612.5       11605.9
Dec-94        10382.4       11756.3
Jan-95        10072.3       11305.3
Feb-95        10012.3       11155
Mar-95        9782.26       11384.4
Apr-95        10002.3       11637.6
May-95        10272.4       11368.6
Jun-95        10362.4       11115.4
Jul-95        10752.5       11827.5
Aug-95        10652.5       11495.2
Sep-95        10962.5       11463.5
Oct-95        10532.4       11004.7
Nov-95        10502.4       11139.1
Dec-95        10567.7       11519
Jan-96        10738.7       11867
Feb-96        10829.2       11977.8
Mar-96        10969.9       12215.1
Apr-96        11412.3       12856
May-96        11492.8       12594.8
Jun-96        11533         12579.1
Jul-96        11130.8       11882.8
Aug-96        11482.7       11922.4
Sep-96        11553.1       11977.8
Oct-96        11643.6       11764.2
Nov-96        12186.6       11914.4
Dec-96        12221.5       11503.1
Jan-97        12385.4       11271
Feb-97        12621         11481.2
Mar-97        12426.3       11191.5
Apr-97        11985.8       10818.4
May-97        12556.1       11638
Jun-97        13124         11847.6
Jul-97        13010.4       11430.7
Aug-97        12618         10701.2
Sep-97        13351.2       10475.4
Oct-97        12711         9895.18
Nov-97        12308.2       9205.22
Dec-97        12254.2       8668.49
Jan-98        12526.7       9210.4
Feb-98        13679.8       10035.8
Mar-98        14780.5       10257.6
Apr-98        15440.9       10237.8
May-98        15786.8       10271.2
Jun-98        15314.8       9862.51
Jul-98        15115.7       9727.81
Aug-98        13341.1       8433.37
Sep-98        12315.2       8045.6
Oct-98        12657.5       8690.12
Nov-98        12753.7       9105.26
Dec-98        13179.7       9140.23
Jan-99        12949.1       9025.2
Feb-99        12787.2       8911.32
Mar-99        12996         9393.88
Apr-99        13642.6       10092.2
May-99        13399.8       9726.32
Jun-99        14047         10243.5
Jul-99        14601.8       10556.7
Aug-99        14853.7       10781
Sep-99        15017.1       10747.1
Oct-99        14866.2       10599.8
Nov-99        15412.4       10657.3
Dec-99        16616.1       10755.8
Jan-00        16662.6       10768.6
Feb-00        17204.8       11033.2
Mar-00        17534.4       11294.6
Apr-00        16734.4       10446
May-00        16510.1       10424.6
Jun-00        16804.7       11341.4
Jul-00        16440         10627.9
Aug-00        16786.9       11130.1
Sep-00        16442.2       10490.3
Oct-00        15871.7       9760.69
Nov-00        15480.5       9731.24
Dec-00        15878.3       9762.53




    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO

Lazard Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
             LAZARD EMERGING MARKETS PORTFOLIO AND MORGAN STANLEY
          CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS (FREE) INDEX

             [Data below represents line chart in the printed piece]

           LAZARD EMERGING    MSCI EMERGING
              MARKETS        MARKETS (FREE)
             PORTFOLIO           INDEX
           ---------------   --------------
7/15/94        10000            10000
Jul-94         10210            10280
Aug-94         11300            11555.8
Sep-94         11660            11687.5
Oct-94         11580            11477.1
Nov-94         11320            10880.3
Dec-94         9860             10006.6
Jan-95         8640             8941.91
Feb-95         8420             8712.99
Mar-95         8400             8768.76
Apr-95         8650             9162.48
May-95         9160             9649.92
Jun-95         9140             9678.87
Jul-95         9490             9896.16
Aug-95         9370             9663.01
Sep-95         9460             9617.11
Oct-95         9040             9248.96
Nov-95         8920             9084.05
Dec-95         9280.04          9486.93
Jan-96         10163.9          10161.3
Feb-96         10244.2          9999.7
Mar-96         10244.2          10077.6
Apr-96         10897.5          10480.5
May-96         11269.2          10433.7
Jun-96         11168.7          10498.8
Jul-96         10676.6          9781.27
Aug-96         10867.4          10031.7
Sep-96         11168.7          10118.5
Oct-96         11048.2          9848.69
Nov-96         11369.6          10013.8
Dec-96         11472.7          10059
Jan-97         12240.3          10745.1
Feb-97         12762.2          11205.3
Mar-97         12639.4          10911
Apr-97         12772.4          10930.3
May-97         13189.1          11243.1
Jun-97         14164.6          11844.9
Jul-97         14143.8          12021.7
Aug-97         12597.6          10491.9
Sep-97         13178.8          10782.7
Oct-97         10770            9013.36
Nov-97         10252.5          8684.48
Dec-97         10343.9          8893.76
Jan-98         9781.73          8196.22
Feb-98         10625            9051.71
Mar-98         11243.4          9444.52
Apr-98         11175.9          9341.64
May-98         9837.95          8061.45
Jun-98         9276.2           7215.84
Jul-98         9535.01          7444.62
Aug-98         6649.72          5292.08
Sep-98         7088.6           5627.79
Oct-98         7684.75          6220.4
Nov-98         8247.27          6737.74
Dec-98         7914.91          6640.1
Jan-99         7356.11          6532.97
Feb-99         7344.34          6596.51
Mar-99         8404.5           7465.87
Apr-99         9293.28          8389.55
May-99         9020.05          8340.75
Jun-99         10103.4          9287.36
Jul-99         9818.45          9034.74
Aug-99         9640.73          9116.94
Sep-99         9286.73          8808.79
Oct-99         9446.27          8996.35
Nov-99         10657.3          9803.01
Dec-99         12330.5          11049.8
Jan-00         12007.5          11115.6
Feb-00         12100            11262.3
Mar-00         12158.1          11317.3
Apr-00         10902.2          10244.4
May-00         10418.1          9820.9
Jun-00         11282.3          10166.8
Jul-00         10659.7          9643.96
Aug-00         10820.7          9691.38
Sep-00         9898.76          8845.16
Oct-00         9253.56          8203.86
Nov-00         8331.9           7486.57
Dec-00         8689.34          7667.31



LAZARD BOND PORTFOLIO

Lazard Bond Portfolio seeks to build and preserve capital. The Portfolio invests in a range of bonds and other fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities, corporate fixed-income securities and U.S. Government securities.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
 LAZARD BOND PORTFOLIO AND LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX

             [Data below represents line chart in the printed piece]

                                LEHMAN INTERMEDIATE
                LAZARD BOND    GOVERNMENT/CORPORATE
                 PORTFOLIO         BOND INDEX
                -----------    --------------------
11/12/91          10000             10000
Nov-91            10103.5           10114.8
Dec-91            10392.2           10361.8
Jan-92            10277.7           10268
Feb-92            10304.8           10308.6
Mar-92            10242.6           10268
Apr-92            10323.3           10358.3
May-92            10467             10518.8
Jun-92            10599.7           10674.5
Jul-92            10810.9           10886.8
Aug-92            10912.9           10995.7
Sep-92            11037.2           11145
Oct-92            10891.4           11000.4
Nov-92            10843.6           10958.5
Dec-92            10983.3           11105.3
Jan-93            11180.9           11321.3
Feb-93            11360.5           11499.8
Mar-93            11383.2           11545.5
Apr-93            11464.6           11638.5
May-93            11409.8           11612.6
Jun-93            11626             11794.9
Jul-93            11713.3           11823.8
Aug-93            11912             12011.3
Sep-93            11901.7           12061.2
Oct-93            11939.3           12093.4
Nov-93            11903.3           12026
Dec-93            11926.3           12081.1
Jan-94            12117.8           12215.2
Feb-94            11910.1           12034.6
Mar-94            11640.6           11836
Apr-94            11494.6           11755.5
May-94            11441.8           11763.3
Jun-94            11434.4           11765
Jul-94            11635.3           11934.3
Aug-94            11648.2           11971.6
Sep-94            11396.7           11861.5
Oct-94            11405.8           11859.9
Nov-94            11369.8           11806
Dec-94            11421.2           11847.8
Jan-95            11608.4           12047.5
Feb-95            11841.2           12297.4
Mar-95            11910.4           12367.8
Apr-95            12070.8           12520.4
May-95            12550.1           12899
Jun-95            12643             12985.4
Jul-95            12573.3           12987.2
Aug-95            12703.9           13105.5
Sep-95            12843.2           13200.4
Oct-95            13022.2           13347.5
Nov-95            13167.2           13522.9
Dec-95            13271.5           13664.6
Jan-96            13387.2           13782.5
Feb-96            13239             13620.7
Mar-96            13151.7           13550.5
Apr-96            13119.8           13502.6
May-96            13108.1           13492.4
Jun-96            13222.8           13635.8
Jul-96            13262.5           13676.3
Aug-96            13303.6           13687.1
Sep-96            13504.5           13877.8
Oct-96            13713             14123
Nov-96            13916.3           14309.2
Dec-96            13850.6           14217.5
Jan-97            13949.5           14272.8
Feb-97            13984.3           14300.1
Mar-97            13876.2           14201.4
Apr-97            14048.2           14368.2
May-97            14187.4           14487.5
Jun-97            14318.8           14619.8
Jul-97            14578.1           14917.2
Aug-97            14531.8           14842.2
Sep-97            14717.4           15014.8
Oct-97            14865.8           15181.1
Nov-97            14894.5           15214.6
Dec-97            15036.6           15336.3
Jan-98            15228             15537.2
Feb-98            15223.1           15525.3
Mar-98            15233.2           15575.1
Apr-98            15303.5           15653.3
May-98            15404.7           15768
Jun-98            15504.8           15868.8
Jul-98            15543.6           15924.6
Aug-98            15627.5           16174.6
Sep-98            15869.8           16580.6
Oct-98            15719             16564.2
Nov-98            15807             16562.9
Dec-98            15905             16629.2
Jan-99            16025.9           16720.5
Feb-99            15745.4           16474.7
Mar-99            15884             16597.7
Apr-99            15942             16648.7
May-99            15787.3           16520.5
Jun-99            15762.1           16532.7
Jul-99            15721.1           16517.3
Aug-99            15704.5           16530.5
Sep-99            15827.7           16684.3
Oct-99            15821.4           16727.7
Nov-99            15856.2           16748.4
Dec-99            15833.1           16693.5
Jan-00            15739             16632.5
Feb-00            15870.4           16769.5
Mar-00            15951.4           16944.6
Apr-00            15933.8           16905.6
May-00            15917.4           16932.7
Jun-00            16214             17231.4
Jul-00            16318.6           17362.5
Aug-00            16429.5           17567.7
Sep-00            16536.6           17727.5
Oct-00            16574             17808.3
Nov-00            16738.1           18050.2
Dec-00            17024.8           18382.8





     PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

Lazard High Yield Portfolio seeks maximum total return from a combination of capital appreciation and current income. The Portfolio invests primarily in high-yielding U.S. corporate fixed-income securities rated, at the time of purchase, below investment grade ("junk bonds").

        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF LAZARD HIGH YIELD PORTFOLIO AND MERRILL LYNCH HIGH YIELD MASTER II INDEX

             [Data below represents line chart in the printed piece]

                                MERRILL LYNCH
          LAZARD HIGH YIELD      HIGH YIELD
              PORTFOLIO        MASTER II INDEX
          -----------------   ----------------
1/2/98         10000             10000
Jan-98         10222.3           10159.4
Feb-98         10473.7           10200.5
Mar-98         10715.9           10297.5
Apr-98         10848             10341.6
May-98         10849.7           10403.8
Jun-98         10879             10457.6
Jul-98         10969.3           10524.2
Aug-98         10353.9           9992.92
Sep-98         10147.8           10018.9
Oct-98         9801.8            9805
Nov-98         10227.2           10313.7
Dec-98         10290             10295.2
Jan-99         10421.1           10434.1
Feb-99         10484             10363.2
Mar-99         10604.1           10483.6
Apr-99         10774.3           10675.4
May-99         10661.8           10577.7
Jun-99         10652.2           10551.6
Jul-99         10624.5           10565.3
Aug-99         10448.2           10453.3
Sep-99         10377.1           10411.5
Oct-99         10311.4           10355.3
Nov-99         10522.8           10490.2
Dec-99         10592.8           10553.6
Jan-00         10550             10513.2
Feb-00         10593.2           10535.7
Mar-00         10370.8           10381
Apr-00         10273.3           10381.1
May-00         10122.8           10250.6
Jun-00         10234.2           10448.8
Jul-00         10259.4           10505
Aug-00         10224.5           10608.1
Sep-00         9988.37           10516.4
Oct-00         9444              10181.4
Nov-00         8848.08           9790.97
Dec-00         8984.34           10013.8



LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

Lazard International Fixed-Income Portfolio seeks maximum total return from a combination of capital appreciation and current income. The Portfolio invests primarily in non-U.S. fixed-income securities of varying maturities. The Portfolio typically invests more than half of its total assets in corporate bonds, mortgage-related securities, asset-backed securities and zero coupon securities, and typically invests less than half of its total assets in foreign government obligations.


         COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
                LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO AND
                   SALOMON WORLD GOVERNMENT BOND INDEX EX-US

             [Data below represents line chart in the printed piece]


               LAZARD           SALOMON
            INTERNATIONAL        WORLD
            FIXED-INCOME       GOVERNMENT
             PORTFOLIO      BOND INDEX EX-US
           --------------   ----------------
11/8/91        10000            10000
Nov-91         10036.5          10156
Dec-91         10394.5          10684.1
Jan-92         10093            10495
Feb-92         10106.3          10436.2
Mar-92         9966.71          10325.6
Apr-92         10027.9          10398.9
May-92         10311.9          10718.2
Jun-92         10507            11018.3
Jul-92         10664.4          11275
Aug-92         10974.1          11590.7
Sep-92         10958.8          11706.6
Oct-92         10712.3          11388.2
Nov-92         10536            11207.1
Dec-92         10606            11274.4
Jan-93         10780.4          11428.8
Feb-93         10985.4          11656.2
Mar-93         11184.5          11945.3
Apr-93         11550.9          12303.7
May-93         11746.6          12527.6
Jun-93         11625.3          12293.3
Jul-93         11657.8          12302
Aug-93         12045.5          12739.9
Sep-93         12228.8          12955.2
Oct-93         12212.1          12895.6
Nov-93         12132.2          12836.3
Dec-93         12267.5          12978.8
Jan-94         12353.8          13034.6
Feb-94         12323.5          13071.1
Mar-94         12412.5          13230.5
Apr-94         12389.6          13316.5
May-94         12309.3          13136.8
Jun-94         12613.8          13454.7
Jul-94         12603.2          13489.7
Aug-94         12505.1          13411.4
Sep-94         12749            13677
Oct-94         13068.7          14029.8
Nov-94         12838.6          13747.8
Dec-94         12779.1          13754.7
Jan-95         12966.2          14054.6
Feb-95         13374.6          14452.3
Mar-95         14465.5          15740.2
Apr-95         14872.2          16077.1
May-95         15226.3          16428.3
Jun-95         15311.4          16509.9
Jul-95         15316            16597.4
Aug-95         14508.6          15648.4
Sep-95         14894.1          16110
Oct-95         14998.8          16161.5
Nov-95         15108.8          16302.9
Dec-95         15255.6          16444.6
Jan-96         14986.2          16081.1
Feb-96         15010.8          16127.2
Mar-96         15014.5          16166.9
Apr-96         15035.6          16134.6
May-96         15090.4          16143.4
Jun-96         15176.3          16233.8
Jul-96         15569.4          16681.9
Aug-96         15659.8          16793.7
Sep-96         15684.6          16761.7
Oct-96         15935.7          17045
Nov-96         16132.2          17240.3
Dec-96         16097.2          17118.3
Jan-97         15456.4          16422.6
Feb-97         15337.2          16232.1
Mar-97         15190.8          16128.2
Apr-97         14886.4          15800.8
May-97         15387            16382.3
Jun-97         15580.3          16583.8
Jul-97         15203.8          16151
Aug-97         15175            16223.6
Sep-97         15550            16617.9
Oct-97         15729            16990.1
Nov-97         15405.9          16555.2
Dec-97         15199.7          16387.9
Jan-98         15267.3          16499.4
Feb-98         15514.2          16732
Mar-98         15269.2          16456
Apr-98         15603.6          16818
May-98         15492            16791.1
Jun-98         15459.4          16730.6
Jul-98         15507.4          16750.7
Aug-98         15443.8          17209.7
Sep-98         16339.5          18338.6
Oct-98         16949            19165.7
Nov-98         16740.5          18775.2
Dec-98         17205.9          19304
Jan-99         17076.9          19001.1
Feb-99         16482.8          18334.8
Mar-99         16530.6          18370
Apr-99         16514.2          18342.3
May-99         16192.2          17972.6
Jun-99         15853.3          17544.8
Jul-99         16370.1          18160.6
Aug-99         16441.6          18276.9
Sep-99         16703.1          18617.5
Oct-99         16751.5          18597.1
Nov-99         16572.3          18342.3
Dec-99         16703.5          18324.7
Jan-00         16047.1          17772.6
Feb-00         15849.7          17495.8
Mar-00         16342.6          18111.7
Apr-00         15619.4          17320.2
May-00         15783.5          17496.8
Jun-00         16129.6          17967.6
Jul-00         15783.6          17485.2
Aug-00         15535.8          17208.8
Sep-00         15469.8          17156.2
Oct-00         15072.5          16794.3
Nov-00         15288            17123.4
Dec-00         15917.9          17842.4


    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONCLUDED)

--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO

Lazard Strategic Yield Portfolio seeks total return from a combination of capital appreciation and current income. The Portfolio invests primarily in a wide variety of U.S. and non-U.S. fixed-income securities. The Portfolio typically invests approximately half of its total assets in investment grade corporate bonds, mortgage-related securities and asset-backed securities. The Portfolio typically invests the other half of its total assets in fixed-income securities rated below investment grade ("junk bonds"), emerging markets securities, structured notes, and local currency-denominated bonds.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
                        LAZARD STRATEGIC YIELD PORTFOLIO
      AND ONE MONTH LONDON INTERBANK OFFERED RATE (LIBOR) USD FIXED INDEX

             [Data below represents line chart in the printed piece]

                                   ONE MONTH
                   LAZARD            LIBOR
               STRATEGIC YIELD     USD FIXED
                  PORTFOLIO          INDEX
               ---------------    -----------
10/1/91            10000             10000
Oct-91             10359.8           10041.8
Nov-91             10493.2           10084.2
Dec-91             10212.9           10119.7
Jan-92             10133.8           10154.3
Feb-92             10298.7           10189.6
Mar-92             10421.4           10225
Apr-92             10420.1           10257.9
May-92             10536.4           10291.5
Jun-92             10640.3           10324.6
Jul-92             10841.5           10353.1
Aug-92             10955.8           10382.7
Sep-92             11071.3           10409.8
Oct-92             10596.5           10437.6
Nov-92             10594             10473.9
Dec-92             10821.1           10502.3
Jan-93             11106.5           10529.2
Feb-93             11322.2           10556.8
Mar-93             11506             10584.3
Apr-93             11516.1           10611.5
May-93             11617.2           10639.8
Jun-93             11928             10667.6
Jul-93             12086             10695.4
Aug-93             12184.6           10723.4
Sep-93             12172.4           10751.5
Oct-93             12354.4           10779.6
Nov-93             12391.5           10811.1
Dec-93             12508.8           10840
Jan-94             12759.9           10867.8
Feb-94             12574.3           10899.6
Mar-94             12322             10932.5
Apr-94             12151.3           10968.3
May-94             12146.9           11007.6
Jun-94             12057             11048.5
Jul-94             12191.7           11089.2
Aug-94             12357.7           11133.3
Sep-94             12288.5           11179.1
Oct-94             12258.5           11225.2
Nov-94             12315.9           11280.3
Dec-94             12216.5           11335.2
Jan-95             12206.5           11391.2
Feb-95             12267.8           11447.8
Mar-95             12329.6           11504.7
Apr-95             12613.8           11561.3
May-95             12959.5           11618.1
Jun-95             13033.5           11675.8
Jul-95             13135.4           11731.6
Aug-95             13276.8           11787.6
Sep-95             13399.8           11843.8
Oct-95             13492.7           11899.9
Nov-95             13663.8           11957.6
Dec-95             13873.3           12012.9
Jan-96             14155.6           12066
Feb-96             14102.5           12118.2
Mar-96             14205.9           12171.8
Apr-96             14340.3           12225
May-96             14478.1           12279.1
Jun-96             14643             12333.7
Jul-96             14732.3           12388.2
Aug-96             14891.4           12443
Sep-96             15216.8           12498
Oct-96             15387             12552.7
Nov-96             15619.5           12609.4
Dec-96             15780.6           12665.8
Jan-97             15977.2           12721.8
Feb-97             16135.3           12778
Mar-97             16052.2           12837.1
Apr-97             16140.6           12896.4
May-97             16338.9           12956
Jun-97             16499.2           13015.8
Jul-97             16611.4           13075.3
Aug-97             16526.9           13135.4
Sep-97             16702.1           13195.8
Oct-97             16487.4           13256.1
Nov-97             16582.4           13320.3
Dec-97             16618.3           13382.2
Jan-98             16761.2           13443.4
Feb-98             16926.1           13505.5
Mar-98             17145.9           13567.9
Apr-98             17241.6           13630.2
May-98             17234.2           13692.9
Jun-98             17199.7           13755.8
Jul-98             17423.3           13819
Aug-98             16550.4           13882.5
Sep-98             16550.4           13942.9
Oct-98             16326.3           14002.5
Nov-98             16644.7           14066.5
Dec-98             16742.1           14124.4
Jan-99             16901.1           14181.2
Feb-99             16942.3           14238.3
Mar-99             17112.6           14295.6
Apr-99             17341.1           14352.6
May-99             17191.9           14410.3
Jun-99             17301.4           14469.4
Jul-99             17249.5           14530.2
Aug-99             17160.7           14593.7
Sep-99             17122.1           14657.9
Oct-99             17179.3           14722.6
Nov-99             17371.3           14799.8
Dec-99             17564.2           14869.9
Jan-00             17550.1           14940.8
Feb-00             17723.8           15011.6
Mar-00             17760.4           15086.7
Apr-00             17738.3           15162.4
May-00             17645.4           15244
Jun-00             17791.3           15325.6
Jul-00             17956.8           15407.6
Aug-00             18021.4           15490
Sep-00             17913.3           15573
Oct-00             17744.2           15656.5
Nov-00             17589.8           15742.9
Dec-00             17760.8           15826.5



    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLES

--------------------------------------------------------------------------------

THE PERFORMANCE DATA CONTAINED IN THE PERFORMANCE TABLES IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A PORTFOLIO UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
                                                 ------------------------------------------------------------------------
                                                                           INSTITUTIONAL SHARES
                                                 ------------------------------------------------------------------------
                                                       ONE           THREE          FIVE           TEN          SINCE
                                                      YEAR            YEAR          YEAR          YEAR        INCEPTION*
                                                 -------------   ------------   -----------   -----------   -------------
Lazard Equity Portfolio                              (2.64)%          5.98%        12.30%        15.10%         12.76%
S&P 500(Reg. TM) Index**                             (9.11)%         12.25%        18.32%        17.46%         14.71%
S&P/BARRA Value(Reg. TM) Index**                      6.08%          11.10%        16.81%        16.88%         14.00%
Russell 1000(Reg. TM) Value Index**                   7.01%           9.93%        16.91%        17.37%         14.27%
Lazard Mid Cap Portfolio                             22.44%           9.83%           --            --          10.26%
Russell Midcap(Reg. TM) Index**                       8.25%          12.11%           --            --          12.55%
Russell Midcap Value Index**                         19.18%           7.75%           --            --           9.20%
Lazard Small Cap Portfolio                           15.89%           1.01%        10.34%           --          14.43%
Russell 2000(Reg. TM) Index**                        (3.02)%          4.65%        10.31%           --          12.68%
Russell 2000 Value Index**                           22.83%           4.22%        12.60%           --          15.21%
Lazard Global Equity Portfolio                       (9.51)%          7.25%           --            --          10.50%
MSCI(Reg. TM) World Index**                         (13.18)%         10.49%           --            --          11.99%
Lazard International Equity Portfolio               (10.55)%          8.80%        10.74%           --           9.95%
MSCI EAFE(Reg. TM) Index**                          (14.16)%          9.36%         7.14%           --           7.71%
Lazard International Small Cap Portfolio             (4.44)%          9.02%         8.48%           --           6.74%
MSCI EAFE Small Cap Index**                          (9.23)%          4.04%        (3.25)%          --          (0.34)%
Lazard Emerging Markets Portfolio                   (29.53)%         (5.65)%       (1.31)%          --          (2.15)%
MSCI Emerging Markets (Free) Index**                (30.61)%         (4.83)%       (4.17)%          --          (4.00)%
Lazard Bond Portfolio                                 7.53%           4.23%         5.11%           --           5.97%
Lehman Intermediate Gov't/Corp Bond Index**          10.12%           6.23%         6.11%           --           6.87%
Lazard High Yield Portfolio                         (15.19)%            --            --            --          (3.51)%
Merrill Lynch High Yield Master II Index**           (5.12)%            --            --            --           0.05%
Lazard International Fixed-Income Portfolio+         (4.70)%          1.55%         0.85%           --           5.20%
Salomon World Government Bond Index Ex-US+**         (2.63)%          2.87%         1.65%           --           6.52%
Lazard Strategic Yield Portfolio                      1.12%           2.24%         5.06%           --           6.41%
One Month LIBOR USD Fixed Index**                     6.43%           5.75%         5.67%           --           5.09%

NOTES TO PERFORMANCE TABLE:

* Performance is measured for Lazard Equity Portfolio from: June 1, 1987--Institutional, February 5, 1997--Open; Lazard Mid Cap Portfolio from:
   November 4, 1997--Institutional, November 4, 1997--Open; Lazard Small Cap Portfolio from: October 30, 1991--Institutional, January 30, 1997--Open; Lazard Global Equity Portfolio from: January 4, 1996--Institutional, January 30, 1997--Open; Lazard International Equity Portfolio from: October 29, 1991--Institutional, January 23, 1997--Open; Lazard International Small Cap Portfolio from: December 1, 1993--Institutional, February 13, 1997--Open; Lazard Emerging Markets Portfolio from: July 15, 1994--Institutional, January 8, 1997--Open; Lazard Bond Portfolio from: November 12, 1991--Institutional, March 5, 1997--Open; Lazard High Yield Portfolio from: January 2, 1998--Institutional, February 24, 1998--Open; Lazard International Fixed-Income Portfolio from: November 8, 1991--Institutional, January 8, 1997--Open; Lazard Strategic Yield Portfolio from: October 1, 1991--Institutional, January 23, 1997--Open.

   The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio have been waived and/or reimbursed by the Investment Manager and/or the Administrator; without such waiver/reimbursement of expenses, the Portfolio's total return would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio will fluctuate, so that an investor's shares in a Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

+ Effective January 1, 1993, the Portfolio is measured by the index "excluding U.S." Performance of the index "Since Inception" is a blended return of the index "including U.S." and the index "excluding U.S." for the applicable periods.

                     See additional footnotes on next page.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLES (CONTINUED)

--------------------------------------------------------------------------------

                                                         CUMULATIVE TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
                                                 -----------------------------------------------------------------------------
                                                                             INSTITUTIONAL SHARES
                                                 -----------------------------------------------------------------------------
                                                       ONE            THREE           FIVE            TEN            SINCE
                                                      YEAR            YEAR            YEAR            YEAR        INCEPTION*
                                                 -------------   -------------   -------------   ------------   --------------
Lazard Equity Portfolio                             (2.64)%          19.04%          78.60%         308.13%         411.36%
S&P 500(Reg. TM) Index**                            (9.11)%          41.44%         131.94%         399.71%         545.05%
S&P/BARRA Value(Reg. TM) Index**                     6.08%           37.13%         117.46%         375.59%         492.86%
Russell 1000(Reg. TM) Value Index**                  7.01%           32.83%         118.42%         396.14%         512.38%
Lazard Mid Cap Portfolio                            22.44%           32.48%             --              --           36.12%
Russell Midcap(Reg. TM) Index**                      8.25%           40.91%             --              --           45.27%
Russell Midcap Value Index**                        19.18%           25.10%             --              --           32.05%
Lazard Small Cap Portfolio                          15.89%            3.06%          63.56%             --          244.07%
Russell 2000(Reg. TM) Index**                       (3.02)%          14.60%          63.36%             --          198.75%
Russell 2000 Value Index**                          22.83%           13.19%          81.04%             --          266.21%
Lazard Global Equity Portfolio                      (9.51)%          23.35%             --              --           64.62%
MSCI(Reg. TM) World Index**                        (13.18)%          34.87%             --              --           76.11%
Lazard International Equity Portfolio              (10.55)%          28.79%          66.57%             --          138.54%
MSCI EAFE(Reg. TM) Index**                         (14.16)%          30.77%          41.15%             --           97.47%
Lazard International Small Cap Portfolio            (4.44)%          29.57%          50.25%             --           58.78%
MSCI EAFE Small Cap Index**                         (9.23)%          12.62%         (15.25)%            --           (2.37)%
Lazard Emerging Markets Portfolio                  (29.53)%         (16.00)%         (6.37)%            --          (13.11)%
MSCI Emerging Markets (Free) Index**               (30.61)%         (13.79)%        (19.18)%            --          (23.33)%
Lazard Bond Portfolio                                7.53%           13.22%          28.28%             --           70.25%
Lehman Intermediate Gov't/Corp Bond Index**         10.12%           19.87%          34.53%             --           83.83%
Lazard High Yield Portfolio                        (15.19)%             --              --              --          (10.16)%
Merrill Lynch High Yield Master II Index**          (5.12)%             --              --              --            0.14%
Lazard International Fixed-Income Portfolio+        (4.70)%           4.73%           4.34%             --           59.18%
Salomon World Government Bond Index Ex-US+**        (2.63)%           8.87%           8.51%             --           78.42%
Lazard Strategic Yield Portfolio                     1.12%            6.88%          28.02%             --           77.61%
One Month LIBOR USD Fixed Index**                    6.43%           18.27%          31.75%             --           58.27%

** The performance  data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(Reg. TM) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia, the Far East ("EAFE"), New Zealand, Canada and the United States. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The MSCI Emerging Markets (Free) Index is comprised of emerging market securities in countries open to non-local investors. The Lehman Intermediate Gov't/Corp Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Salomon World Government Bond Index Ex-US is a market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars. The One Month London Interbank Offered Rate (LIBOR) USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLES (CONCLUDED)

--------------------------------------------------------------------------------

                                                    AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                                FOR PERIODS ENDED DECEMBER 31, 2000        FOR PERIODS ENDED DECEMBER 31, 2000
                                              ---------------------------------------- -------------------------------------------
                                                                                  OPEN SHARES
                                              ------------------------------------------------------------------------------------
                                                    ONE         THREE         SINCE          ONE          THREE         SINCE
                                                   YEAR          YEAR      INCEPTION*       YEAR          YEAR        INCEPTION*
                                              ------------- ------------ ------------- ------------- ------------- ---------------
Lazard Equity Portfolio                           (2.91)%        5.68%        9.07%        (2.91)%        18.02%        40.32%
S&P 500(Reg. TM) Index**                          (9.11)%       12.25%       16.88%        (9.11)%        41.44%        83.82%
S&P/BARRA Value(Reg. TM) Index**                   6.08%        11.10%       14.54%         6.08%         37.13%        69.88%
Russell 1000(Reg. TM) Value Index**                7.01%         9.93%       14.62%         7.01%         32.83%        70.37%
Lazard Mid Cap Portfolio                          22.00%         9.46%        9.89%        22.00%         31.16%        34.72%
Russell Midcap(Reg. TM) Index**                    8.25%        12.11%       12.55%         8.25%         40.91%        45.26%
Russell Midcap Value Index**                      19.18%         7.75%        9.20%        19.18%         25.10%        32.10%
Lazard Small Cap Portfolio                        15.60%         0.73%        6.58%        15.60%          2.21%        28.37%
Russell 2000(Reg. TM) Index**                     (3.02)%        4.65%        8.46%        (3.02)%        14.60%        37.48%
Russell 2000 Value Index**                        22.83%         4.22%       10.32%        22.83%         13.19%        46.91%
Lazard Global Equity Portfolio                    (9.72)%        6.97%        9.52%        (9.72)%        22.41%        42.85%
MSCI(Reg. TM) World Index**                      (13.18)%       10.49%       11.71%       (13.18)%        34.87%        54.30%
Lazard International Equity Portfolio            (10.95)%        8.45%        9.99%       (10.95)%        27.55%        45.50%
MSCI EAFE(Reg. TM) Index**                       (14.16)%        9.36%        8.46%       (14.16)%        30.77%        37.71%
Lazard International Small Cap Portfolio          (4.85)%        8.60%        5.69%        (4.85)%        28.08%        23.93%
MSCI EAFE Small Cap Index**                       (9.23)%        4.04%       (3.49)%       (9.23)%        12.62%       (12.88)%
Lazard Emerging Markets Portfolio                (29.80)%       (5.79)%      (7.42)%      (29.80)%       (16.40)%      (26.42)%
MSCI Emerging Markets (Free) Index**             (30.61)%       (4.83)%      (6.87)%      (30.61)%       (13.79)%      (24.68)%
Lazard Bond Portfolio                              7.25%         3.92%        4.95%         7.25%         12.21%        20.31%
Lehman Intermediate Gov't/Corp Bond Index**       10.12%         6.23%        6.80%        10.12%         19.87%        28.67%
Lazard High Yield Portfolio                      (15.54)%          --        (5.62)%      (15.54)%           --        (15.22)%
Merrill Lynch High Yield Master II Index**        (5.12)%          --        (0.68)%       (5.12)%           --         (1.93)%
Lazard International Fixed-Income Portfolio       (4.92)%        1.29%       (0.27)%       (4.92)%         3.91%        (1.08)%
Salomon World Government Bond Index Ex-US**       (2.63)%        2.87%        1.05%        (2.63)%         8.87%         4.23%
Lazard Strategic Yield Portfolio                   0.71%         1.81%        2.33%         0.71%          5.53%         9.51%
One Month LIBOR USD Fixed Index**                  6.43%         5.75%        5.73%         6.43%         18.27%        24.57%

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO
COMMON STOCKS--99.3%
AEROSPACE & DEFENSE--2.4%
 Raytheon Co., Class B .........................         24,900     $   773,456
 United Technologies Corp. .....................         66,700       5,244,288
                                                                    -----------
                                                                      6,017,744
                                                                    -----------
ALUMINUM--1.1%
 Alcoa, Inc. ...................................         83,200       2,787,200
                                                                    -----------
AUTOMOTIVE--1.6%
 Ford Motor Co. ................................         97,551       2,286,352
 General Motors Corp. ..........................         34,446       1,754,593
                                                                    -----------
                                                                      4,040,945
                                                                    -----------
BANKING & FINANCIAL SERVICES--18.6%
 Bank of America Corp. .........................        118,150       5,420,131
 Chase Manhattan Corp. .........................        165,336       7,512,454
 Citigroup, Inc. ...............................        206,297      10,534,041
 Fannie Mae ....................................         38,000       3,296,500
 FleetBoston Financial Corp. ...................        103,400       3,883,963
 Mellon Financial Corp. ........................         79,600       3,915,325
 Morgan Stanley Dean Witter & Co. ..............         48,600       3,851,550
 PNC Financial Services Group ..................         18,000       1,315,125
 Wells Fargo & Co. .............................        121,700       6,777,169
                                                                    -----------
                                                                     46,506,258
                                                                    -----------
BREWERY--1.6%
 Anheuser-Busch Cos., Inc. .....................         87,600       3,985,800
                                                                    -----------
BROADCASTING--1.1%
 Comcast Corp., Class A (a) ....................         64,500       2,692,875
                                                                    -----------
BUSINESS SERVICES & SUPPLIES--1.6%
 First Data Corp. ..............................         77,600       4,088,550
                                                                    -----------
CHEMICALS & PLASTICS--0.7%
 Du Pont (E.I.) de Nemours & Co. ...............         36,400       1,758,575
                                                                    -----------
COMPUTER SOFTWARE--2.4%
 Microsoft Corp. (a) ...........................        140,400       6,089,850
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT--4.5%
 Compaq Computer Corp. .........................        262,400       3,949,120
 International Business Machines
  Corp .........................................         84,600       7,191,000
                                                                    -----------
                                                                     11,140,120
                                                                    -----------
CONGLOMERATES--1.0%
 Textron, Inc. .................................         52,500       2,441,250
                                                                    -----------
DIVERSIFIED--4.5%
 Minnesota Mining &
  Manufacturing Co. ............................         26,900       3,241,450
 PPG Industries, Inc. ..........................         56,100       2,598,131
 Tyco International, Ltd. ......................         95,200       5,283,600
                                                                    -----------
                                                                     11,123,181
                                                                    -----------
DRUGS & HEALTH CARE--10.9%
 American Home Products Corp. ..................        107,800       6,850,690
 Baxter International, Inc. ....................         45,600       4,027,050
 Bristol-Myers Squibb Co. ......................         61,300       4,532,369
 Merck & Co., Inc. .............................         72,300       6,769,087
 Schering-Plough Corp. .........................         88,600       5,028,050
                                                                    -----------
                                                                     27,207,246
                                                                    -----------
ELECTRONICS--1.0%
 Motorola, Inc. ................................         42,400         858,600
 Texas Instruments, Inc. .......................         32,800       1,553,900
                                                                    -----------
                                                                      2,412,500
                                                                    -----------
FOOD & BEVERAGES--3.3%
 H.J. Heinz Co. ................................         74,600       3,538,837
 PepsiCo, Inc. .................................         88,700       4,396,194
 The Quaker Oats Co. ...........................          2,800         272,650
                                                                    -----------
                                                                      8,207,681
                                                                    -----------
HOTELS & RESTAURANTS--1.1%
 McDonald's Corp. ..............................         77,900       2,648,600
                                                                    -----------
HOUSEHOLD PRODUCTS--1.3%
 The Procter & Gamble Co. ......................         41,900       3,286,531
                                                                    -----------
INSURANCE--5.7%
 Allstate Corp. ................................        108,198       4,713,375
 Axa ADR .......................................         10,473         752,057
 MetLife, Inc. .................................         88,900       3,111,500
 The Hartford Financial Services
  Group, Inc. ..................................         78,800       5,565,250
                                                                    -----------
                                                                     14,142,182
                                                                    -----------
MACHINERY--0.3%
 Deere & Co. ...................................         16,200         742,163
                                                                    -----------
MULTIMEDIA--2.6%
 Gannett Co., Inc. .............................         39,800       2,509,887
 Time Warner, Inc. .............................         78,500       4,100,840
                                                                    -----------
                                                                      6,610,727
                                                                    -----------
OIL & GAS--7.5%
 Chevron Corp. .................................         49,700       4,196,544
 Coastal Corp. .................................         34,600       3,055,612
 Conoco, Inc., Class B .........................        107,474       3,110,029

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
18

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO (CONCLUDED)
 Exxon Mobil Corp. .............................         53,364     $ 4,639,333
 Texaco, Inc. ..................................         59,000       3,665,375
                                                                    -----------
                                                                     18,666,893
                                                                    -----------
PAPER PRODUCTS--3.2%
 International Paper Co. .......................         84,100       3,432,331
 Kimberly-Clark Corp. ..........................         63,612       4,496,733
                                                                    -----------
                                                                      7,929,064
                                                                    -----------
PETROLEUM EQUIPMENT & SERVICES--1.7%
 Halliburton Co. ...............................         62,800       2,276,500
 Schlumberger Ltd. .............................         26,300       2,102,356
                                                                    -----------
                                                                      4,378,856
                                                                    -----------
PUBLISHING--0.3%
 The New York Times Co. Class A ................         18,600         745,162
                                                                    -----------
RETAIL--4.7%
 Federated Department Stores, Inc. (a) .........         84,700       2,964,500
 Lowe's Cos., Inc. .............................         51,400       2,287,300
 Target Corp. ..................................        132,900       4,286,025
 The Gap, Inc. .................................         83,700       2,134,350
                                                                    -----------
                                                                     11,672,175
                                                                    -----------
SEMICONDUCTORS & COMPONENTS--2.3%
 Intel Corp. ...................................        192,500       5,787,031
                                                                    -----------
TELECOMMUNICATIONS--10.1%
 AT&T Corp. ....................................        144,300       2,498,194
 AT&T Wireless Group (a) .......................        145,200       2,513,775
 Avaya, Inc. (a) ...............................              1              11
 Lucent Technologies, Inc. .....................        232,200       3,134,700
 Qwest Communications
   International, Inc. (a) .....................         91,400       3,747,400
 SBC Communications, Inc. ......................        137,779       6,578,947
 Verizon Communications, Inc. ..................        123,400       6,185,425
 WorldCom, Inc. (a) ............................         45,700         642,656
                                                                    -----------
                                                                     25,301,108
                                                                    -----------
TOBACCO--2.2%
 Philip Morris Cos., Inc. ......................        123,400       5,429,600
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $242,157,310) ................                    247,839,867
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
REPURCHASE AGREEMENT--1.0%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $2,625,000
  United States Treasury Note,
  5.875%, 09/30/02, with a value of
  $ 2,690,625)
  (Identified cost $2,634,000) .................       $2,634       2,634,000
                                                                  -----------
TOTAL INVESTMENTS
 (Identified cost $244,791,310) (b) ............        100.3%   $250,473,867
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................         (0.3)       (790,282)
                                                       ------     -----------
NET ASSETS .....................................        100.0%   $249,683,585
                                                       ======    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO
COMMON STOCKS--97.9%
AEROSPACE & DEFENSE--2.9%
 Raytheon Co., Class B .........................          5,600     $   173,950
 The B.F. Goodrich Co. .........................         12,400         451,050
                                                                    -----------
                                                                        625,000
                                                                    -----------
AUTO PARTS--1.8%
 Delphi Automotive Systems Corp. ...............         35,400         398,250
                                                                    -----------
BANKING & FINANCIAL SERVICES--10.0%
 Allied Capital Corp. ..........................          7,300         152,388
 Capital One Financial Corp. ...................          5,900         388,294
 North Fork Bancorporation, Inc. ...............         20,950         514,584
 SouthTrust Corp. ..............................         16,800         683,550
 Stilwell Financial, Inc. ......................         11,100         437,756
                                                                    -----------
                                                                      2,176,572
                                                                    -----------
BROADCASTING--3.2%
 Fox Entertainment Group, Inc.,
  Class A (a) ..................................         17,600         314,600
 USA Networks, Inc. (a) ........................         19,000         369,313
                                                                    -----------
                                                                        683,913
                                                                    -----------
BUSINESS SERVICES & SUPPLIES--11.8%
 Acxiom Corp. (a) ..............................         10,200         397,163
 Celestica, Inc. (a) ...........................          5,400         292,950
 Ceridian Corp. (a) ............................         18,300         364,856
 First Data Corp. ..............................          3,900         205,481
 Gartner Group, Inc., Class A (a) ..............         68,900         475,410
 Gartner Group, Inc., Class B (a) ..............         11,800          74,812
 Sabre Holdings Corp. ..........................         15,300         659,812
 True North Communications, Inc. ...............          2,200          93,500
                                                                    -----------
                                                                      2,563,984
                                                                    -----------
CABLE TELEVISION--0.7%
 Cablevision Systems Corp.,
  Class A (a) ..................................          1,800         152,888
                                                                    -----------
CHEMICALS & PLASTICS--1.9%
 Eastman Chemical Co. ..........................          8,400         409,500
                                                                    -----------
COMPUTER SOFTWARE--1.1%
 J.D. Edwards & Co. (a) ........................         13,300         236,906
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT--6.8%
 Black Box Corp. (a) ...........................          3,900         188,419
 Diebold, Inc. .................................         14,300         477,262
 Lexmark International, Inc. (a) ...............          5,600         248,150
 Maxtor Corp. (a) ..............................         62,628         350,325
 NCR Corp. (a) .................................          4,100         201,413
                                                                    -----------
                                                                      1,465,569
                                                                    -----------
CONGLOMERATES--2.7%
 Textron, Inc. .................................         12,600         585,900
                                                                    -----------
CONTAINERS--0.8%
 Sealed Air Corp. (a) ..........................          5,800         176,900
                                                                    -----------
DIVERSIFIED--1.6%
 SPX Corp. (a) .................................          3,100         335,381
                                                                    -----------
DRUGS & HEALTH CARE--4.4%
 Biogen, Inc. (a) ..............................          5,700         342,356
 Genzyme Corp. (a) .............................          2,200         197,863
 King Pharmaceuticals, Inc. (a) ................          8,200         423,837
                                                                    -----------
                                                                        964,056
                                                                    -----------
ELECTRICAL EQUIPMENT--0.7%
 Gentex Corp. (a) ..............................          7,700         143,413
                                                                    -----------
ELECTRONICS--3.0%
 Conexant Systems, Inc. (a) ....................         19,100         293,662
 KEMET Corp. (a) ...............................         14,700         222,338
 SCI Systems, Inc. (a) .........................          5,000         131,875
                                                                    -----------
                                                                        647,875
                                                                    -----------
FOOD & BEVERAGES--6.1%
 General Mills, Inc. ...........................          4,100         182,706
 Keebler Foods Co. .............................          6,100         252,769
 The Quaker Oats Co. ...........................          3,000         292,125
 Whitman Corp. (a) .............................         36,800         602,600
                                                                    -----------
                                                                      1,330,200
                                                                    -----------
INSURANCE--5.1%
 ACE, Ltd. .....................................         12,800         543,200
 Ambac Financial Group, Inc. ...................          7,650         446,091
 Everest Re Group, Ltd. ........................          1,500         107,437
                                                                    -----------
                                                                      1,096,728
                                                                    -----------
OIL & GAS--12.5%
 Baker Hughes, Inc. ............................         12,100         502,906
 Cooper Cameron Corp. (a) ......................          4,100         270,856
 Devon Energy Corp. ............................          7,900         481,663
 The Coastal Corp. .............................          5,200         459,225
 Tidewater, Inc. ...............................         11,800         523,625
 USX-Marathon Group ............................         17,100         474,525
                                                                    -----------
                                                                      2,712,800
                                                                    -----------
PAPER PRODUCTS--1.7%
 Bowater, Inc. .................................          6,400         360,800
                                                                    -----------
PUBLISHING--0.9%
 The New York Times Co. Class A ................          4,900         196,306
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
20

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO (CONCLUDED)
RETAIL--4.1%
 Blockbuster, Inc., Class A ....................         32,100     $   268,838
 Family Dollar Stores, Inc. ....................         11,100         237,956
 Venator Group, Inc. (a) .......................         25,100         389,050
                                                                    -----------
                                                                        895,844
                                                                    -----------
TELECOMMUNICATIONS--2.2%
 Harris Corp. ..................................         15,900         486,938
                                                                    -----------
TOYS & AMUSEMENTS--0.8%
 Hasbro, Inc. ..................................         17,100         181,688
                                                                    -----------
UTILITIES--11.1%
 Entergy Corp. .................................         13,700         579,681
 GPU, Inc. .....................................          4,800         176,700
 NiSource, Inc. ................................         20,700         636,525
 Southern Energy, Inc. (a) .....................         18,000         509,625
 UtiliCorp United, Inc. ........................         16,500         511,500
                                                                    -----------
                                                                      2,414,031
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $18,799,328) .................                     21,241,442
                                                                    -----------


                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--3.6%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $760,000 United
  States Treasury Note, 5.50%,
  02/15/08, with a value of $789,936)
  (Identified cost $771,000) ...................         $  771         771,000
                                                                    -----------
TOTAL INVESTMENTS
 (Identified cost $19,570,328) (b) .............          101.5%    $22,012,442
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................           (1.5)       (326,546)
                                                         ------     -----------
NET ASSETS .....................................          100.0%    $21,685,896
                                                         ======     ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO
COMMON STOCKS--96.2%
AIRLINES--1.1%
 Alaska Air Group, Inc. (a) ....................        288,700     $ 8,588,825
                                                                    -----------
APPAREL & TEXTILES--0.5%
 Tommy Hilfiger Corp. (a) ......................        422,800       4,148,725
                                                                    -----------
AUTO PARTS--1.9%
 Borg Warner, Inc. .............................        254,800      10,192,000
 Pennzoil-Quaker State Co. .....................        397,000       5,111,375
                                                                    -----------
                                                                     15,303,375
                                                                    -----------
BANKING & FINANCIAL SERVICES--8.9%
 Allied Capital Corp. ..........................        383,000       7,995,125
 Chittenden Corp. ..............................        226,000       6,850,625
 Cullen/Frost Bankers, Inc. ....................        163,600       6,840,525
 DLJdirect (a) .................................        649,500       2,435,625
 Heller Financial, Inc. ........................        339,900      10,430,681
 New York Community Bancorp, Inc. ..............        325,345      11,956,429
 Richmond County Financial Corp. ...............         56,100       1,465,613
 Southwest Bancorporation of
  Texas, Inc. (a) ..............................         89,100       3,825,731
 Staten Island Bancorp, Inc. ...................        368,700       7,880,962
 Westamerica Bancorporation ....................        110,700       4,760,100
 Wilmington Trust Corp. ........................        103,600       6,429,675
                                                                    -----------
                                                                     70,871,091
                                                                    -----------
BROADCASTING--0.1%
 Classic Communications, Inc.,
  Class A (a) ..................................        318,200         696,063
                                                                    -----------
BUILDING & CONSTRUCTION--1.2%
 Granite Construction, Inc. ....................        140,700       4,071,506
 Insituform Technologies, Inc.,
  Class A (a) ..................................        146,700       5,849,663
                                                                    -----------
                                                                      9,921,169
                                                                    -----------
BUSINESS SERVICES & SUPPLIES--13.1%
 ACNielsen Corp. (a) ...........................        408,500      14,808,125
 Acxiom Corp. (a) ..............................        398,700      15,524,381
 Affiliated Computer Services, Inc.,
  Class A (a) ..................................         62,400       3,786,900
 American Management Systems,
  Inc. (a) .....................................        375,900       7,447,519
 CDI Corp. (a) .................................        299,000       4,372,875
 ChoicePoint, Inc. (a) .........................         72,100       4,727,056
 Gartner Group, Inc., Class A (a) ..............        923,200       6,370,080
 MAXIMUS, Inc. (a) .............................        227,300       7,941,294
 National Data Corp. ...........................        236,100       8,647,162
 Spherion Corp. (a) ............................        200,200       2,264,763
 Tetra Tech, Inc. (a) ..........................        165,700       5,281,687
 The Profit Recovery Group
  International, Inc. (a) ......................        487,300       3,106,538
 The Titan Corp. (a) ...........................        419,500       6,816,875
 True North Communications, Inc. ...............         31,100       1,321,750
 United Stationers, Inc. (a) ...................        265,500       6,372,000
 West TeleServices Corp. (a) ...................        217,500       6,117,187
                                                                    -----------
                                                                    104,906,192
                                                                    -----------
CHEMICALS & PLASTICS--0.6%
 Ferro Corp. ...................................        224,200       5,156,600
                                                                    -----------
COMPUTER SERVICES--1.4%
 Answerthink, Inc. (a) .........................        915,800       3,319,775
 Dendrite International, Inc. (a) ..............        346,000       7,741,750
                                                                    -----------
                                                                     11,061,525
                                                                    -----------
COMPUTER SOFTWARE--3.9%
 Avant! Corp. (a) ..............................        398,200       7,292,037
 J.D. Edwards & Co. (a) ........................        250,800       4,467,375
 Mentor Graphics Corp. (a) .....................        562,300      15,428,106
 Transaction Systems Architects, Inc.,
  Class A (a) ..................................        339,500       3,925,469
                                                                    -----------
                                                                     31,112,987
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT--5.5%
 Avocent Corp. (a) .............................        238,200       6,431,400
 Black Box Corp. (a) ...........................        207,500      10,024,844
 Computer Network Technology
  Corp. (a) ....................................        158,200       4,558,137
 Diebold, Inc. .................................        230,000       7,676,250
 Maxtor Corp. (a) ..............................        993,500       5,557,390
 Micron Electronics, Inc. (a) ..................        100,900         394,141
 RadiSys Corp. (a) .............................        249,400       6,453,225
 Storage Technology Corp. (a) ..................        332,100       2,988,900
                                                                    -----------
                                                                     44,084,287
                                                                    -----------
CONTAINERS--1.2%
 Packaging Corp. of America (a) ................        573,400       9,246,075
                                                                    -----------
DRUGS & HEALTH CARE--2.0%
 Apria Healthcare Group, Inc. (a) ..............        189,700       5,643,575
 Manor Care, Inc. (a) ..........................        418,300       8,627,438
 Owens & Minor, Inc. ...........................        104,500       1,854,875
                                                                    -----------
                                                                     16,125,888
                                                                    -----------
EDUCATION--1.1%
 ITT Educational Services, Inc. (a) ............        381,100       8,384,200
                                                                    -----------
ELECTRICAL EQUIPMENT--1.6%
 Anixter International, Inc. (a) ...............        191,200       4,134,700

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
22

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO (CONTINUED)
 Belden, Inc. ..................................        190,620     $ 4,836,982
 Gentex Corp. (a) ..............................        211,900       3,946,638
                                                                    -----------
                                                                     12,918,320
                                                                    -----------
ELECTRONICS--3.7%
 AMETEK, Inc. ..................................        438,600      11,376,187
 KEMET Corp. (a) ...............................        195,200       2,952,400
 Sensormatic Electronics Corp. (a) .............        618,700      12,412,669
 Viasystems Group, Inc. (a) ....................        361,200       3,002,475
                                                                    -----------
                                                                     29,743,731
                                                                    -----------
FOOD & BEVERAGES--1.6%
 Whitman Corp. (a) .............................        772,600      12,651,325
                                                                    -----------
GAS EXPLORATION--2.6%
 Barrett Resources Corp. (a) ...................        186,700      10,606,894
 Louis Dreyfus Natural Gas Corp. (a) ...........        218,100       9,991,706
                                                                    -----------
                                                                     20,598,600
                                                                    -----------
HOMEBUILDERS--1.4%
 Kaufman & Broad Home Corp. ....................        103,900       3,500,131
 Toll Brothers, Inc. (a) .......................        185,200       7,570,050
                                                                    -----------
                                                                     11,070,181
                                                                    -----------
HOTELS & RESTAURANTS--1.4%
 Morton's Restaurant Group, Inc. (a) ...........        259,300       5,510,125
 Prime Hospitality Corp. (a) ...................        456,500       5,306,813
                                                                    -----------
                                                                     10,816,938
                                                                    -----------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS--3.3%
 Ethan Allen Interiors, Inc. ...................         82,800       2,773,800
 Furniture Brands International, Inc. (a) ......        694,000      14,617,375
 Harman International Industries, Inc. .........        242,300       8,843,950
                                                                    -----------
                                                                     26,235,125
                                                                    -----------
INDUSTRIAL & MACHINERY--2.1%
 JLG Industries, Inc. ..........................        501,900       5,332,687
 Regal-Beloit Corp. ............................         77,200       1,317,032
 Roper Industries, Inc. ........................        160,300       5,299,919
 Snap-on, Inc. .................................        173,200       4,827,950
                                                                    -----------
                                                                     16,777,588
                                                                    -----------
INSURANCE--4.6%
 AmerUs Group Co. ..............................        100,100       3,240,738
 Arthur J. Gallagher & Co. .....................        120,600       7,673,175
 Everest Re Group, Ltd. ........................        202,500      14,504,062
 Radian Group, Inc. ............................        149,471      11,219,667
                                                                    -----------
                                                                     36,637,642
                                                                    -----------
LEISURE & ENTERTAINMENT--0.6%
 Bally Total Fitness Holding Corp. (a) .........        138,000       4,674,750
                                                                    -----------
MANUFACTURING--1.1%
 Crane Co. .....................................        116,510       3,313,253
 Federal Signal Corp. ..........................        283,600       5,565,650
                                                                    -----------
                                                                      8,878,903
                                                                    -----------
MEDICAL PRODUCTS--4.6%
 INAMED Corp. (a) ..............................        309,700       6,329,494
 Invacare Corp. ................................        530,900      18,183,325
 STERIS Corp. (a) ..............................        497,800       8,027,025
 Varian Medical Systems, Inc. (a) ..............         64,300       4,368,381
                                                                    -----------
                                                                     36,908,225
                                                                    -----------
MEDICAL SERVICES--1.0%
 Renal Care Group, Inc. (a) ....................        302,100       8,284,148
                                                                    -----------
MEDICAL SUPPLIES--1.5%
 DENTSPLY International, Inc. ..................        296,900      11,616,213
                                                                    -----------
MULTIMEDIA--0.4%
 The Ackerley Group, Inc. ......................        349,500       3,145,500
                                                                    -----------
OIL & GAS--2.6%
 Chiles Offshore, Inc. (a) .....................        301,300       7,532,500
 Helmerich & Payne, Inc. .......................        293,920      12,895,740
                                                                    -----------
                                                                     20,428,240
                                                                    -----------
PUBLISHING--4.2%
 Banta Corp. ...................................        328,850       8,359,367
 Houghton Mifflin Co. ..........................        160,400       7,438,550
 Pulitzer, Inc. ................................        161,700       7,575,645
 R. H. Donnelley Corp. (a) .....................        424,600      10,323,087
                                                                    -----------
                                                                     33,696,649
                                                                    -----------
REAL ESTATE--2.8%
 Alexandria Real Estate Equities, Inc. .........         71,100       2,644,031
 Chelsea GCA Realty, Inc. ......................        101,000       3,724,375
 FelCor Lodging Trust, Inc. ....................        234,825       5,621,124
 Kilroy Realty Corp. ...........................        145,600       4,085,900
 Reckson Associates Realty Corp. ...............        259,200       6,496,200
                                                                    -----------
                                                                     22,571,630
                                                                    -----------
RETAIL--5.1%
 AnnTaylor Stores Corp. (a) ....................        128,900       3,214,444
 Blockbuster, Inc., Class A ....................        667,800       5,592,825
 Borders Group, Inc. (a) .......................        732,300       8,558,756
 Hughes Supply, Inc. ...........................        278,600       4,998,084
 Pier 1 Imports, Inc. ..........................        124,500       1,283,906
 Ross Stores, Inc. .............................        166,600       2,811,375
 Venator Group, Inc. (a) .......................        880,400      13,646,200
                                                                    -----------
                                                                     40,105,590
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO (CONCLUDED)
TELECOMMUNICATIONS EQUIPMENT--1.8%
 Allen Telecom, Inc. (a) .......................        258,465     $ 4,636,216
 ANTEC Corp. (a) ...............................        566,500       4,478,891
 CommScope, Inc. (a) ...........................        332,100       5,500,406
                                                                    -----------
                                                                     14,615,513
                                                                    -----------
TOYS & AMUSEMENTS--1.0%
 Hasbro, Inc. ..................................        735,900       7,818,938
                                                                    -----------
TRANSPORTATION--2.7%
 CNF, Inc. .....................................        294,600       9,961,163
 Landstar System, Inc. (a) .....................        212,000      11,752,750
                                                                    -----------
                                                                     21,713,913
                                                                    -----------
UTILITIES--2.0%
 Avista Corp. ..................................        171,300       3,511,650
 Orion Power Holdings, Inc. (a) ................        268,000       6,599,500
 Sierra Pacific Resources ......................        353,792       5,682,784
                                                                    -----------
                                                                     15,793,934
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $686,114,785) ................                    767,308,598
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
CONVERTIBLE BONDS--0.0%
RESTAURANTS, LODGING &
  ENTERTAINMENT--0.0%
 Interactive Light Holdings, Inc.,
  10.00%, 02/07/01
  (Identified cost $1,000,000) (a), (c) ........    $     1,000               0
                                                                    -----------
REPURCHASE AGREEMENT--4.3%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $9,360,000
  United States Treasury Note,
  5.50%, 01/31/03, with a value of
  $9,629,000 and $23,450,000
  United States Treasury Note,
  6.875%, 05/15/06, with a
  value of $25,501,875)
  (Identified cost $34,439,000) ................       34,439        34,439,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $721,553,785) (b) ............        100.5%     $801,747,598
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................         (0.5)       (3,851,912)
                                                        -----      ------------
NET ASSETS .....................................        100.0%     $797,895,686
                                                        =====      ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
24

===============================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY PORTFOLIO
COMMON STOCKS--98.1%
AUSTRALIA--1.0%
 BHP, Ltd. .....................................        107,441     $ 1,133,091
                                                                    -----------
DENMARK--0.8%
 Tele Danmark A/S ..............................         22,300         909,660
                                                                    -----------
FINLAND--0.9%
 UPM-Kymmene Oyj ...............................         29,300       1,005,589
                                                                    -----------
FRANCE--8.8%
 Alcatel SA ....................................         13,600         772,609
 Aventis SA ....................................         24,575       2,157,599
 Axa ...........................................         11,470       1,658,630
 BNP Paribas SA ................................         16,140       1,417,035
 Compagnie de Saint-Gobain .....................          4,600         722,635
 TotalFinaElf SA ...............................         12,407       1,845,387
 Vivendi Universal SA ..........................         15,245       1,003,485
                                                                    -----------
 TOTAL FRANCE ..................................                      9,577,380
                                                                    -----------
GERMANY--5.3%
 Allianz AG ....................................          4,660       1,744,170
 Bayerische Hypo-und
  Vereinsbank AG ...............................         29,200       1,653,353
 E.On AG .......................................         29,700       1,807,161
 ThyssenKrupp AG ...............................         40,600         629,036
                                                                    -----------
 TOTAL GERMANY .................................                      5,833,720
                                                                    -----------
ITALY--1.3%
 San Paolo-IMI SpA .............................         85,600       1,384,116
                                                                    -----------
JAPAN--11.0%
 Canon, Inc. ...................................         28,000         979,706
 Fujitsu, Ltd. .................................         62,000         913,296
 Kao Corp. .....................................         43,000       1,248,775
 Mizuho Holdings, Inc. .........................            224       1,387,264
 Nippon Telegraph & Telephone Corp. ............             62         446,344
 Nissan Motor Co., Ltd. (a) ....................        233,000       1,341,095
 NTT DoCoMo, Inc. ..............................             38         654,828
 Sankyo Co., Ltd. ..............................         37,000         886,809
 Sony Corp. ....................................         16,300       1,126,400
 TDK Corp. .....................................          8,100         787,894
 The Sakura Bank, Ltd. .........................        192,000       1,158,852
 The Sumitomo Trust & Banking
  Co., Ltd. ....................................        157,000       1,067,084
                                                                    -----------
 TOTAL JAPAN ...................................                     11,998,347
                                                                    -----------
NETHERLANDS--6.5%
 Akzo Nobel NV .................................         26,700       1,434,078
 Getronics NV ..................................         56,600         332,702
 Heineken NV ...................................         34,962       2,115,849
 ING Groep NV ..................................         27,000       2,157,033
 Koninklijke (Royal) Philips
  Electronics NV ...............................         29,979       1,098,424
                                                                    -----------
 TOTAL NETHERLANDS .............................                      7,138,086
                                                                    -----------
SINGAPORE--1.3%
 Oversea-Chinese Banking Corp., Ltd. ...........        196,800       1,465,774
                                                                    -----------
SPAIN--2.6%
 Endesa SA .....................................         93,500       1,593,506
 Telefonica SA (a) .............................         73,002       1,206,460
                                                                    -----------
 TOTAL SPAIN ...................................                      2,799,966
                                                                    -----------
SWEDEN--1.7%
 Investor AB, B Shares .........................        123,100       1,838,870
                                                                    -----------
SWITZERLAND--2.3%
 Roche Holding AG ..............................            121       1,232,470
 Zurich Financial Services AG ..................          2,116       1,275,422
                                                                    -----------
 TOTAL SWITZERLAND .............................                      2,507,892
                                                                    -----------
UNITED KINGDOM--12.8%
 AstraZeneca PLC ...............................         30,405       1,534,431
 BP Amoco PLC ..................................        193,700       1,564,054
 Cadbury Schweppes PLC .........................        210,984       1,460,693
 Diageo PLC ....................................        134,748       1,511,165
 GKN PLC .......................................         65,900         696,680
 GlaxoSmithKline PLC ...........................         46,157       1,304,459
 HSBC Holdings PLC .............................        144,578       2,129,447
 National Grid Group PLC .......................        145,900       1,327,530
 Tesco PLC .....................................        220,000         897,255
 Vodafone Group PLC ............................        425,500       1,561,994
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                     13,987,708
                                                                    -----------
UNITED STATES--41.8%
 American Home Products Corp. ..................         30,700       1,950,985
 AT&T Corp. ....................................         34,800         602,475
 AT&T Wireless Group (a) .......................         48,400         837,925
 Avaya, Inc. (a) ...............................              1              10
 Bank of America Corp. .........................         24,730       1,134,489
 Bristol-Myers Squibb Co. ......................         24,400       1,804,075
 Chase Manhattan Corp. .........................         40,000       1,817,500
 Chevron Corp. .................................         12,700       1,072,356
 Citigroup, Inc. ...............................         37,633       1,921,635
 Compaq Computer Corp. .........................         56,200         845,810
 Exxon Mobil Corp. .............................         29,373       2,553,615
 Federated Department Stores, Inc. (a) .........         23,300         815,500
 First Data Corp. ..............................         29,400       1,549,012
 FleetBoston Financial Corp. ...................         27,000       1,014,188
 General Motors Corp. ..........................         10,000         509,375

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY PORTFOLIO (CONCLUDED)
 H.J. Heinz Co. ................................         23,900     $ 1,133,756
 Intel Corp. ...................................         42,900       1,289,681
 International Business Machines
  Corp .........................................         24,020       2,041,700
 Lucent Technologies, Inc. .....................         61,400         828,900
 McDonald's Corp. ..............................         45,700       1,553,800
 Merck & Co., Inc. .............................         19,300       1,806,962
 Microsoft Corp. (a) ...........................         25,100       1,088,713
 Minnesota Mining & Manufacturing
  Co ...........................................         16,300       1,964,150
 Motorola, Inc. ................................         26,300         532,575
 PepsiCo, Inc. .................................         44,300       2,195,619
 PPG Industries, Inc. ..........................         10,700         495,544
 Qwest Communications
  International, Inc. (a) ......................         12,300         504,300
 Schering-Plough Corp. .........................         33,500       1,901,125
 Target Corp. ..................................         29,400         948,150
 Texas Instruments, Inc. .......................         20,500         971,188
 The Hartford Financial Services
  Group, Inc. ..................................         18,860       1,331,987
 Time Warner, Inc. .............................         24,700       1,290,328
 Tyco International, Ltd. ......................         29,100       1,615,050
 United Technologies Corp. .....................         27,000       2,122,875
 Verizon Communications, Inc. ..................         33,400       1,674,175
                                                                    -----------
 TOTAL UNITED STATES ...........................                     45,719,528
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $111,444,788) ................                    107,299,727
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--2.5%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $2,560,000
  United States Treasury Note,
  6.875%, 05/15/06, with a value
  of $2,784,000)
  (Identified cost $2,726,000) .................         $2,726       2,726,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $114,170,788) (b) ............          100.6%   $110,025,727
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................           (0.6)       (651,080)
                                                         ------    ------------
NET ASSETS .....................................          100.0%   $109,374,647
                                                         ======    ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
26

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS--97.5%
AUSTRALIA--1.3%
 BHP, Ltd. .....................................      3,865,463     $40,765,825
                                                                    -----------
DENMARK--0.8%
 Tele Danmark A/S ..............................        615,200      25,095,187
                                                                    -----------
FINLAND--1.0%
 UPM-Kymmene Oyj ...............................        912,300      31,310,539
                                                                    -----------
FRANCE--13.2%
 Alcatel SA ....................................        456,100      25,910,806
 Aventis SA ....................................        820,812      72,064,402
 Axa ...........................................        351,590      50,842,011
 BNP Paribas SA ................................        398,122      34,953,709
 Compagnie de Saint-Gobain .....................        210,800      33,115,554
 Lagardere SCA .................................        659,900      38,294,119
 Suez Lyonnaise des Eaux SA ....................        261,300      47,722,644
 TotalFinaElf SA ...............................        517,670      76,996,974
 Vivendi Universal SA ..........................        525,510      34,591,109
                                                                    -----------
 TOTAL FRANCE ..................................                    414,491,328
                                                                    -----------
GERMANY--7.1%
 Allianz AG ....................................        202,749      75,885,971
 Bayerische Hypo-und
  Vereinsbank AG ...............................      1,164,765      65,950,957
 E.On AG .......................................        979,200      59,581,563
 ThyssenKrupp AG ...............................      1,512,000      23,426,166
                                                                    -----------
 TOTAL GERMANY .................................                    224,844,657
                                                                    -----------
ITALY--3.3%
 Alleanza Assicurazioni ........................      1,446,520      23,050,044
 ENI SpA .......................................      6,341,300      40,490,458
 San Paolo-IMI SpA .............................      2,410,800      38,981,614
                                                                    -----------
 TOTAL ITALY ...................................                    102,522,116
                                                                    -----------
JAPAN--18.7%
 ACOM Co., Ltd. ................................        172,300      12,705,467
 Canon, Inc. ...................................        915,000      32,015,395
 Fujitsu, Ltd. .................................      2,643,000      38,932,925
 Hitachi, Ltd. .................................      4,216,000      37,542,757
 Kao Corp. .....................................      1,615,000      46,901,680
 Mizuho Holdings, Inc. .........................          7,148      44,268,580
 Nippon Telegraph & Telephone Corp. ............          4,532      32,626,277
 Nissan Motor Co., Ltd. (a) ....................     10,593,000      60,970,906
 NTT DoCoMo, Inc. ..............................          1,366      23,539,363
 Orix Corp. ....................................        337,800      33,862,736
 Sankyo Co., Ltd. ..............................      1,229,000      29,456,438
 Sony Corp. ....................................        719,600      49,727,432
 TDK Corp. .....................................        433,400      42,157,173
 The Nikko Securities Co., Ltd. ................      3,488,000      27,002,099
 The Sakura Bank, Ltd. .........................      7,380,000      44,543,387
 The Sumitomo Trust & Banking Co.,
  Ltd ..........................................      4,607,000      31,312,448
                                                                    -----------
 TOTAL JAPAN ...................................                    587,565,063
                                                                    -----------
NETHERLANDS--9.8%
 Akzo Nobel NV .................................      1,580,600      84,895,269
 Getronics NV ..................................      2,474,214      14,543,773
 Heineken NV ...................................        803,675      48,637,233
 ING Groep NV ..................................      1,126,000      89,956,252
 Koninklijke (Royal) Philips
  Electronics NV ...............................        853,197      31,260,942
 Wolters Kluwer NV .............................      1,464,200      39,926,615
                                                                    -----------
 TOTAL NETHERLANDS .............................                    309,220,084
                                                                    -----------
PORTUGAL--1.4%
 Portugal Telecom SGPS SA,
  Registered Shares ............................      4,741,800      43,367,828
                                                                    -----------
SINGAPORE--3.5%
 Oversea-Chinese Banking Corp., Ltd. ...........      6,483,050      48,285,996
 United Overseas Bank, Ltd. ....................      8,170,197      61,323,650
                                                                    -----------
 TOTAL SINGAPORE ...............................                    109,609,646
                                                                    -----------
SPAIN--2.8%
 Endesa SA .....................................      3,053,400      52,038,625
 Telefonica SA (a) .............................      2,191,172      36,212,175
                                                                    -----------
 TOTAL SPAIN ...................................                     88,250,800
                                                                    -----------
SWEDEN--4.4%
 Electrolux AB, Series B .......................      3,025,500      39,265,150
 Investor AB, B Shares .........................      4,083,800      61,003,899
 Svenska Handelsbanken AB,
  A Shares .....................................      2,264,100      38,738,441
                                                                    -----------
 TOTAL SWEDEN ..................................                    139,007,490
                                                                    -----------
SWITZERLAND--4.4%
 ABB Ltd. ......................................        315,270      33,600,402
 Roche Holding AG ..............................          4,481      45,642,119
 Zurich Financial Services AG ..................        100,390      60,510,229
                                                                    -----------
 TOTAL SWITZERLAND .............................                    139,752,750
                                                                    -----------
UNITED KINGDOM--25.8%
 AstraZeneca PLC ...............................        657,140      33,163,480
 BAE Systems PLC ...............................      6,771,848      38,681,114
 BP Amoco PLC ..................................      9,886,700      79,831,360
 British Telecommunications PLC ................      5,430,500      46,447,705
 Cadbury Schweppes PLC .........................      6,939,226      48,041,929
 Diageo PLC ....................................      5,128,694      57,517,031
 GKN PLC .......................................      2,054,100      21,715,479
 GlaxoSmithKline PLC ...........................      2,597,007      73,394,471

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)
 Halifax Group PLC .............................      3,589,200     $35,609,592
 HSBC Holdings PLC .............................      3,963,644      58,379,354
 Invensys PLC ..................................     21,538,700      50,403,680
 National Grid Group PLC .......................      4,177,900      38,014,303
 Prudential PLC ................................      2,106,100      33,917,443
 Reed International PLC ........................      3,392,100      35,505,456
 Tesco PLC .....................................     15,137,200      61,736,033
 The Great Universal Stores PLC ................      5,749,100      45,175,295
 Vodafone Group PLC ............................     15,071,300      55,326,172
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                    812,859,897
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $2,928,618,449) ..............                  3,068,663,210
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--4.3%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $10,755,000
  United States Treasury Note,
  5.50%, 01/31/03, with a value of
  $11,064,206, and $24,880,000
  United States Treasury Note,
  5.875%, 09/30/02, with a value
  of $25,502,000, and $46,900,000
  United States Treasury Note,
  6.875%, 05/15/06, with a value
  of $51,003,750, and $50,000,000
  United States Treasury Note,
  5.50%, 03/31/03, with a value
  of $51,000,000)
  (Identified cost $135,845,000) ...............   $135,845         135,845,000
                                                                 --------------
TOTAL INVESTMENTS
 (Identified cost
  $3,064,463,449) (b) ..........................      101.8%     $3,204,508,210
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................       (1.8)        (55,348,710)
                                                      -----      --------------
NET ASSETS .....................................      100.0%     $3,149,159,500
                                                      =====      ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
28

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
COMMON STOCKS--97.3%
AUSTRALIA--1.9%
 Cochlear, Ltd. ................................        322,500     $ 6,544,986
                                                                    -----------
BELGIUM--1.9%
 Creyf's NV ....................................        269,602       6,328,905
 Creyf's NV STRIP (a) ..........................            372               4
                                                                    -----------
 TOTAL BELGIUM .................................                      6,328,909
                                                                    -----------
FINLAND--3.8%
 Amer Group, Ltd. ..............................        271,800       7,146,164
 Sampo Insurance Co., Ltd. .....................        111,800       6,036,360
                                                                    -----------
 TOTAL FINLAND .................................                     13,182,524
                                                                    -----------
FRANCE--7.8%
 Carbone Lorraine SA ...........................        158,883       7,907,128
 CNP Assurances ................................        107,100       4,293,200
 Neopost SA (a), (d) ...........................        113,800       2,671,454
 SCOR SA ADR ...................................         72,700       3,653,175
 Societe BIC SA ................................        210,200       8,268,154
                                                                    -----------
 TOTAL FRANCE ..................................                     26,793,111
                                                                    -----------
GERMANY--4.4%
 Fielmann AG ...................................        244,100      10,131,075
 SCS Standard Computersysteme (a) ..............         16,070               0
 Techem AG (a) .................................        161,546       5,096,840
                                                                    -----------
 TOTAL GERMANY .................................                     15,227,915
                                                                    -----------
HONG KONG--2.8%
 Esprit Holdings, Ltd. .........................      7,237,500       6,170,670
 Shaw Brothers (Hong Kong), Ltd. ...............      2,520,500       1,955,078
 VTech Holdings, Ltd. ..........................      1,788,000       1,627,601
                                                                    -----------
 TOTAL HONG KONG ...............................                      9,753,349
                                                                    -----------
IRELAND--3.4%
 Waterford Wedgwood PLC ........................      9,789,288      11,490,174
                                                                    -----------
ITALY--2.0%
 Industrie Natuzzi SpA ADR .....................        343,100       4,202,975
 Interpump Group SpA ...........................        719,700       2,777,530
                                                                    -----------
 TOTAL ITALY ...................................                      6,980,505
                                                                    -----------
JAPAN--12.2%
 ADERANS Co., Ltd. .............................         64,800       2,664,101
 Diamond Lease Co., Ltd. .......................        265,000       2,723,714
 Hitachi Medical Corp. .........................        384,000       3,930,021
 Hokuto Corp. ..................................         90,700       3,149,746
 I S B Corp. ...................................         66,000         490,728
 Impact 21 Co., Ltd. ...........................        237,600       2,070,063
 Japan Digital Laboratory Co., Ltd. ............        379,900       4,340,005
 Kawasumi Laboratories, Inc. ...................         75,000         705,257
 Maruichi Steel Tube, Ltd. .....................        201,000       2,777,992
 Meitec Corp. ..................................         75,500       2,417,162
 Ministop Co., Ltd. ............................        175,100       3,147,573
 Nippon Shinyaku Co., Ltd. .....................        824,000       6,804,199
 Secom Techno Service Co., Ltd. ................         99,000       2,199,615
 Yoshinoya D&C Co., Ltd. .......................          2,330       4,443,142
                                                                    -----------
 TOTAL JAPAN ...................................                     41,863,318
                                                                    -----------
NETHERLANDS--15.2%
 Beter Bed Holding NV ..........................        108,900       1,119,715
 CSM NV ........................................        448,900      11,128,049
 Fugro NV ......................................        136,900       8,837,748
 Hunter Douglas NV .............................        355,376       9,743,981
 PinkRoccade NV (a), (d) .......................        128,000       6,971,134
 Telegraaf Holding MIJ NV ......................        358,800       7,277,323
 Wolters Kluwer NV .............................        265,100       7,228,894
                                                                    -----------
 TOTAL NETHERLANDS .............................                     52,306,844
                                                                    -----------
NORWAY--3.1%
 Merkantildata ASA (a) .........................        917,500       3,577,039
 P4 Radio Hele Norge ASA .......................        724,800       4,531,107
 Tandberg Television ASA (a) ...................        358,660       2,425,623
                                                                    -----------
 TOTAL NORWAY ..................................                     10,533,769
                                                                    -----------
SINGAPORE--0.4%
 Want Want Holdings, Ltd. ......................      1,760,000       1,337,600
 Want Want Holdings, Ltd., Warrants
  10/24/04 (a) .................................        155,200          17,072
                                                                    -----------
 TOTAL SINGAPORE ...............................                      1,354,672
                                                                    -----------
SPAIN--6.6%
 Abengoa SA ....................................        129,200       4,123,625
 Aldeasa SA ....................................        217,500       4,186,765
 Banco Pastor SA ...............................        106,100       4,582,883
 Corporacion Mapfre, Compania
  Internacional de Reaseguros, SA ..............        233,100       4,443,281
 Prosegur, CIA de Seguridad SA .................        477,800       5,383,849
                                                                    -----------
 TOTAL SPAIN ...................................                     22,720,403
                                                                    -----------
SWEDEN--7.0%
 Elanders AB, B Shares .........................        166,150       3,256,463
 Nobel Biocare AB ..............................        305,300       9,412,258
 Swedish Match AB ..............................      2,920,300      11,385,426
                                                                    -----------
 TOTAL SWEDEN ..................................                     24,054,147
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO (CONCLUDED)
SWITZERLAND--6.0%
 Bank Sarasin & Compagnie,
  Registered B Shares ..........................          3,846     $12,338,331
 Edipresse SA ..................................         21,860       6,851,058
 Gretag Imaging Group, Registered
  Shares .......................................         17,671       1,526,275
                                                                    -----------
 TOTAL SWITZERLAND .............................                     20,715,664
                                                                    -----------
UNITED KINGDOM--18.8%
 Ashtead Group PLC .............................      4,219,000       7,759,666
 Corporate Services Group PLC (a) ..............      3,088,700       2,655,657
 Euromoney Institutional Investor PLC ..........        207,576       1,800,253
 FKI PLC .......................................        637,700       2,097,816
 Kidde PLC (a) .................................      5,234,100       5,635,117
 Luminar PLC ...................................        526,300       5,207,424
 Man Group PLC .................................      1,304,700      12,037,166
 Northgate PLC .................................        794,900       4,421,645
 Reckitt Benckiser PLC .........................        592,500       8,168,601
 Signet Group PLC ADR ..........................        345,012       7,676,517
 SSL International PLC .........................        942,023       7,043,036
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                     64,502,898
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $317,586,346) ................                    334,353,188
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--7.3%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $60,000 United
  States Treasury Bond, 9.125%,
  05/15/09, with a value of $67,425,
  and $24,640,000 United States
  Treasury Note, 6.25%, 08/31/02,
  with a value of $25,502,400)
  (Identified cost $25,062,000) ................        $25,062      25,062,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $342,648,346) (b) ............          104.6%   $359,415,188
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................           (4.6)    (15,958,092)
                                                         -------   ------------
NET ASSETS .....................................          100.0%   $343,457,096
                                                         =======   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
30

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO
COMMON STOCKS--81.0%
BRAZIL--1.2%
 Petroleo Brasileiro SA ADR (a) ................        159,500     $ 4,027,375
                                                                    -----------
CHILE--1.9%
 Administradora de Fondos de
  Pensiones Provida SA ADR .....................        296,000       5,994,000
                                                                    -----------
GREECE--1.4%
 Cosmote SA (a) ................................        113,800         928,199
 Hellenic Telecommunications
  Organization SA ..............................        218,422       3,259,131
 Hellenic Telecommunications
  Organization SA ADR ..........................         47,700         345,825
                                                                    -----------
 TOTAL GREECE ..................................                      4,533,155
                                                                    -----------
HONG KONG--4.4%
 China Mobile (Hong Kong), Ltd. ................
  ADR (a) ......................................        363,800       9,868,075
 Yue Yuen Industrial (Holdings), Ltd. ..........      2,568,300       4,445,306
                                                                    -----------
 TOTAL HONG KONG ...............................                     14,313,381
                                                                    -----------
HUNGARY--1.9%
 Gedeon Richter Rt .............................         52,700       3,117,546
 Magyar Tavkozlesi Rt. ADR .....................        145,300       2,969,569
                                                                    -----------
 TOTAL HUNGARY .................................                      6,087,115
                                                                    -----------
INDIA--10.4%
 Hindalco Industries, Ltd. .....................        196,000       3,097,665
 Hindalco Industries, Ltd. GDR (d) .............         39,400         703,290
 Hindustan Lever, Ltd. .........................        546,100       2,414,047
 Infosys Technologies, Ltd. ....................         22,400       2,737,882
 ITC, Ltd. .....................................        238,300       4,577,116
 Larsen & Toubro, Ltd. .........................        549,000       2,301,025
 Mahanagar Telephone Nigam, Ltd. ...............      1,074,569       4,122,864
 Reliance Industries, Ltd. .....................        852,700       6,192,487
 Satyam Computer Services, Ltd. ................        195,700       1,355,185
 State Bank of India ...........................      1,474,500       6,077,417
                                                                    -----------
 TOTAL INDIA ...................................                     33,578,978
                                                                    -----------
INDONESIA--1.2%
 PT Hanjaya Mandala Sampoerna Tbk ..............      2,537,000       3,907,111
                                                                    -----------
ISRAEL--3.3%
 Bank Hapoalim, Ltd. ...........................      1,410,400       4,091,503
 Check Point Software Technologies,
  Ltd. (a) .....................................         48,900       6,531,206
                                                                    -----------
 TOTAL ISRAEL ..................................                     10,622,709
                                                                    -----------
MEXICO--15.3%
 Carso Global Telecom, Series A1 (a) ...........      2,808,100       5,373,795
 Cemex SA de CV ADR ............................        188,080       3,397,195
 Fomento Economico Mexicano SA
  de CV ADR ....................................        146,100       4,364,738
 Grupo Aeroportuario del Sureste SA
  de CV, Series B (a) ..........................      1,739,300       1,628,050
 Grupo Financiero Banamex Accival
  SA de CV, Series O (a) .......................      4,456,000       7,322,392
 Grupo Financiero Banorte SA
  de CV, Series O (a) ..........................      1,896,300       2,563,900
 Grupo Iusacell SA de CV, Series V
  ADR (a) ......................................        511,400       4,986,150
 Grupo Televisa SA GDR (a) .....................        116,100       5,217,244
 Kimberly-Clark de Mexico SA
  de CV, Series A ..............................        715,000       1,978,055
 Telefonos de Mexico SA de CV,
  Series L ADR .................................         76,400       3,447,550
 Tubos de Acero de Mexico SA ADR ...............        405,400       5,797,220
 Wal-Mart de Mexico SA de CV,
  Series C (a) .................................      1,832,800       3,373,953
                                                                    -----------
 TOTAL MEXICO ..................................                     49,450,242
                                                                    -----------
PERU--0.5%
 Credicorp, Ltd. ...............................        248,600       1,491,600
                                                                    -----------
PHILIPPINES--1.9%
 Philippine Long Distance Telephone
  Co. ADR ......................................        339,900       6,054,469
                                                                    -----------
RUSSIA--4.5%
 Mobile Telesystems ADR (a) ....................        322,600       7,742,400
 OAO Lukoil Holding ADR ........................        183,900       6,804,300
                                                                    -----------
 TOTAL RUSSIA ..................................                     14,546,700
                                                                    -----------
SOUTH AFRICA--9.7%
 ABSA Group, Ltd. ..............................      1,063,923       4,021,171
 Anglo American Platinum Corp., Ltd. ...........         48,800       2,277,806
 Impala Platinum Holdings, Ltd. ................         87,200       4,443,547
 Old Mutual PLC ................................      2,064,300       5,124,002
 Sanlam, Ltd. ..................................      3,858,900       4,875,259
 Sasol, Ltd. ...................................        743,800       4,811,552
 South African Breweries PLC ...................        675,700       4,750,527
 South African Breweries PLC (U.K.) ............        130,600         914,916
                                                                    -----------
 TOTAL SOUTH AFRICA ............................                     31,218,780
                                                                    -----------
SOUTH KOREA--12.0%
 Hyundai Electronics Industries
  Co., Ltd. (a) ................................        239,700         762,682
 Kookmin Bank ..................................        454,053       5,348,134
 Korea Electric Power Corp. ....................        232,100       4,330,087
 Korea Telecom Corp. ADR .......................        169,036       5,240,116
 Pohang Iron & Steel Co., Ltd. .................         34,700       2,098,458

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO (CONCLUDED)
 Pohang Iron & Steel Co., Ltd. ADR .............        105,000     $ 1,634,063
 Samsung Electronics ...........................         58,681       7,329,326
 Samsung Fire & Marine Insurance ...............         67,338       1,463,870
 SK Telecom Co., Ltd. ..........................         44,330       8,866,000
 SK Telecom Co., Ltd. ADR ......................         73,401       1,729,511
                                                                    -----------
 TOTAL SOUTH KOREA .............................                     38,802,247
                                                                    -----------
TAIWAN--7.1%
 ASE Test, Ltd. (a) ............................        182,500       1,551,250
 Asustek Computer, Inc. GDR (d) ................        396,916       1,190,748
 China Steel Corp. GDR .........................        314,244       3,723,792
 Compal Electronics, Inc. GDR ..................        252,668       1,768,676
 Far Eastern Textile, Ltd. .....................            520             367
 Fubon Insurance Co. ...........................      5,495,000       3,334,828
 Siliconware Precision Industries
  Co. ADR (a) ..................................        328,700         821,750
 Taiwan Cellular Corp. (a) .....................      1,135,000       1,713,466
 Taiwan Semiconductor
  Manufacturing Co., Ltd. (a) ..................      1,866,000       4,479,076
 United Microelectronics Corp. .................
  ADR (a) ......................................        435,400       3,592,050
 Via Technologies, Inc. (a) ....................        159,000         859,330
                                                                    -----------
 TOTAL TAIWAN ..................................                     23,035,333
                                                                    -----------
TURKEY--2.3%
 Turkcell Iletisim Hizmetleri AS
  ADR (a) ......................................        395,800       2,770,600
 Turkiye Garanti Bankasi AS
  ADR (a), (d) .................................        352,400       1,832,480
 Yapi ve Kredi Bankasi AS (a) ..................    561,319,578       2,889,083
                                                                    -----------
 TOTAL TURKEY ..................................                      7,492,163
                                                                    -----------
UNITED STATES--1.5%
 Comverse Technology, Inc. (a) .................         44,000       4,779,500
                                                                    -----------
VENEZUELA--0.5%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR ...................         94,200       1,783,913
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $311,748,539) ................                    261,718,771
                                                                    -----------
PREFERRED STOCKS--14.3%
BRAZIL--14.3%
 Banco Bradesco SA .............................    614,274,000       4,410,172
 Banco Bradesco SA, rights
  02/12/01 (a) .................................     19,636,841               0
 Banco Itau SA .................................     84,961,400       8,060,441
 Companhia Brasileira
  de Distribuicao Grupo Pao de
  Acucar ADR ...................................        129,900       4,741,350
 Companhia de Bebidas
  das Americas .................................     38,906,700       9,377,512
 Companhia Paranaense de
  Energia-Copel ................................    208,499,000       1,689,377
 Companhia Paranaense de
  Energia-Copel ADR ............................        444,600       3,751,312
 Embratel Participacoes SA ADR .................        206,000       3,231,625
 Tele Norte Leste Participacoes SA
  ADR ..........................................        374,983       8,554,300
 Telesp Celular Participacoes
  SA ADR .......................................         89,800       2,424,600
                                                                    -----------
 TOTAL BRAZIL ..................................                     46,240,689
                                                                    -----------
TOTAL PREFERRED STOCKS
 (Identified cost $37,021,686) .................                     46,240,689
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
REPURCHASE AGREEMENT--8.7%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $3,120,000
  United States Treasury Note,
  5.875%, 09/30/02, with a value of
  $3,198,000, and $24,640,000
  United States Treasury Note,
  6.25%, 08/31/02, with a
  value of $25,502,400)
  (Identified cost $28,133,000) ................    $28,133        28,133,000
                                                                 ------------
TOTAL INVESTMENTS
 (Identified cost $376,903,225) (b) ............      104.0%     $336,092,460
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..................................       (4.0)      (12,942,715)
                                                    -------      ------------
NET ASSETS .....................................      100.0%     $323,149,745
                                                    =======      ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
32

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO
ASSET-BACKED SECURITIES--10.9%
 Advanta Business Card Master Trust:
  Series 2000-B, Class A,
  6.8563%, 01/20/06 (e) ........................    $       340     $   340,752
  Series 2000-B, Class C,
  7.9363%, 01/20/06 (e) ........................            360         360,281
 Associates Automobile Receivables
  Trust, Series 2000-1, Class M,
  7.51%, 05/15/05 ..............................            400         414,375
 Chevy Chase Auto Receivables Trust,
  Series 2000-1, Class A4,
  7.47%, 07/15/05 ..............................            390         403,943
 Citibank Credit Card Master Trust I,
  Series 1999-1, Class B,
  5.75%, 02/15/06 ..............................          1,145       1,129,966
 Comed Transitional Funding Trust,
  Series 1998-1, Class A4,
  5.39%, 06/25/05 ..............................            275         271,992
 Discover Card Master Trust I,
  Series 1999-2, Class A,
  5.90%, 10/15/04 ..............................            824         823,361
 First USA Credit Card Master Trust,
  Series 1998-1, Class C,
  6.50%, 01/18/06 (d) ..........................            400         399,956
 Ford Credit Auto Owner Trust,
  Series 2000-G, Class B,
  6.92%, 04/15/05 ..............................            690         702,793
 Illinois Power Special Purpose Trust,
  Series 1998-1, Class A4,
  5.34%, 06/25/05 ..............................            230         227,051
 MBNA Master Credit Card Trust:
  Series 1998-J, Class A,
  5.25%, 02/15/06 ..............................            804         793,194
   Series 1998-D, Class A,
  5.80%, 12/15/05 ..............................            400         399,248
 MMCA Automobile Trust,
  Series 2000-1, Class A4,
  7.08%, 02/15/05 ..............................            365         374,467
 Sears Credit Account Master Trust,
  Series 2000-1, Class A,
  7.25%, 11/15/07 ..............................            590         608,454
                                                                    -----------
 TOTAL ASSET-BACKED SECURITIES
  (Identified cost $7,138,946) .................                      7,249,833
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
 Asset Securitization Corp.:
  Series 1996-D2, Class ACS2,
  1.5973%, 02/14/29 (e), (j) ...................          2,125         132,480
  Series 1996-D3, Class A1A,
   7.01%, 10/13/26 .............................             35          35,467
 Bear Stearns Commercial
  Mortgage Securities, Inc.,
  Series 1999-WF2, Class A2,
  7.08%, 06/15/09 ..............................            408         424,939
 Merrill Lynch Mortgage Investors, Inc.:
  Series 1996-C1, Class IO,
  0.5966%, 04/25/28 (d), (e), (j) ..............          3,821          80,020
  Series 1998-C3, Class A1,
  5.65%, 12/15/30 ..............................            852         839,269
 Morgan Stanley Capital I, Inc.:
  Series 1996-WF1, Class X,
  1.3677%, 01/15/13 (d), (e), (j) ..............          2,428         117,262
  Series 1999-Life, Class A1,
  6.97%, 10/15/08 ..............................          1,266       1,302,521
 Prudential Home Mortgage
  Securities, Series 1993-41, Class A5,
  0.92%, 10/25/10 (e), (j) .....................            152               0
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  1.0568%, 02/25/28 (e), (j) ...................            592           8,892
   Series 1996-CFL, Class X1,
  1.5868%, 02/25/28 (e), (j) ...................          1,044          62,694
                                                                    -----------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Identified cost $3,144,200) .................                      3,003,544
                                                                    -----------
CORPORATE BONDS--31.9%
AEROSPACE & DEFENSE--0.7%
 Raytheon Co.,
  6.75%, 08/15/07 ..............................            450         447,309
                                                                    -----------
AUTOMOTIVE & EQUIPMENT
  RENTAL--0.3%
 Renters Choice, Inc.,
  11.00%, 08/15/08 .............................            100          97,125
 United Rentals, Inc., Series B,
  9.25%, 01/15/09 ..............................            125          95,000
                                                                    -----------
                                                                        192,125
                                                                    -----------
BANKING & FINANCIAL SERVICES--9.5%
 AT&T Capital Corp.,
  6.60%, 05/15/05 (f) ..........................            902         881,344
 Countrywide Home Loan, Inc.,
  6.85%, 06/15/04 ..............................            550         551,870
 FleetBoston Financial Corp.,
  7.25%, 09/15/05 ..............................            520         534,737
 Ford Motor Credit Co.,
  7.50%, 03/15/05 ..............................            490         502,186

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO (CONTINUED)
 General Motors Acceptance Corp.,
  7.50%, 07/15/05 ..............................    $       600     $   614,320
 Lehman Brothers Holdings, Inc.,
  8.25%, 06/15/07 ..............................            500         530,000
 Lodgian Financing Corp.,
  12.25%, 07/15/09 .............................             70          63,000
 MBNA America Bank NA,
  6.75%, 03/15/08 (d) ..........................            429         396,452
 Morgan Stanley Dean Witter & Co.,
  7.75%, 06/15/05 ..............................            540         568,215
 Paine Webber Group, Inc.,
  6.55%, 04/15/08 ..............................            520         524,425
 Salomon Smith Barney Holdings,
  6.25%, 01/15/05 ..............................            630         624,783
 Washington Mutual, Inc.,
  7.50%, 08/15/06 ..............................            470         479,701
                                                                    -----------
                                                                      6,271,033
                                                                    -----------
BREWERY--1.2%
 Anheuser-Busch Cos., Inc.,
  7.10%, 06/15/07 ..............................            799         821,364
                                                                    -----------
BROADCASTING--0.1% Echostar DBS Corp.,
  9.375%, 02/01/09 .............................             72          69,840
                                                                    -----------
BUILDING & CONSTRUCTION--0.2%
 Building One Services Corp.,
  10.50%, 05/01/09 .............................            135          81,000
 Penhall International Corp.,
  12.00%, 08/01/06 .............................             80          72,800
                                                                    -----------
                                                                        153,800
                                                                    -----------
CABLE TELEVISION--0.2%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 .............................             40          35,200
 Charter Communications
  Holdings LLC,
  8.625%, 04/01/09 .............................             50          45,000
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .............................             75          70,500
                                                                    -----------
                                                                        150,700
                                                                    -----------
CHEMICALS--0.3% ARCO Chemical Co.,
  9.80%, 02/01/20 ..............................            180         170,156
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 ............................             35          29,400
                                                                    -----------
                                                                        199,556
                                                                    -----------
COMMERCIAL SERVICES--0.2%
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .............................            145         113,100
                                                                    -----------
CONTAINERS--0.0%
 Amtrol, Inc.,
  10.625%, 12/31/06 ............................             12           9,540
                                                                    -----------
ELECTRONICS--0.1%
 Motors & Gears, Inc., Series D,
   10.75%, 11/15/06 ............................             85          75,650
                                                                    -----------
ENERGY--1.8%
 Dynegy, Inc.,
  7.45%, 07/15/06 ..............................            682         698,132
 Midamerican Energy Co.,
  6.375%, 06/15/06 .............................            454         445,687
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (d) .........................             70          75,950
                                                                    -----------
                                                                      1,219,769
                                                                    -----------
FIBER OPTICS--0.1%
 Metromedia Fiber Network, Inc.:
   10.00%, 12/15/09 ............................             25          20,750
  Series B, 10.00%, 11/15/08 ...................             45          37,462
 Williams Communications Group, Inc.,
  10.875%, 10/01/09 ............................             55          40,975
                                                                    -----------
                                                                         99,187
                                                                    -----------
FOOD & BEVERAGES--0.1%
 Agrilink Foods, Inc.,
   11.875%, 11/01/08 ...........................             60          39,150
                                                                    -----------
HEALTHCARE--0.5%
 Dynacare, Inc.,
  10.75%, 01/15/06 .............................            115         108,100
 Fresenius Medical Capital Trust II,
  7.875%, 02/01/08 .............................             87          80,475
 Hanger Orthopedic Group, Inc.,
  11.25%, 06/15/09 .............................             75          24,000
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (d) .........................             70          73,150
 Tenet Healthcare Corp.,
  8.625%, 01/15/07 .............................             40          40,950
                                                                    -----------
                                                                        326,675
                                                                    -----------
INDUSTRIAL & MACHINERY--1.9%
 Unilever Capital Corp.,
  7.125%, 11/01/10 .............................            560         585,200
 URS Corp., Series B,
  12.25%, 05/01/09 .............................             75          75,281

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
34

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO (CONTINUED)
 USX Corp.,
  6.65%, 02/01/06 ..............................    $       570     $   569,874
                                                                    -----------
                                                                      1,230,355
                                                                    -----------
INSURANCE--1.7%
 American Financial Group,
  7.125%, 04/15/09 .............................            459         406,678
 Atlas Reinsurance PLC, Series A,
  9.5044%, 04/04/03 (d), (e) ...................            740         738,150
                                                                    -----------
                                                                      1,144,828
                                                                    -----------
INTERNET SERVICES--0.0%
 Exodus Communications, Inc.,
  11.625%, 07/15/10 (d) ........................             20          17,950
 PSINet, Inc.,
  10.50%, 12/01/06 .............................             10           2,600
                                                                    -----------
                                                                         20,550
                                                                    -----------
LODGING & ENTERTAINMENT--0.8%
 Courtyard by Marriott II, Ltd., Series B,
  10.75%, 02/01/08 .............................            100         101,000
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 .............................             80          72,400
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 .............................             75          74,063
 MGM Grand, Inc.,
  9.75%, 06/01/07 ..............................            125         130,937
 Station Casinos, Inc.,
  10.125%, 03/15/06 ............................            130         133,900
                                                                    -----------
                                                                        512,300
                                                                    -----------
MANUFACTURING--0.1%
 High Voltage Engineering Corp.,
  10.50%, 08/15/04 .............................             44          28,600
 Tekni-Plex, Inc., Series B,
  12.75%, 06/15/10 .............................             40          32,000
 Transdigm, Inc.,
  10.375%, 12/01/08 ............................             35          31,500
                                                                    -----------
                                                                         92,100
                                                                    -----------
OIL & GAS--2.8%
 Baker Hughes, Inc.,
  6.25%, 01/15/09 ..............................            520         512,522
 Chesapeake Energy Corp., Series B,
  9.625%, 05/01/05 (f) .........................             40          41,200
 Comstock Resources, Inc.,
  11.25%, 05/01/07 (f) .........................             60          62,250
 KeySpan Corp.,
  7.25%, 11/15/05 ..............................            480         499,584
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ..............................             65          61,263
 Plains Resources, Inc.,
  10.25%, 03/15/06 (d) .........................             25          24,938
 Texaco Capital, Inc.,
  6.00%, 06/15/05 ..............................            637         639,949
                                                                    -----------
                                                                      1,841,706
                                                                    -----------
OIL EQUIPMENT--0.2%
 RBF Finance Co.,
  11.00%, 03/15/06 .............................            120         138,900
                                                                    -----------
PRINTING--0.2%
 Merrill Corp., Series B,
  12.00%, 05/01/09 .............................             52          23,400
 Phoenix Color Corp.,
  10.375%, 02/01/09 (f) ........................            155         110,050
                                                                    -----------
                                                                        133,450
                                                                    -----------
PUBLISHING--0.2% WRC Media Corp.,
  12.75%, 11/15/09 .............................            175         140,219
                                                                    -----------
RETAIL--0.2% Buhrmann US, Inc.,
  12.25%, 11/01/09 .............................             55          55,275
 Petro Stopping Centers,
  10.50%, 02/01/07 .............................             80          66,000
                                                                    -----------
                                                                        121,275
                                                                    -----------
TELECOMMUNICATIONS--3.2%
 Cox Communications, Inc.,
  6.15%, 08/01/03 (e), (f) .....................            988         975,643
 Crown Castle International Corp.,
  10.75%, 08/01/11 .............................             35          35,875
 ITC DeltaCom, Inc.,
  11.00%, 06/01/07 .............................             50          40,000
 Level 3 Communications, Inc.:
  11.00%, 03/15/08 (f) .........................            115         101,200
  11.25%, 03/15/10 .............................             70          60,900
 Nextel International, Inc.,
  12.75%, 08/01/10 (d) .........................             90          73,800
 Orius Capital Corp., Series B,
  12.75%, 02/01/10 .............................             88          73,040
 Spectrasite Holdings, Inc., Series B,
  0.00%, 03/15/10 (g) ..........................             65          33,150
 US West Communications, Inc.,
  5.625%, 11/15/08 .............................            836         747,251
                                                                    -----------
                                                                      2,140,859
                                                                    -----------
TELEPHONE--1.7%
 GTE Corp.,
  9.10%, 06/01/03 ..............................            395         417,677
 WorldCom, Inc.,
  7.75%, 04/01/07 ..............................            600         603,240
 XO Communications, Inc.,
  10.75%, 06/01/09 .............................             95          77,900
                                                                    -----------
                                                                      1,098,817
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO (CONCLUDED)
TRANSPORTATION--0.4%
 Interpool, Inc.,
  6.625%, 03/01/03 .............................    $        70     $    62,870
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (d) ........................            220         180,400
 RailWorks Corp.,
  11.50%, 04/15/09 .............................             80          28,800
                                                                    -----------
                                                                        272,070
                                                                    -----------
UTILITIES--3.0%
 AES Corp.,
  9.375%, 09/15/10 .............................            100         102,250
 Calpine Corp.,
  8.75%, 07/15/07 ..............................             50          49,720
 Dominion Resources, Inc., Series B,
  7.625%, 07/15/05 .............................            545         568,457
 Southern California Edison Co.,
  7.20%, 11/03/03 ..............................            515         438,533
 Texas Utilities Co., Series B,
  6.375%, 10/01/04 .............................            821         814,292
                                                                    -----------
                                                                      1,973,252
                                                                    -----------
WASTE MANAGEMENT--0.2%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 .............................            120         113,100
                                                                    -----------
TOTAL CORPORATE BONDS
 (Identified cost $21,662,433) .................                     21,162,579
                                                                    -----------
                                                          SHARES
                                                       -----------
WARRANTS--0.0%
PRINTING--0.0%
 Merrill Corp., Class B, 05/01/09
  (Identified cost $627) (a), (d) ..............             52               1
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
MORTGAGE PASS-THROUGH
  SECURITIES--20.6%
 Federal Home Loan Mortgage Corp.:
  Pool#G10933, 6.00%, 08/01/14 .................    $     1,400       1,384,251
  Pool#E00808, 6.50%, 02/01/15 .................            578         577,618
  Pool#E80032, 6.50%, 02/01/15 .................            695         695,602
  Pool#W10002, 6.775%, 11/01/03 ................            727         739,716
  Pool#E80516, 7.50%, 05/01/15 .................          1,090       1,113,815
  Pool#E80580, 7.50%, 05/01/15 .................            457         467,087
  Pool#C33113, 7.50%, 12/01/29 .................            843         856,611
  Pool#C41239, 8.00%, 08/01/30 .................          1,671       1,713,439
  Pool#C41633, 8.00%, 08/01/30 .................          1,883       1,930,969
  Pool#410425, 8.308%, 09/01/26 (e) ............             38          38,942
  6.50%, TBA 01/01 .............................            977         967,836
  7.50%, TBA 01/01 .............................          1,038       1,052,594
  8.00%, TBA 01/01 .............................            142         145,327
 Federal National Mortgage Association:
  Pool#342042, 8.187%, 06/01/25 (e) ............             61          62,382
  Pool#303824, 8.326%, 07/01/25 (e) ............             84          86,280
 Government National Mortgage
  Association:
  Pool#80120, 7.125%, 10/20/27 .................            410         413,952
  Pool#80208, 7.375%, 06/20/28 .................            679         683,390
  Pool#80093, 7.75%, 07/20/27 ..................             89          90,683
  Pool#479581, 8.00%, 09/15/30 .................             43          43,741
  Pool#529756, 8.00%, 09/15/30 .................            544         558,728
                                                                    -----------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
 (Identified cost $13,105,167) .................                     13,622,963
                                                                    -----------
U.S. GOVERNMENT SECURITIES--10.6%
 Federal Home Loan Mortgage Corp.:
  5.00%, 01/15/04 ..............................            950         932,777
  6.25%, 10/15/02 ..............................            359         362,927
  6.375%, 11/15/03 .............................          1,500       1,528,125
 Federal National Mortgage Association:
  6.50%, 08/15/04 ..............................            344         353,030
  6.625%, 10/15/07 .............................            290         302,641
  6.625%, 09/15/09 .............................          1,350       1,406,741
  7.125%, 02/15/05 .............................          2,055       2,158,716
 Resolution Funding Corp. STRIP,
  0.00%, 01/15/21 ..............................             29           8,837
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $6,900,693) ..................                      7,053,794
                                                                    -----------
U.S. TREASURY SECURITIES--14.4%
 United States Treasury Notes:
  3.625%, 07/15/02 .............................          2,004       2,006,353
  6.00%, 08/15/09 ..............................          5,435       5,734,794
  6.125%, 11/15/27 .............................            800         860,128
 United States Treasury STRIPS:
  0.00%, 11/15/09 ..............................             39          24,241
  0.00%, 02/15/11 ..............................          1,555         914,527
                                                                    -----------
TOTAL U.S. TREASURY SECURITIES
 (Identified cost $9,297,510) ..................                      9,540,043
                                                                    -----------
COMMERCIAL PAPER--2.9%
 General Motors Acceptance Corp.,
  6.59%, 01/16/01
  (Identified cost $1,907,747) .................          1,913       1,907,747
                                                                    -----------
TOTAL INVESTMENTS
 (Identified cost $63,157,323) (b) .............           95.8%    $63,540,504
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ................................            4.2       2,763,908
                                                    -----------     -----------
NET ASSETS .....................................          100.0%    $66,304,412
                                                    ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
36

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD HIGH YIELD PORTFOLIO
CORPORATE BONDS--91.0%
AEROSPACE & DEFENSE--1.5%
 Sabreliner Corp.,
  11.00%, 06/15/08 (d) .........................    $     1,465     $ 1,181,156
                                                                    -----------
AUTOMOTIVE & EQUIPMENT RENTAL--2.0%
 Neff Corp.,
  10.25%, 06/01/08 .............................          1,505         662,200
 Renters Choice, Inc.,
  11.00%, 08/15/08 .............................            940         912,975
                                                                    -----------
                                                                      1,575,175
                                                                    -----------
BROADCASTING--1.5% Echostar DBS Corp.,
  9.375%, 02/01/09 .............................            850         824,500
 Golden Sky DBS, Inc., Series B,
  0.00%, 03/01/07 (g) ..........................            645         367,650
                                                                    -----------
                                                                      1,192,150
                                                                    -----------
BUILDING & CONSTRUCTION--2.3%
 Building One Services Corp.,
  10.50%, 05/01/09 .............................          1,700       1,020,000
 Penhall International Corp.,
  12.00%, 08/01/06 .............................            890         809,900
                                                                    -----------
                                                                      1,829,900
                                                                    -----------
CABLE TELEVISION--6.8%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 .............................            780         686,400
 Cable Satisfaction International, Inc.,
  12.75%, 03/01/10 .............................            500         265,000
 Charter Communications
  Holdings LLC,
  8.625%, 04/01/09 .............................            485         436,500
 Diamond Cable
  Communications Co.,
  13.25%, 09/30/04 (g) .........................            940         883,600
 Echostar Broadband Corp.,
  10.375%, 10/01/07 (d) ........................            245         240,712
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .............................            985         925,900
 Ono Finance PLC,
  13.00%, 05/01/09 .............................          1,060         773,800
 Telewest PLC,
  9.875%, 02/01/10 .............................          1,400       1,148,000
                                                                    -----------
                                                                      5,359,912
                                                                    -----------
CHEMICALS--4.1%
 Agriculture Minerals & Chemicals,
  10.75%, 09/30/03 .............................          1,330         798,000
 ARCO Chemical Co.,
  9.80%, 02/01/20 ..............................            735         694,802
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 ............................            430         361,200
 Lyondell Chemical Co.,
  10.875%, 05/01/09 ............................            455         427,700
 Sterling Chemicals Holdings, Inc.,
  0.00%, 08/15/08 (g) ..........................            680         102,000
 Sterling Chemicals, Inc.:
  Series A, 11.25%, 04/01/07 ...................            675         317,250
   Series B, 12.375%, 07/15/06 .................            605         553,575
                                                                    -----------
                                                                      3,254,527
                                                                    -----------
COMMERCIAL SERVICES--2.7%
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .............................          1,700       1,326,000
 SITEL Corp.,
  9.25%, 03/15/06 ..............................            960         801,600
                                                                    -----------
                                                                      2,127,600
                                                                    -----------
CONTAINERS--1.9%
 Amtrol, Inc.,
  10.625%, 12/31/06 ............................            144         114,480
 BWAY Corp., Series B,
  10.25%, 04/15/07 .............................            870         793,875
 U. S. Can Corp.,
  12.375%, 10/01/10 (d) ........................            635         628,650
                                                                    -----------
                                                                      1,537,005
                                                                    -----------
ELECTRONICS--1.2%
 Motors & Gears, Inc., Series D,
  10.75%, 11/15/06 .............................          1,090         970,100
                                                                    -----------
ENERGY--1.8%
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (d) .........................          1,295       1,405,075
                                                                    -----------
EQUIPMENT RENTAL--1.4%
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 ..............................            800         600,000
  9.25%, 01/15/09 ..............................            700         532,000
                                                                    -----------
                                                                      1,132,000
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
FIBER OPTICS--2.7%
 360 Networks, Inc.,
  13.00%, 05/01/08 .............................    $       520     $   416,000
 Metromedia Fiber Network, Inc.:
  10.00%, 12/15/09 .............................            285         236,550
  Series B, 10.00%, 11/15/08 ...................            805         670,163
 Williams Communications Group, Inc.:
  10.875%, 10/01/09 ............................            175         130,375
  11.70%, 08/01/08 .............................            850         654,500
                                                                    -----------
                                                                      2,107,588
                                                                    -----------
FINANCIAL SERVICES--1.6%
 Lodgian Financing Corp.,
  12.25%, 07/15/09 .............................          1,440       1,296,000
                                                                    -----------
FOOD & BEVERAGES--1.0%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ............................          1,240         809,100
                                                                    -----------
HEALTHCARE--4.7%
 Dynacare, Inc.,
   10.75%, 01/15/06 ............................            995         935,300
 Fresenius Medical Capital Trust II,
  7.875%, 02/01/08 .............................            210         194,250
 Hanger Orthopedic Group, Inc.,
  11.25%, 06/15/09 .............................          1,460         467,200
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (d) .........................          1,315       1,374,175
 Tenet Healthcare Corp., Series B,
  9.25%, 09/01/10 ..............................            655         711,494
                                                                    -----------
                                                                      3,682,419
                                                                    -----------
INDUSTRIAL & MACHINERY--3.6%
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 .............................          1,600         912,000
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 .............................            720         698,400
 URS Corp., Series B,
  12.25%, 05/01/09 .............................          1,270       1,274,763
                                                                    -----------
                                                                      2,885,163
                                                                    -----------
INTERNET SERVICES--1.9%
 Exodus Communications, Inc.,
   11.625%, 07/15/10 (d) .......................          1,235       1,108,413
 Globix Corp.,
  12.50%, 02/01/10 .............................            635         234,950
 PSINet, Inc.,
  10.50%, 12/01/06 .............................            670         174,200
                                                                    -----------
                                                                      1,517,563
                                                                    -----------
LODGING & ENTERTAINMENT--6.0%
 Anchor Gaming, Inc.,
  9.875%, 10/15/08 ...................                      780        801,450
 Courtyard by Marriott II, Ltd.,
  Series B,
  10.75%, 02/01/08 ...................                      700        707,000
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ...................                    1,400      1,267,000
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 ...................                      755        745,562
 MGM Grand, Inc.,
  9.75%, 06/01/07 ....................                      410        429,475
 Station Casinos, Inc.,
  9.875%, 07/01/10 (d) ...............                      780        800,475
                                                                     ---------
                                                                     4,750,962
                                                                     ---------
MANUFACTURING--5.8%
 Foamex LP:
  9.875%, 06/15/07 ...................                    1,350        742,500
  13.50%, 08/15/05 ...................                      415        249,000
 High Voltage Engineering Corp.,
  10.50%, 08/15/04 ...................                    1,020        663,000
 Holley Performance Products, Inc.,
  Series B,
  12.25%, 09/15/07 ...................                    1,010        535,300
 Resolution Performance Products,
  13.50%, 11/15/10 (d) ...............                      820        842,550
 Tekni-Plex, Inc., Series B,
  12.75%, 06/15/10 ...................                      750        600,000
 Transdigm, Inc.,
  10.375%, 12/01/08 ..................                    1,050        945,000
                                                                     ---------
                                                                     4,577,350
                                                                     ---------
OIL & GAS--5.3%
 Chesapeake Energy Corp., Series B,
  9.625%, 05/01/05 ...................                      815        839,450
 CMS Energy Corp.,
  9.875%, 10/15/07 ...................                      560        583,800
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ...................                    1,055      1,094,562
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ....................                    1,270      1,196,975
 Plains Resources, Inc.,
  10.25%, 03/15/06 (d) ...............                      480        478,800
                                                                     ---------
                                                                     4,193,587
                                                                     ---------
OIL EQUIPMENT--0.8%
 Grant Prideco, Inc.,
   9.625%, 12/01/07 (d) ..............                      500        516,250

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
38

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
 RBF Finance Co.,
   11.00%, 03/15/06 ............................    $       115     $   133,113
                                                                    -----------
                                                                        649,363
                                                                    -----------
PRINTING--1.6%
 Merrill Corp., Series B,
  12.00%, 05/01/09 .............................            963         433,350
 Phoenix Color Corp.,
  10.375%, 02/01/09 ............................          1,120         795,200
                                                                    -----------
                                                                      1,228,550
                                                                    -----------
PUBLISHING--1.2% WRC Media Corp.,
  12.75%, 11/15/09 .............................          1,175         941,469
                                                                    -----------
RESTAURANTS--0.1%
 Advantica Restaurant Group, Inc.,
  11.25%, 01/15/08 .............................            210          97,125
                                                                    -----------
RETAIL--2.0% Buhrmann US, Inc.,
  12.25%, 11/01/09 .............................            545         547,725
 Petro Stopping Centers,
  10.50%, 02/01/07 .............................          1,215       1,002,375
                                                                    -----------
                                                                      1,550,100
                                                                    -----------
TELECOMMUNICATIONS--16.0%
 Colo.com,
  13.875%, 03/15/10 (d) ........................            670         422,100
 Colt Telecom Group PLC,
  0.00%, 12/15/06 (g) ..........................          1,335       1,201,500
 Crown Castle International Corp.,
  10.75%, 08/01/11 .............................            785         804,625
 Global Crossing Holdings, Ltd.,
  9.50%, 11/15/09 ..............................          1,140       1,077,300
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (g) ..........................          1,160         382,800
 Horizon PCS, Inc.,
  0.00%, 10/01/10 (d), (g) .....................          1,730         709,300
 Hyperion Telecommunications, Inc.,
  12.00%, 11/01/07 .............................          1,525         579,500
 IMPSAT Fiber Networks, Inc.,
  13.75%, 02/15/05 .............................            610         396,500
 International Cable Telecom, Inc.,
  Series B,
  0.00%, 02/01/06 (g) ..........................            185         158,637
 IPCS, Inc.,
  0.00%, 07/15/10 (d), (g) .....................          2,150         860,000
 ITC DeltaCom, Inc.:
  9.75%, 11/15/08 ..............................            130          98,800
  11.00%, 06/01/07 .............................            625         500,000
 Level 3 Communications, Inc.:
  11.00%, 03/15/08 .............................            460         404,800
  11.25%, 03/15/10 .............................          1,095         952,650
 Nextel Communications, Inc.,
  12.00%, 11/01/08 .............................            500         525,000
 Nextel International, Inc.,
  12.75%, 08/01/10 (d) .........................          1,165         955,300
 Orius Capital Corp., Series B,
  12.75%, 02/01/10 .............................          1,310       1,087,300
 Pegasus Communications Corp.,
  Series B,
  9.75%, 12/01/06 ..............................            275         255,750
 Spectrasite Holdings, Inc., Series B,
  0.00%, 03/15/10 (g) ..........................          1,260         642,600
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (g) ..........................          1,759         703,600
                                                                    -----------
                                                                     12,718,062
                                                                    -----------
TELEPHONE--0.8%
 Versatel Telecom BV,
  11.875%, 07/15/09 ............................            280         168,000
 XO Communications, Inc.,
  10.75%, 11/15/08 .............................            565         460,475
                                                                    -----------
                                                                        628,475
                                                                    -----------
TRANSPORTATION--3.8%
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (d) ........................          1,690       1,385,800
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 (d) ........................          1,360       1,128,800
 RailWorks Corp.,
  11.50%, 04/15/09 .............................          1,480         532,800
                                                                    -----------
                                                                      3,047,400
                                                                    -----------
UTILITIES--2.4%
 AES Corp.,
  9.375%, 09/15/10 .............................          1,350       1,380,375
 Calpine Corp.,
  8.75%, 07/15/07 ..............................            525         522,060
                                                                    -----------
                                                                      1,902,435
                                                                    -----------
WASTE MANAGEMENT--2.5%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 .............................          2,130       2,007,525
                                                                    -----------
TOTAL CORPORATE BONDS
 (Identified cost $84,260,752) .................                     72,154,836
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONCLUDED)
PREFERRED STOCKS--3.8%
BROADCASTING--1.7%
 Granite Broadcasting Corp. (a) ................            944     $   122,720
 Paxson Communications Corp. (a) ...............            132       1,201,200
                                                                    -----------
                                                                      1,323,920
                                                                    -----------
HEALTHCARE--0.0%
 Harborside Healthcare Corp. (a) ...............            400           8,400
                                                                    -----------
MANUFACTURING--0.2%
 High Voltage Engineering Corp. ................
  Series A (a) .................................            335         173,362
                                                                    -----------
TELECOMMUNICATIONS--1.5%
 Nextel Communications, Inc. ...................
  Series E (a) .................................          1,279       1,202,260
                                                                    -----------
TELEPHONE--0.4%
 XO Communications, Inc. (a) ...................         10,131         293,799
                                                                    -----------
TOTAL PREFERRED STOCKS
 (Identified cost $4,680,739) ..................                      3,001,741
                                                                    -----------
WARRANTS--0.2%
CABLE TELEVISION--0.1%
 Cable Satisfaction International, Inc.,
  03/01/05 (a) .................................            500           5,000
 Ono Finance PLC, 05/31/09 (a), (d) ............            500          30,000
                                                                    -----------
                                                                         35,000
                                                                    -----------
INTERNET SERVICES--0.0%
 FirstWorld Communications, Inc.,
  04/15/08 (a), (d) ............................            365           5,110
                                                                    -----------
PRINTING--0.0%
 Merrill Corp., Class B,
  05/01/09 (a), (d) ............................            963              10
                                                                    -----------
TELECOMMUNICATIONS--0.1%
 GT Group Telecom, Inc., Class B,
  02/01/10 (a), (d) ............................          1,160          50,460
 Motient Corp., 04/01/08 (a), (d) ..............          1,345          13,450
 Ubiquitel Operating Co.,
  04/15/10 (a), (d) ............................          1,259          25,180
                                                                    -----------
                                                                         89,090
                                                                    -----------
TEXTILES--0.0%
 Globe Holdings, Inc., 08/01/09 (a) ............            300               3
                                                                    -----------
TRANSPORTATION--0.0%
 Railamerica Transportation Corp.,
  08/15/10 (a), (d) ............................          1,360          13,600
                                                                    -----------
TOTAL WARRANTS
 (Identified cost $264,960) ....................                        142,813
                                                                    -----------
TOTAL INVESTMENTS
 (Identified cost $89,206,451) (b) .............           95.0%    $75,299,390
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ................................            5.0       4,004,453
                                                    -----------     -----------
NET ASSETS .....................................          100.0%    $79,303,843
                                                    ===========     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
40

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
CURRENCY DENOMINATED BONDS--89.7%
ARGENTINA--0.2%
 Citibank ARS Linked Time Deposit,
  13.00%, 01/22/01 (i) ..................... USD            169     $   169,760
                                                                    -----------
AUSTRALIA--0.5%
 Australian Government,
  8.75%, 08/15/08 ..............................            600         401,794
                                                                    -----------
AUSTRIA--1.1%
 Republic of Austria:
  4.50%, 09/28/05 .......................... JPY         80,000         816,935
  6.25%, 10/16/03 .......................... JPY         15,000         151,653
                                                                    -----------
 TOTAL AUSTRIA .................................                        968,588
                                                                    -----------
BRAZIL--0.6%
 Deutsche Bank LTN Linked Notes:
  19.30%, 03/01/01 (i) ..................... USD            235         246,727
  17.18%, 08/01/01 (i) ..................... USD             75          74,040
  17.40%, 08/01/01 (i) ..................... USD             70          69,370
 Salomon, Inc. Linked Brazil Inflation
  Indexed Note,
  6.00%, 12/02/02 (d), (i) ................. USD             95          93,011
                                                                    -----------
 TOTAL BRAZIL ..................................                        483,148
                                                                    -----------
CANADA--2.7%
 Argos Funding Trust,
  5.9625%, 02/27/06 (d), (f) ...................            250         161,801
 Cable Satisfaction International, Inc.,
  12.75%, 03/01/10 (f) ..................... USD            170          90,100
 Molson Breweries Co., Ltd.,
  Series A,
  6.00%, 06/02/08 (f) ..........................            800         522,514
 North American Capital Corp.,
  8.25%, 11/17/03 (f) ...................... GBP            576         894,022
 Province of Quebec,
  5.125%, 01/04/09 ......................... EUR            400         364,144
Quebec Housing Corp., Series N,
  8.95%, 05/13/13 (f) ..........................            397         327,100
                                                                    -----------
 TOTAL CANADA ..................................                      2,359,681
                                                                    -----------
CAYMAN ISLANDS--0.5%
 Toyo Trust Bank Finance Cayman, Ltd.,
  7.4975%, 03/18/07 (e) ................... USD             486         471,420
                                                                    -----------
COSTA RICA--0.2%
 Citibank CRC Linked Time Deposit:
  13.75%, 01/22/01 (i) .................... USD             133         134,024
  14.50%, 01/18/01 (i) .................... USD              14          14,326
                                                                    -----------
 TOTAL COSTA RICA ..............................                        148,350
                                                                    -----------
DENMARK--3.8%
 Nykredit AS,
  6.00%, 10/01/29 (f) ..........................         11,342       1,368,708
 Unikredit Realkredit,
  7.00%, 07/01/29 (f) ..........................         15,360       1,924,170
                                                                    -----------
 TOTAL DENMARK .................................                      3,292,878
                                                                    -----------
FRANCE--6.4%
 Government of France:
  6.50%, 10/25/06 .......................... EUR          2,800       2,868,456
  STRIP, 0.00%, 04/25/23 ................... EUR          6,760       1,845,227
 Lafarge SA,
  6.375%, 07/26/07 ......................... EUR            850         808,526
                                                                    -----------
 TOTAL FRANCE ..................................                      5,522,209
                                                                    -----------
GERMANY--10.6%
 Brokat Infosystems AG,
  11.50%, 03/31/10 ......................... EUR             40          24,677
 Bundesrepublik Deutschland STRIP,
  0.00%, 01/04/24 .......................... EUR          4,965       1,314,465
 Callahan Nordrhein Westfalen,
  14.00%, 07/15/10 (d) ..................... EUR             95          83,407
 Core, Series 1998-1A, Class B3,
  7.8531%, 01/16/06 (d), (e), (j) .......... EUR            400         189,410
 DePfa Pfandbriefbank AG,
  5.50%, 01/15/10 (d) ...................... EUR            270         255,558
 DSL Bank AG,
  7.25%, 08/07/07 (f) ...................... GBP            630         998,848
 Ekabel Hessen GMBH,
  14.50%, 09/01/10 (d) ..................... EUR            175         147,892
 Frank Hypobank Center,
  6.375%, 02/04/08 ......................... GBP            365         557,219
 Grohe Holding GMBH,
  11.50%, 11/15/10 (d) ..................... EUR            115         111,225
 Land Hessen,
  6.00%, 11/29/13 (e), (f), (g) ............ EUR            511         519,758
 Landesbank Hessen-Thueringen
  Girozentrale,
  9.00%, 09/06/04 .......................... GBP            230         375,317
 Landesbank Schleswig-Holstein,
  8.00%, 12/28/06 .......................... GBP            250         403,451
 Landwirtschaftliche Rentenbank,
  6.375%, 03/09/05 ......................... GBP            270         410,998
 Republic of Deutschland:
  Series 1997, 6.00%, 07/04/07 ............. EUR          2,000       2,006,267
   Series 1995, 6.50%, 10/14/05 ............ EUR            920         932,385
 WestLB Finance Curacao NV:
  8.125%, 01/24/07 ......................... GBP            310         503,991
  8.50%, 06/02/03 .......................... GBP            250         392,946
                                                                    -----------
 TOTAL GERMANY .................................                      9,227,814
                                                                    -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
GREECE--2.0%
 Republic of Hellenic:
  5.75%, 03/31/08 .......................... EUR          1,720     $ 1,651,419
  8.90%, 04/01/03 ..............................         21,500          64,221
                                                                    -----------
 TOTAL GREECE ..................................                      1,715,640
                                                                    -----------
HUNGARY--0.5%
 Government of Hungary:
  9.50%, 01/12/02 ..............................         55,300         194,024
  13.50%, 11/24/01 .............................         77,300         279,772
                                                                    -----------
 TOTAL HUNGARY .................................                        473,796
                                                                    -----------
IRELAND--0.6%
 Atlas Reinsurance PLC, Series A,
  9.5044%, 04/04/03 (d), (e) ............... USD            500         498,750
                                                                    -----------
ITALY--4.9%
 Films PLC,
  5.8869%, 03/31/05 (e) ........................      1,360,000         428,702
 Republic of Italy,
  1.80%, 02/23/10 .......................... JPY        432,000       3,844,997
                                                                    -----------
 TOTAL ITALY ...................................                      4,273,699
                                                                    -----------
JAPAN--3.8%
 Export-Import Bank of Japan,
  4.375%, 10/01/03 (f) .........................        234,000       2,257,101
 Spires, Ltd.,
  2.48%, 01/23/02 ..............................        117,989       1,040,351
                                                                    -----------
 TOTAL JAPAN ...................................                      3,297,452
                                                                    -----------
LUXEMBOURG--0.0%
 PTC International Finance II SA,
  11.25%, 12/01/09 ......................... EUR             15          12,064
                                                                    -----------
MEXICO--0.2%
 Citibank MXN Linked Time Deposit,
  22.75%, 12/03/01 (i) ..................... USD             85         104,941
 United Mexican States:
  9.875%, 01/15/07 ......................... USD             95         100,462
  Rights 01/01/03 .......................... USD              1               0
                                                                    -----------
 TOTAL MEXICO .............................                             205,403
                                                                    -----------
NAMIBIA--0.1%
 Government of Namibia:
  12.00%, 04/15/02 ......................... SAR            210          27,583
  12.00%, 04/15/05 ......................... SAR            210          26,153
                                                                    -----------
 TOTAL NAMIBIA ............................                              53,736
                                                                    -----------
NETHERLANDS--1.5%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ......................... EUR            245         184,044
 Flowserve Finance BV,
  12.25%, 08/15/10 ......................... EUR             75          71,129
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 (d) ...................... EUR             40          38,950
 Kappa Beheer BV:
  0.00%, 07/15/09 (g) ...................... EUR             15           9,437
  10.625%, 07/15/09 ........................ EUR            205         194,901
 KPNQwest BV,
  7.125%, 06/01/09 ......................... EUR             80          65,880
 Tele1 Europe BV,
  13.00%, 05/15/09 ......................... EUR            195         166,625
 United Pan-Europe Communications NV, Series B:
  0.00%, 11/01/09 (g) ...................... EUR             90          27,339
  11.25%, 02/01/10 ......................... EUR            205         125,122
 Versatel Telecom BV,
  11.875%, 07/15/09 ........................ EUR             85          51,880
 Wolters Kluwer NV,
  5.50%, 09/22/06 .......................... EUR            420         394,167
                                                                    -----------
 TOTAL NETHERLANDS ........................                           1,329,474
                                                                    -----------
PANAMA--0.1%
 Republic of Panama,
  7.75%, 07/17/16 (e) ...................... USD             83          63,323
                                                                    -----------
PHILIPPINES--0.1%
 Republic of Philippines,
  9.875%, 01/15/19 ......................... USD             55          43,725
                                                                    -----------
SOUTH AFRICA--0.2% Lesotho Water:
  12.00%, 12/01/05 .............................            740          96,293
  12.50%, 04/15/02 .............................            870         116,123
 South African Roads,
  11.50%, 09/30/05 .............................            270          34,479
                                                                    -----------
 TOTAL SOUTH AFRICA ............................                        246,895
                                                                    -----------
SOUTH KOREA--0.0%
 Salomon, Inc. MSB Linked Korea
  Currency Indexed Note,
  6.95%, 01/10/01 (d), (i) ................. USD             21          19,263
                                                                    -----------
SPAIN--3.4%
 Generalitat de Catalunya,
  9.30%, 11/24/03 .......................... EUR            402         422,354
 Spanish Government,
  6.00%, 01/31/08 .......................... EUR          2,580       2,553,077
                                                                    -----------
 TOTAL SPAIN ...................................                      2,975,431
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
42

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
SUPRANATIONAL--16.2%
 European Investment Bank,
  3.00%, 09/20/06 (f) ...................... JPY        510,000     $ 4,900,586
 Inter-American Development Bank,
  1.90%, 07/08/09 (f) ...................... JPY        295,000       2,681,695
 International Bank for
  Reconstruction and Development:
  2.00%, 02/18/08 (f) ...................... JPY        174,000       1,599,667
  4.75%, 12/20/04 .......................... JPY        486,000       4,906,751
                                                                    -----------
 TOTAL SUPRANATIONAL ...........................                     14,088,699
                                                                    -----------
SWEDEN--3.1%
 AB Spintab,
  7.50%, 06/15/04 ..............................          8,600         983,389
 Alfa Laval Special Finance AB,
  12.125%, 11/15/10 (d) .................... EUR            165         165,780
 Government of Sweden,
  5.00%, 01/15/04 ..............................          5,600         604,137
 Stadshypotek AB,
  3.50%, 09/15/04 ..............................          9,000         907,056
                                                                    -----------
 TOTAL SWEDEN ..................................                      2,660,362
                                                                    -----------
TURKEY--0.2% Cellco Finance NV:
  12.75%, 08/01/05 ......................... USD            100          94,000
  15.00%, 08/01/05 ......................... USD             50          48,500
                                                                    -----------
 TOTAL TURKEY ..................................                        142,500
                                                                    -----------
UNITED KINGDOM--9.0%
 Aes Drax Energy Ltd.,
  11.25%, 08/30/10 (d) .........................             30          47,102
 Avecia Group PLC,
  11.00%, 07/01/09 ......................... USD            240         237,000
 BAE Systems PLC,
  7.45%, 11/29/03 (f) ..........................            240         359,834
 Birmingham Midshires Building Society,
  9.125%, 01/05/06 (f) .........................            300         497,307
 Coca-Cola Enterprises PLC,
  6.75%, 03/12/08 ..............................            158         239,246
 Colt Telecom Group PLC,
  7.625%, 07/31/08 (f) ..................... DEM            455         198,241
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 .............................             65          95,251
 Diamond Holdings PLC,
  10.00%, 02/01/08 (f) .........................             85         101,680
 Energis PLC,
  9.50%, 06/15/09 ..............................             95         130,689
 Gala Group Holdings PLC,
  12.00%, 06/01/10 (d) .........................             85         130,151
 Imperial Tobacco Finance PLC,
  6.375%, 09/27/06 ......................... EUR            410         387,492
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (g) ..........................             65          54,186
  9.625%, 03/15/08 .............................             70          84,783
 Jazztel PLC,
  14.00%, 07/15/10 ......................... EUR            355         223,341
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ............................            275         390,647
 Ono Finance PLC:
  14.00%, 07/15/10 ......................... EUR             85          65,448
  14.00%, 07/15/10 (d) ..................... EUR            215         157,572
 Regional Independent Media:
  0.00%, 07/01/08 (g) ..........................            120         139,960
  10.50%, 07/01/08 ......................... USD            170         170,033
 Telewest PLC,
  0.00%, 04/15/09 (g) ..........................            200         139,063
 TM Group Holdings PLC,
  11.00%, 05/15/08 ......................... USD            130         111,800
 United Kingdom Treasury,
  7.50%, 12/07/06 ..............................          2,100       3,511,922
 West Coast Train Finance,
  6.00%, 03/31/15 ..............................            230         325,812
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                      7,798,560
                                                                    -----------
UNITED STATES--17.2%
 Airtouch Communications,
   5.50%, 07/24/08 (f) ..................... DEM          1,200         553,885
  Citibank Credit Card Master Trust:
   Series A, 5.125%, 01/16/09 (f) .......... FRF          6,600         921,699
   Series 1997-5, 5.75%,
   07/16/07 (f) ............................ DEM          2,250       1,094,977
  Citicorp,
   6.25%, 09/19/09 (f) ..................... DEM          1,020         495,062
  Corning, Inc.,
   5.625%, 02/18/05 (d) .................... EUR            140         131,328
  Countrywide Home Loan, Inc.,
   5.25%, 12/15/05 (f) ..................... DEM            800         368,354
  Exodus Communications, Inc.,
   11.375%, 07/15/08 ....................... EUR            215         182,706
  Fannie Mae,
   2.125%, 10/09/07 ........................ JPY        430,000       3,981,412
  Ford Motor Credit Co.,
   5.25%, 06/16/08 ......................... DEM            572         258,403
  General Motors Acceptance Corp.
   Swift Trust, Series 1999-1,
   5.00%, 01/18/05 (d) ..................... EUR            370         341,819
  HCA-The Healthcare Co.,
   8.75%, 11/01/10 ......................... GBP            195         304,705

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 Household Finance Corp.,
  6.25%, 04/30/07 .......................... FRF          2,200     $   324,365
 International Business Machines Corp.,
  0.90%, 04/14/03 .......................... JPY         72,000         629,811
 Level 3 Communications, Inc.,
  11.25%, 03/15/10 ......................... EUR            145         115,732
 MBNA American Europe:
  5.125%, 04/19/08 (f) ..................... DEM          1,880         876,689
  6.00%, 05/21/07 (f) ...................... NLG          3,800       1,667,294
 Merrill Lynch & Co., Inc.:
  5.375%, 01/04/09 (f) ..................... DEM            830         383,542
  7.375%, 12/17/07 ......................... GBP            231         365,535
 NTL Communications Corp., Series B:
  0.00%, 11/15/09 (g) ...................... EUR             50          24,001
  9.25%, 11/15/06 .......................... EUR            255         210,711
 Resolution Funding Corp. STRIP,
  0.00%, 01/15/21 ..............................            824         251,089
 United States Treasury Notes:
  6.00%, 08/15/09 ..............................            100         105,516
  6.50%, 03/31/02 ..............................            900         911,250
  7.50%, 02/15/05 ..............................            341         370,783
                                                                    -----------
 TOTAL UNITED STATES ...........................                     14,870,668
                                                                    -----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $78,359,095) .................                     77,815,082
                                                                    -----------

                                                         SHARES
                                                        -------
PREFERRED STOCKS--0.0%
UNITED KINGDOM--0.0%
 Avecia Group PLC
 (Identified cost $9,422) (a) ..................            378          10,206
                                                                    -----------
WARRANTS--0.0%
CANADA--0.0%
 Cable Satisfaction
  International, Inc., 03/01/05 (a) ............            170           1,700
                                                                    -----------
NORWAY--0.0%
 Enitel ASA, 04/05/05 (a), (d) .................             65              15
                                                                    -----------
TOTAL WARRANTS
 (Identified cost $7,308) ......................                          1,715
                                                                    -----------
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
DISCOUNT NOTES--8.0%
 Federal Home Loan Bank:
   5.38%, 12/21/01 ..............................    $      100          94,725
   5.55%, 12/10/01 ..............................           150         142,068
   5.76%, 06/20/01 .............................            100          97,280
   5.78%, 05/31/01 .............................            195         190,304
   5.80%, 06/27/01 .............................            140         136,008
   5.93%, 05/01/01 .............................            100          98,023
   5.94%, 01/12/01 .............................            100          99,818
   6.04%, 06/01/01 .............................            100          97,467
   6.05%, 06/01/01 .............................            100          97,462
   6.09%, 03/08/01 .............................            170         168,102
   6.11%, 03/13/01 .............................             21          20,747
   6.11%, 03/16/01 .............................             43          42,460
   6.17%, 01/16/01 .............................            100          99,743
   6.22%, 03/23/01 .............................             45          44,370
   6.34%, 02/07/01 .............................            100          99,348
   6.36%, 02/14/01 .............................            100          99,223
   6.38%, 01/24/01 .............................            145         144,409
   6.38%, 02/14/01 .............................            134         132,955
   6.39%, 02/02/01 .............................            100          99,432
   6.39%, 02/07/01 .............................            100          99,343
   6.41%, 01/05/01 .............................            100          99,929
   6.43%, 01/03/01 .............................            132         131,953
  Federal Home Loan Mortgage Corp.:
   6.04%, 03/15/01 .............................            495         488,937
   6.17%, 03/15/01 .............................            150         148,123
   6.40%, 01/11/01 .............................            120         119,787
   6.40%, 01/18/01 .............................            154         153,534
   6.41%, 02/01/01 .............................            100          99,449
   6.44%, 01/16/01 .............................            100          99,732
  Federal National Mortgage
   Association:
   5.45%, 12/14/01 .............................            260         246,342
   5.71%, 11/30/01 .............................            242         229,218
   5.82%, 06/07/01 .............................            225         219,289
   6.01%, 06/14/01 .............................            137         133,249
   6.04%, 06/07/01 .............................            100          97,366
   6.05%, 11/16/01 .............................            293         277,292
   6.12%, 02/20/01 .............................            200         198,300
   6.26%, 04/12/01 .............................            100          98,244
   6.31%, 02/20/01 .............................            100          99,124
   6.31%, 04/03/01 .............................            100          98,387
   6.31%, 08/10/01 .............................            100          96,126
   6.32%, 01/19/01 .............................            150         149,526
   6.33%, 02/07/01 .............................            100          99,350
   6.33%, 03/08/01 .............................             21          20,756
   6.33%, 07/27/01 .............................            117         112,742
   6.35%, 02/01/01 .............................             79          78,568
   6.36%, 02/06/01 .............................            303         301,073
   6.37%, 02/05/01 .............................            100          99,381
   6.40%, 02/15/01 .............................            100          99,200

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
44

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 6.41%, 01/08/01 ...............................          $  110     $   109,863
 6.41%, 01/25/01 ...............................             105         104,551
 6.42%, 01/04/01 ...............................             200         199,893
 6.42%, 07/11/01 ...............................             117         113,015
 6.43%, 01/08/01 ...............................             100          99,875
 6.44%, 01/10/01 ...............................             100          99,839
                                                                     -----------
TOTAL DISCOUNT NOTES
 (Identified cost $6,925,300) ..................                       6,925,300
                                                                     -----------
TOTAL INVESTMENTS
 (Identified cost $85,301,125) (b) .............            97.7%    $84,752,303
CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES ......................             2.3       1,966,739
                                                          ------     -----------
NET ASSETS .....................................           100.0%    $86,719,042
                                                          ======     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at December 31, 2000:



       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
           ARS             2/6/01          306,182        $  303,000       $  305,479       $  2,479          $   --
           ARS            2/21/01          112,706           112,000          112,257            257              --
           ARS            2/28/01           70,805            70,000           70,467            467              --
           ARS            3/28/01          113,905           110,000          112,967          2,967              --
           ARS            5/16/01           74,830            70,000           73,775          3,775              --
           ARS           10/19/01           63,040            59,867           60,744            877              --
           AUD            1/25/01          366,541           198,783          203,978          5,195              --
           BRL            5/31/01          125,000            61,637           61,924            287              --
           BRL            5/31/01          394,000           195,194          195,185             --               9
           BRL            12/5/01          238,539           111,000          113,829          2,829              --
           CAD            1/26/01        1,539,821         1,025,624        1,026,930          1,306              --
           CAD            1/26/01        1,600,373         1,065,233        1,067,314          2,081              --
           CAD            1/26/01          393,677           261,000          262,549          1,549              --
           CAD            1/26/01          121,592            80,000           81,092          1,092              --
           CHF            1/26/01          910,295           533,490          562,938         29,448              --
           CHF            1/26/01          150,058            88,000           92,798          4,798              --
           CLP             1/4/01       76,560,000           132,000          133,392          1,392              --
           CLP            5/14/01       43,937,400            78,000           75,800             --           2,200
           CLP            8/14/01       45,440,000            80,000           77,654             --           2,346
           CLP            9/28/01       78,071,000           133,000          132,740             --             260
           CLP           12/13/01       82,220,400           138,000          138,604            604              --
           CNY            1/11/01          996,240           120,000          120,200            200              --
           CNY            1/29/01          881,008           106,000          106,119            119              --
           CNY             2/8/01          156,069            19,000           19,030             30              --
           CNY            2/20/01          614,740            74,000           73,966             --              34
           CNY             3/5/01          149,553            18,000           17,982             --              18
           CNY            3/12/01        1,006,163           121,000          120,932             --              68
           CNY            3/20/01        1,407,669           169,000          169,112            112              --
           COP            1/24/01      158,040,000            72,000           70,003             --           1,997
           CZK             2/5/01        3,451,812            87,000           91,862          4,862              --
           CZK             2/7/01        3,543,000            89,960           94,292          4,332              --
           CZK             2/7/01        2,915,000            77,389           77,579            190              --
           CZK            2/14/01          616,000            15,884           16,396            512              --
           CZK            2/20/01          595,000            15,397           15,839            442              --
           CZK            2/22/01        2,840,000            79,032           75,604             --           3,428
           CZK             6/7/01        1,745,000            46,323           46,541            218              --
           CZK            6/12/01        3,190,000            85,979           85,084             --             895
           CZK            6/17/01        4,395,000           116,919          117,221            302              --
           DKK            1/26/01          788,565            93,000           99,374          6,374              --
           DKK            1/26/01        5,470,860           639,934          689,435         49,501              --
           DKK            1/26/01        1,014,127           118,000          127,800          9,800              --
           DKK            1/26/01       21,672,417         2,442,788        2,731,145        288,357              --
           EUR            1/26/01           31,772            27,635           29,871          2,236              --
           EUR            1/26/01           55,353            49,297           52,042          2,745              --
           EUR            1/26/01           40,873            36,293           38,428          2,135              --
           EUR            1/26/01           64,377            56,825           60,526          3,701              --
           EUR            1/26/01            2,215             1,952            2,082            130              --
           EUR            1/26/01           41,188            36,225           38,724          2,499              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
46

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

       Forward                                          U.S. $ Cost         U.S. $
  Foreign Currency      Expiration       Foreign      on Origination       Current        Unrealized       Unrealized
 Purchase Contracts        Date         Currency           Date             Value        Appreciation     Depreciation
--------------------   ------------   ------------   ----------------   -------------   --------------   -------------
          EUR             1/26/01      10,201,917       $8,954,325       $9,591,677        $637,352        $      --
          EUR             1/26/01       4,126,124        3,622,448        3,879,315         256,867               --
          EUR             1/26/01         618,307          542,101          581,322          39,221               --
          EUR             1/26/01         393,347          343,376          369,819          26,443               --
          EUR             1/26/01          34,446           30,204           32,386           2,182               --
          EUR             1/26/01           8,940            7,839            8,405             566               --
          EUR             1/26/01          78,909           68,992           74,189           5,197               --
          EUR             1/26/01       3,239,305        2,810,000        3,045,542         235,542               --
          EUR             1/26/01          18,021           15,668           16,943           1,275               --
          EUR             1/26/01          28,749           24,981           27,030           2,049               --
          EUR             1/26/01         226,471          193,388          212,925          19,537               --
          EUR             1/26/01          35,372           30,750           33,257           2,507               --
          EUR             1/26/01         217,299          185,767          204,301          18,534               --
          EUR             1/26/01         176,869          147,000          166,289          19,289               --
          EUR             1/26/01          63,759           52,981           59,946           6,965               --
          EUR             1/26/01          12,888           10,749           12,117           1,368               --
          EUR             1/26/01         116,377           98,131          109,416          11,285               --
          EUR             1/26/01          47,524           40,487           44,681           4,194               --
          EUR             1/26/01         139,651          119,064          131,298          12,234               --
          EUR             1/26/01         765,078          666,000          719,313          53,313               --
          EUR             1/26/01         184,086          160,000          173,074          13,074               --
          EUR             1/26/01         114,451           99,000          107,605           8,605               --
          EUR             1/26/01         273,086          236,165          256,751          20,586               --
          EUR             1/26/01          91,528           78,408           86,053           7,645               --
          EUR             1/26/01           6,076            5,199            5,713             514               --
          EUR             1/26/01          98,240           84,000           92,364           8,364               --
          EUR             1/26/01          46,455           39,499           43,676           4,177               --
          EUR             1/26/01          57,171           49,120           53,751           4,631               --
          EUR             1/26/01          99,387           87,000           93,442           6,442               --
          EUR             1/26/01         332,689          292,194          312,789          20,595               --
          EUR             1/26/01           2,713            2,381            2,550             169               --
          EUR             1/26/01         117,975          104,104          110,918           6,814               --
          EUR             1/26/01         156,364          136,787          147,011          10,224               --
          EUR             1/26/01          41,872           36,772           39,367           2,595               --
          EUR             1/26/01         142,875          125,556          134,329           8,773               --
          EUR             1/26/01         237,707          213,093          223,489          10,396               --
          EUR             1/26/01         249,678          227,457          234,743           7,286               --
          EUR             1/26/01          38,477           35,271           36,175             904               --
          EUR              3/9/01          38,347           33,951           36,113           2,162               --
          EUR             3/20/01         169,679          151,337          159,862           8,525               --
          EUR             6/12/01          49,211           42,567           46,490           3,923               --
          GBP             1/26/01         375,751          554,000          562,159           8,159               --
          GBP             1/26/01         131,038          190,325          196,045           5,720               --
          GBP             1/26/01          43,494           63,171           65,072           1,901               --
          GBP             1/26/01          26,365           37,544           39,445           1,901               --
          GBP             1/26/01          70,872          100,000          106,031           6,031               --
          GBP             1/26/01          81,000          115,440          121,184           5,744               --
          GBP             1/26/01          97,680          140,000          146,138           6,138               --
          GBP             1/26/01          16,589           24,179           24,819             640               --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
          GBP             1/26/01          138,434        $  201,887       $  207,110        $5,223          $     --
          GBP             1/26/01            5,114             7,413            7,652           239                --
          GBP             1/26/01            4,853             7,157            7,260           103                --
          GBP             1/26/01          126,931           187,541          189,901         2,360                --
          HUF             3/12/01        5,287,000            17,503           18,557         1,054                --
          HUF              6/5/01       25,773,160            83,000           89,355         6,355                --
          HUF              8/6/01       33,656,220           117,000          115,652            --             1,348
          ILS              3/9/01          184,185            45,000           45,379           379                --
          ILS             3/28/01          186,345            45,000           45,870           870                --
          ILS             6/20/01          926,614           225,316          227,134         1,818                --
          INR             1/10/01        3,960,600            84,000           84,425           425                --
          INR              2/6/01        3,155,460            66,000           67,029         1,029                --
          INR             2/12/01        2,609,750            55,000           55,370           370                --
          INR             3/20/01       10,436,800           220,000          219,712            --               288
          JPY             1/26/01        8,484,800            80,000           74,540            --             5,460
          JPY             1/26/01      146,714,181         1,375,751        1,288,896            --            86,855
          JPY             1/26/01       17,693,800           165,309          155,440            --             9,869
          JPY             1/26/01        8,733,493            81,951           76,723            --             5,228
          JPY             1/26/01      193,006,509         1,810,364        1,695,578            --           114,786
          JPY             1/26/01       13,255,600           124,000          116,452            --             7,548
          JPY             1/26/01        1,889,094            17,713           16,596            --             1,117
          JPY             1/26/01        8,418,060            78,600           73,953            --             4,647
          JPY             1/26/01      317,942,592         3,008,000        2,793,151            --           214,849
          JPY             1/26/01          511,633             4,824            4,495            --               329
          JPY             1/26/01        2,035,850            19,000           17,885            --             1,115
          JPY             1/26/01        1,287,240            12,000           11,309            --               691
          JPY             1/26/01        5,747,304            54,375           50,491            --             3,884
          JPY             1/26/01        3,498,960            33,156           30,739            --             2,417
          JPY             1/26/01       11,497,680           108,000          101,008            --             6,992
          JPY             1/26/01        3,760,618            34,502           33,036            --             1,466
          JPY             1/26/01       41,572,000           380,000          365,213            --            14,787
          KES              1/8/01        1,360,000            17,132           17,362           230                --
          KES             3/12/01        3,544,108            44,000           44,557           557                --
          KES             3/22/01        2,761,693            35,000           34,626            --               374
          KRW             2/14/01       75,844,000            67,000           59,991            --             7,009
          KRW             2/20/01       63,728,000            56,000           50,403            --             5,597
          KRW             2/28/01       46,207,200            39,000           36,542            --             2,458
          KRW             3/20/01      289,440,000           240,000          228,834            --            11,166
          MXN             1/24/01          400,000            37,555           41,231         3,676                --
          MXN             2/26/01          385,000            39,605           39,303            --               302
          MXN             4/16/01          286,796            28,000           28,856           856                --
          MXN             4/16/01          592,342            59,000           59,598           598                --
          MXN             6/22/01          970,220            96,998           95,758            --             1,240
          MXN             6/22/01        1,372,510           135,926          135,463            --               463
          MXN            12/19/01        1,868,850           180,000          175,852            --             4,148
          PEN             1/31/01          232,284            65,000           65,463           463                --
          PEN             2/13/01          331,000            92,912           93,056           144                --
          PEN             2/14/01          150,000            41,899           42,162           263                --
          PEN             6/28/01          502,320           138,000          136,861            --             1,139

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
48

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

       Forward                                            U.S. $ Cost         U.S. $
  Foreign Currency      Expiration        Foreign       on Origination        Current        Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date              Value        Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   --------------   --------------   -------------
          PHP              4/3/01        4,500,000        $    75,000      $    85,609       $   10,609        $     --
          PLN             1/10/01        1,115,000            244,947          268,811           23,864              --
          PLN             3/12/01          778,855            170,000          183,861           13,861              --
          PLN             3/21/01        1,035,000            230,538          243,669           13,131              --
          PLN              6/7/01          385,564             82,000           88,573            6,573              --
          PLN             10/3/01          674,576            133,000          149,781           16,781              --
          PLN            11/20/01        1,505,874            293,000          329,945           36,945              --
          PLN             12/7/01          654,720            132,000          142,785           10,785              --
          SEK             1/26/01          947,212             96,000          100,538            4,538              --
          SKK             1/24/01        4,254,000             82,027           89,814            7,787              --
          SKK              3/9/01        1,700,000             38,104           35,831               --           2,273
          SKK             3/20/01        5,910,000            134,996          124,507               --          10,489
          SKK             3/20/01        1,600,000             36,551           33,707               --           2,844
          SKK             3/22/01        1,700,000             38,870           35,811               --           3,059
          SKK             5/22/01        2,033,000             39,996           42,709            2,713              --
          SKK              6/8/01        4,960,000            100,010          104,122            4,112              --
          SKK             6/14/01        6,846,000            137,913          143,680            5,767              --
          SKK            12/18/01        3,920,375             79,000           81,498            2,498              --
          SKK            12/21/01        2,333,760             46,900           48,507            1,607              --
          SKK            12/27/01        3,590,000             72,876           74,596            1,720              --
          TWD             1/19/01        2,227,000             68,000           66,873               --           1,127
          UYU              1/8/01        1,006,456             80,000           79,957               --              43
          UYU              2/2/01          608,880             48,000           47,747               --             253
          UYU             2/14/01          768,222             60,000           59,915               --              85
          VEB              1/5/01       56,295,000             80,393           80,223               --             170
          VEB              1/8/01       68,000,000             97,074           96,837               --             237
          VEB             1/19/01      120,050,000            171,072          170,529               --             543
          VEB             1/22/01       56,120,000             80,000           79,663               --             337
          VEB             1/31/01       56,240,000             80,000           79,668               --             332
          VEB             2/21/01       67,704,000             96,000           95,459               --             541
          VEB             2/22/01       34,594,000             49,000           48,764               --             236
                                                          -----------      -----------       ----------        --------
Total Forward Foreign Currency Purchase Contracts         $44,485,087      $46,112,752       $2,179,061        $551,396
                                                          ===========      ===========       ----------        --------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

      Forward                                         U.S. $ Cost        U.S. $
 Foreign Currency     Expiration       Foreign      on Origination       Current       Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date             Value       Appreciation     Depreciation
------------------   ------------   ------------   ----------------   ------------   --------------   -------------
         ARS            3/28/01         113,905       $  110,373       $  112,967        $   --          $  2,594
         ARS            5/16/01          74,830           71,883           73,775            --             1,892
         ARS           10/19/01          63,040           59,248           60,744            --             1,496
         BRL            5/31/01         399,955          205,000          198,135         6,865                --
         CHF            1/26/01          98,001           57,240           60,605            --             3,365
         CZK            6/12/01       1,710,000           42,567           45,609            --             3,042
         DKK            1/26/01      16,048,897        1,898,649        2,022,472            --           123,823
         DKK            1/26/01      20,185,924        2,389,432        2,543,818            --           154,386
         DKK            1/26/01       6,855,276          798,053          863,898            --            65,845
         DKK            1/26/01       1,400,921          164,000          176,543            --            12,543
         EUR            1/24/01          97,018           82,027           91,206            --             9,179
         EUR            1/26/01          12,122           10,680           11,397            --               717
         EUR            1/26/01          71,476           62,838           67,200            --             4,362
         EUR            1/26/01         154,541          134,915          145,297            --            10,382
         EUR            1/26/01       2,881,388        2,497,962        2,709,034            --           211,072
         EUR            1/26/01          28,880           24,453           27,153            --             2,700
         EUR            1/26/01          14,912           12,625           14,020            --             1,395
         EUR            1/26/01          35,101           29,543           33,002            --             3,459
         EUR            1/26/01       2,777,366        2,332,987        2,611,234            --           278,247
         EUR            1/26/01          57,108           48,193           53,692            --             5,499
         EUR            1/26/01         171,197          148,000          160,957            --            12,957
         EUR            1/26/01           9,924            8,598            9,330            --               732
         EUR            1/26/01         210,125          182,363          197,556            --            15,193
         EUR            1/26/01          20,881           18,139           19,632            --             1,493
         EUR            1/26/01          68,916           59,385           64,794            --             5,409
         EUR            1/26/01         193,444          164,543          181,873            --            17,330
         EUR            1/26/01          75,392           64,128           70,882            --             6,754
         EUR            1/26/01         774,245          655,011          727,932            --            72,921
         EUR            1/26/01         301,722          257,418          283,675            --            26,257
         EUR            1/26/01           4,781            4,105            4,495            --               390
         EUR            1/26/01          95,352           83,147           89,649            --             6,502
         EUR            1/26/01          22,707           19,827           21,348            --             1,521
         EUR            1/26/01          89,596           79,654           84,237            --             4,583
         EUR            1/26/01          93,871           83,699           88,256            --             4,557
         EUR            1/26/01         133,160          118,000          125,195            --             7,195
         EUR            1/26/01         104,345           91,692           98,104            --             6,412
         EUR            1/26/01          23,563           20,684           22,153            --             1,469
         EUR            1/26/01         241,686          212,512          227,230            --            14,718
         EUR            1/26/01          31,274           27,453           29,404            --             1,951
         EUR            1/26/01             463              414              435            --                21
         EUR            1/26/01          23,190           20,800           21,803            --             1,003
         EUR            1/26/01          64,248           57,600           60,405            --             2,805
         EUR            1/26/01         231,726          211,000          217,865            --             6,865
         EUR            1/26/01          52,865           48,017           49,703            --             1,686
         EUR            1/26/01         315,536          286,980          296,662            --             9,682
         EUR            1/26/01          65,414           60,885           61,501            --               616
         EUR            1/26/01          91,019           78,549           85,574            --             7,025
         EUR            1/26/01         175,313          156,379          164,826            --             8,447
         EUR            1/26/01          51,204           45,642           48,141            --             2,499
         EUR            1/26/01          21,401           19,947           20,121            --               174
         EUR             2/5/01          99,531           87,000           93,618            --             6,618
         EUR             2/7/01         101,627           89,960           95,598            --             5,638
         EUR             2/7/01          83,133           77,389           78,201            --               812
         EUR            2/14/01          17,395           15,884           16,368            --               484

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
50

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONCLUDED)

      Forward                                         U.S. $ Cost         U.S. $
 Foreign Currency     Expiration       Foreign      on Origination        Current        Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date              Value        Appreciation     Depreciation
------------------   ------------   ------------   ----------------   --------------   --------------   -------------
        EUR              3/9/01          38,814       $    38,104      $    36,554       $    1,550      $       --
        EUR             3/20/01         136,034           134,996          128,163            6,833              --
        EUR             3/20/01          36,832            36,551           34,701            1,850              --
        EUR             3/22/01          39,089            38,870           36,831            2,039              --
        EUR              6/7/01          48,149            46,323           45,479              844              --
        EUR              6/8/01         112,523           100,010          106,288               --           6,278
        EUR             6/12/01          87,522            85,979           82,683            3,296              --
        EUR             6/14/01         156,301           137,913          147,669               --           9,756
        EUR            12/18/01          88,150            79,000           83,762               --           4,762
        EUR            12/21/01          52,000            46,900           49,416               --           2,516
        EUR            12/27/01          79,566            72,876           75,626               --           2,750
        GBP             1/26/01       1,199,303         1,752,565        1,794,268               --          41,703
        GBP             1/26/01         367,929           537,890          550,456               --          12,566
        GBP             1/26/01       1,543,866         2,257,008        2,309,766               --          52,758
        GBP             1/26/01          39,372            56,990           58,904               --           1,914
        GBP             1/26/01          27,126            39,266           40,582               --           1,316
        GBP             1/26/01         363,024           534,389          543,117               --           8,728
        GBP             1/26/01          15,099            21,924           22,589               --             665
        GBP             1/26/01         235,000           337,672          351,582               --          13,910
        GBP             1/26/01          25,478            37,064           38,117               --           1,053
        GBP             1/26/01          62,731            90,000           93,851               --           3,851
        GBP             1/26/01         251,314           356,866          375,989               --          19,123
        GBP             1/26/01         241,630           345,000          361,502               --          16,502
        GBP             1/26/01          96,612           138,735          144,540               --           5,805
        GBP             1/26/01          38,979            56,388           58,316               --           1,928
        GBP             1/26/01          91,739           132,963          137,251               --           4,288
        ILS              3/9/01          82,684            20,000           20,372               --             372
        JPY             1/26/01      13,185,600           123,000          115,837            7,163              --
        JPY             1/26/01      96,353,478           902,051          846,473           55,578              --
        JPY             1/26/01      93,434,913           883,796          820,833           62,963              --
        JPY             1/26/01       1,904,017            18,000           16,727            1,273              --
        JPY             1/26/01      73,011,797           688,856          641,415           47,441              --
        JPY             1/26/01       5,777,319            54,375           50,754            3,621              --
        JPY             1/26/01         634,615             5,988            5,575              413              --
        JPY             1/26/01      74,648,596           685,069          655,794           29,275              --
        JPY             1/26/01         368,016             3,300            3,233               67              --
        JPY             1/26/01       1,004,400             9,000            8,824              176              --
        JPY             1/26/01      10,650,260            95,000           93,563            1,437              --
        MXN             1/24/01         400,000            39,555           41,231               --           1,676
        PEN             2/14/01         150,000            41,690           42,162               --             472
        PLN             1/10/01       1,115,000           237,841          268,812               --          30,971
        PLN             3/12/01         315,810            66,000           74,552               --           8,552
        PLN             3/12/01         463,045            97,379          109,309               --          11,930
        PLN             3/21/01         142,376            29,000           33,520               --           4,520
        PLN             3/21/01         892,625           187,165          210,151               --          22,986
        SEK             1/26/01       3,071,823           318,076          326,046               --           7,970
        SEK             1/26/01       6,376,794           661,322          676,840               --          15,518
        SEK             1/26/01       2,903,664           300,976          308,198               --           7,222
        SKK              3/9/01       1,700,000            33,951           35,831               --           1,880
        SKK             3/20/01       7,510,000           151,337          158,215               --           6,878
                                                      -----------      -----------       ----------      ----------
Total Forward Foreign Currency Sale Contracts         $27,752,441      $29,011,593          232,684       1,491,836
                                                      ===========      ===========       ----------      ----------
Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts       $2,411,745      $2,043,232
                                                                                         ==========      ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO
CURRENCY DENOMINATED BONDS--63.8%
ARGENTINA--0.4%
 Citibank ARS Linked Time Deposit,
  13.00%, 01/22/01 (i) ..................... USD            968     $   972,356
                                                                    -----------
BRAZIL--2.2%
 Deutsche Bank LTN Linked Notes:
  19.30%, 03/01/01 (f), (i) ................ USD          2,985       3,133,951
  17.40%, 08/01/01 (i) ..................... USD            430         426,130
  17.18%, 08/01/01 (i) ..................... USD            940         927,968
 Salomon, Inc. Linked Brazil Inflation
  Indexed Note,
  6.00%, 12/02/02 (d), (i) ................. USD            895         872,178
                                                                    -----------
 TOTAL BRAZIL .............................                           5,360,227
                                                                    -----------
CANADA--0.8% 360 Networks, Inc.,
  13.00%, 05/01/08 ......................... USD            195         156,000
 Argos Funding Trust,
  5.9625%, 02/27/06 (d), (f) ...................          1,000         647,204
 Cable Satisfaction International, Inc.,
  12.75%, 03/01/10 ......................... USD            540         286,200
 Dynacare, Inc.,
  10.75%, 01/15/06 (f) ..................... USD            797         749,180
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (g) ...................... USD            775         255,750
                                                                    -----------
 TOTAL CANADA ..................................                      2,094,334
                                                                    -----------
COSTA RICA--0.7%
 Citibank CRC Linked Time Deposit:
  13.75%, 01/22/01 (i) ..................... USD            766         771,898
  14.50%, 01/18/01 (i) ..................... USD             55          55,982
 Costa Rica Treasury Bill (B.E.M.),
  12.80%, 01/10/01 (f), (i) ....................        300,000         933,318
                                                                    -----------
 TOTAL COSTA RICA ..............................                      1,761,198
                                                                    -----------
DENMARK--1.1%
 Nykredit AS,
  6.00%, 10/01/29 (f) ..........................         12,456       1,503,141
 Unikredit Realkredit,
  7.00%, 07/01/29 (f) ..........................         10,128       1,268,750
                                                                    -----------
 TOTAL DENMARK .................................                      2,771,891
                                                                    -----------
EL SALVADOR--0.5%
 Citibank SVC Linked Time Deposit,
  8.50%, 02/06/01 (i) ...................... USD          1,178       1,194,845
                                                                    -----------
GERMANY--1.1%
 Brokat Infosystems AG,
  11.50%, 03/31/10 ......................... EUR            100          61,692
 Callahan Nordrhein Westfalen,
  14.00%, 07/15/10 (d) ..................... EUR             90          79,017
 Core, Series 1998-1A, Class B3,
  7.8531%, 01/16/06 (d), (f) ............... EUR          2,400       1,136,461
 Ekabel Hessen GMBH,
  14.50%, 09/01/10 (d) ..................... EUR            170         143,667
 European Credit Card Offerings,
  Series B,
  5.50%, 02/18/11 (f) ..........................          2,570       1,207,372
 Grohe Holding GMBH,
  11.50%, 11/15/10 (d) ..................... EUR            120         116,061
                                                                    -----------
 TOTAL GERMANY .................................                      2,744,270
                                                                    -----------
GREECE--0.7%
 Republic of Hellenic,
  7.72%, 08/14/03 (e), (f) .....................        605,000       1,728,786
                                                                    -----------
HUNGARY--3.0%
 Government of Hungary:
  9.50%, 01/12/02 (f) ..........................      1,348,400       4,730,968
  13.50%, 01/12/01 .............................        192,000         682,155
  13.50%, 11/24/01 (f) .........................        575,800       2,083,992
                                                                    -----------
 TOTAL HUNGARY .................................                      7,497,115
                                                                    -----------
INDONESIA--0.0%
 Polysindo,
  0.00%, 04/26/03 (k) ..........................      5,000,000           5,168
 PT Polysindo Eka Perkasa,
  10.00%, 03/16/01 ......................... USD            194           1,942
                                                                    -----------
 TOTAL INDONESIA ...............................                          7,110
                                                                    -----------
IRELAND--0.4%
 Atlas Reinsurance PLC, Series B,
  10.5044%, 04/04/03 (d), (e), (f) ......... USD          1,020       1,017,450
                                                                    -----------
ITALY--0.6%
 Films PLC,
  5.8869%, 03/31/05 (e), (f) ...................      4,420,000       1,393,282
                                                                    -----------
JAPAN--1.0%
 Spires, Ltd.,
  2.48%, 01/23/02 (f) ..........................        286,282       2,524,250
                                                                    -----------
LUXEMBOURG--0.0%
 PTC International Finance II SA,
  11.25%, 12/01/09 ......................... EUR             45          36,191
                                                                    -----------
MEXICO--0.7%
 Citibank MXN Linked Time Deposit,
  22.75%, 12/03/01 (i) ..................... USD            815       1,006,199

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
52

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 United Mexican States:
  9.875%, 01/15/07 ......................... USD            160     $   169,200
  Series D, 7.4475%, 12/31/19 (e) .......... USD            450         450,108
   rights 01/03/03 ......................... USD            698               0
                                                                    -----------
 TOTAL MEXICO ..................................                      1,625,507
                                                                    -----------
NAMIBIA--0.1%
 Government of Namibia:
  12.00%, 04/15/02 ......................... SAR          1,460         191,766
  12.00%, 04/15/05 ......................... SAR          1,460         181,830
                                                                    -----------
 TOTAL NAMIBIA .................................                        373,596
                                                                    -----------
NETHERLANDS--0.4%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ......................... EUR            240         180,288
 Flowserve Finance BV,
  12.25%, 08/15/10 ......................... EUR             80          75,871
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 (d) ...................... EUR             45          43,819
 Kappa Beheer BV:
  0.00%, 07/15/09 (g) ...................... EUR             35          22,019
  10.625%, 07/15/09 ........................ EUR            210         199,655
 KPNQwest BV,
  7.125%, 06/01/09 ......................... EUR             80          65,880
 Tele1 Europe BV,
  13.00%, 05/15/09 ......................... EUR            200         170,898
 United Pan-Europe Communications NV, Series B:
  0.00%, 11/01/09 (g) ...................... EUR            220          66,829
  11.25%, 02/01/10 ......................... EUR            200         122,070
 Versatel Telecom BV,
  11.875%, 07/15/09 ........................ EUR            135          82,397
                                                                    -----------
 TOTAL NETHERLANDS .............................                      1,029,726
                                                                    -----------
PANAMA--0.2%
 Republic of Panama,
  7.75%, 07/17/16 (e) ...................... USD            799         607,898
                                                                    -----------
PHILIPPINES--0.2%
 Republic of Philippines,
  9.875%, 01/15/19 ......................... USD            516         410,220
                                                                    -----------
SOUTH AFRICA--1.2% Lesotho Water:
  12.00%, 12/01/05 (f) .........................          5,700         741,716
  12.50%, 04/15/02 (f) .........................          8,590       1,146,544
  13.00%, 09/15/10 (f) .........................          6,080         798,566
 Republic of South Africa,
  12.00%, 02/28/05 .............................          1,710         225,752
 South African Roads,
  11.50%, 09/30/05 .............................            415          52,995
                                                                    -----------
 TOTAL SOUTH AFRICA ............................                      2,965,573
                                                                    -----------
SOUTH KOREA--1.0%
 Salomon, Inc. MSB Linked Korea
  Currency Indexed Notes:
  6.95%, 01/10/01 (d), (i) ................. USD          2,351       2,099,777
  7.36%, 06/08/01 (d), (i) ................. USD            516         467,206
                                                                    -----------
 TOTAL SOUTH KOREA .............................                      2,566,983
                                                                    -----------
SWEDEN--0.1%
 Alfa Laval Special Finance AB,
  12.125%, 11/15/10 (d) .................... EUR            165         165,780
                                                                    -----------
THAILAND--0.0% Finance One PLC:
  0.00%, 08/28/97 (l) .................. 10,000                               0
  0.00%, 10/15/97 (l) .................. 10,000                               0
 Morgan Guarantee Trust,
  0.00%, 07/31/01 (l) .................. 10,569                               0
                                                                    -----------
 TOTAL THAILAND ................................                              0
                                                                    -----------
TURKEY--0.4% Cellco Finance NV:
  12.75%, 08/01/05 ......................... USD            150         141,000
  15.00%, 08/01/05 (f) ..................... USD            905         879,650
                                                                    -----------
 TOTAL TURKEY ..................................                      1,020,650
                                                                    -----------
UNITED KINGDOM--1.3%
 Aes Drax Energy Ltd.,
  11.25%, 08/30/10 (d), (f) ....................             35          54,952
 Avecia Group PLC,
  11.00%, 07/01/09 (f) ..................... USD            335         330,812
 Colt Telecom Group PLC,
  7.625%, 07/31/08 ......................... DEM            450         196,062
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 (f) .........................             65          95,251
 Diamond Holdings PLC,
  10.00%, 02/01/08 .............................             95         113,643
 Energis PLC,
  9.50%, 06/15/09 ..............................            110         151,324
 Gala Group Holdings PLC,
  12.00%, 06/01/10 (d), (f) ....................             95         145,463
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (g) ..........................            190         158,390
  9.625%, 03/15/08 .............................            165         199,847
 Jazztel PLC:
  14.00%, 04/01/09 ......................... EUR            150          93,665
  14.00%, 07/15/10 ......................... EUR            345         217,050
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ............................            280         397,750
 Ono Finance PLC:
  14.00%, 07/15/10 (f) ..................... EUR             30          23,099
  14.00%, 07/15/10 (d), (f) ................ EUR            235         172,229

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Regional Independent Media:
  0.00%, 07/01/08 (g) ..........................            150     $   174,950
  10.50%, 07/01/08 ......................... USD            125         125,025
 Telewest PLC,
  0.00%, 04/15/09 (g) ..........................            510         354,610
 TM Group Holdings PLC,
  11.00%, 05/15/08 ......................... USD            130         111,800
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                      3,115,922
                                                                    -----------
UNITED STATES--45.7%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 (f) .........................            272         239,360
 Advanta Business Card Master Trust:
  Series 2000-B, Class A,
  6.8563%, 01/20/06 (e), (f) ...................          1,500       1,503,319
  Series 2000-B, Class C,
  7.9363%, 01/20/06 (e), (f) ...................          2,280       2,281,779
 Advanta Credit Card Master Trust,
  Series 1996-E, Class B,
  6.95%, 05/15/04 (e) ..........................          1,100       1,099,307
 Advantica Restaurant Group, Inc.,
  11.25%, 01/15/08 (f) .........................            160          74,000
 AES Corp.,
  9.375%, 09/15/10 .............................            715         731,088
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 (f) ........................            600         391,500
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 (f) .........................            815         768,138
 Alpha Wind 2000 Ltd. Series A,
  11.31%, 05/23/01 (d), (e) ....................            425         429,250
 American Express Credit Account
  Master Trust:
  Series 2000-2, Class A,
  6.875%, 09/17/07 (e), (f) ....................          1,400       1,403,976
  Series 2000-5, Class B,
  7.09%, 04/15/08 (e), (f) .....................          3,170       3,168,514
 Amtrol, Inc.,
  10.625%, 12/31/06 (f) ........................             60          47,700
 ARCO Chemical Co.,
  9.80%, 02/01/20 (f) ..........................            435         411,209
 Asset Securitization Corp.,
  Series 1996-D2, Class ACS2,
  1.5973%, 02/14/29 (e), (f), (j) ..............          7,035         438,588
 BA Master Credit Card Trust,
  Series 1996-A, Class A,
  6.84%, 08/15/03 (e) ..........................          1,625       1,625,504
 Banc of America Large Loan,
  Series 2000-WSFA:
  Class A, 7.17%, 05/12/05 (d), (e), (f) .......            735         735,459
  Class D, 8.67%, 05/12/05 (d), (e), (f) .......          1,700       1,701,063
 Buhrmann US, Inc.,
  12.25%, 11/01/09 .............................            365         366,825
 Building One Services Corp.,
  10.50%, 05/01/09 (f) .........................          1,080         648,000
 Calpine Corp.,
  8.75%, 07/15/07 ..............................            330         328,152
 Capital One Master Trust:
  Series 1996-2, Class A,
  6.81%, 02/15/05 (e) ..........................          3,640       3,641,128
  Series 1999-3, Class A,
  6.96%, 09/15/09 (e) ..........................          1,400       1,406,524
 Carco Auto Loan Master Trust,
  Series 1999-2, Class A1,
  6.78%, 05/17/04 (e), (f) .....................          1,360       1,359,575
 Charter Communications Holdings LLC,
  8.625%, 04/01/09 .............................            210         189,000
 Chase Credit Card Master Trust:
  Series 2000-2, Class A,
  6.81%, 07/15/05 (e), (f) .....................          2,170       2,170,673
  Series 2000-2, Class C,
  7.39%, 07/15/05 (e), (f) .....................          4,925       4,888,062
 Chesapeake Energy Corp., Series B,
  9.625%, 05/01/05 (f) .........................            340         350,200
 Citibank Credit Card Issuance Trust,
  Series 2000-C2, Class C2,
  7.31%, 10/15/07 (e), (f) .....................          4,700       4,676,500
 Citibank Credit Card Master Trust I,
  Series 1999-3, Class A,
  6.65%, 03/15/04 (e), (f) .....................          1,200       1,200,372
 Colo.com,
  13.875%, 03/15/10 (d), (f) ...................            365         229,950
 Comstock Resources, Inc.,
  11.25%, 05/01/07 (f) .........................            399         413,963
 Corning, Inc.,
  5.625%, 02/18/05 (d), (f) ................ EUR            680         637,881
 Courtyard by Marriott II, Ltd.,
  Series B,
  10.75%, 02/01/08 (f) .........................            670         676,700
 Crown Castle International Corp.,
  10.75%, 08/01/11 .............................            360         369,000
 Discover Card Master Trust I:
  Series 1998-1, Class A,
  6.80%, 08/18/03 (e), (f) .....................          2,675       2,675,000


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
54

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
  Series 2000-3, Class A,
  6.83%, 09/16/05 (e), (f) .....................          1,470     $ 1,470,911
  Series 1999-5, Class A,
  6.89%, 12/18/06 (e), (f) .....................          1,270       1,273,175
  Series 1996-2, Class A,
  6.93%, 07/18/05 (e), (f) .....................          2,355       2,360,134
  Series 2000-6, Class B,
  6.98%, 01/15/08 (e) ..........................          2,445       2,437,740
 Echostar Broadband Corp.,
  10.375%, 10/01/07 ............................            240         235,800
 Echostar DBS Corp.,
  9.375%, 02/01/09 (f) .........................            233         226,010
 Exodus Communications, Inc.:
  11.375%, 07/15/08 ........................ EUR            210         178,457
  11.625%, 07/15/10 (d) ........................            300         269,250
 First Union Master Credit Card Trust,
  Series 1996-1, Class A,
  6.88%, 09/15/03 (e), (f) .....................          4,505       4,505,000
 First USA Credit Card Master Trust:
  Series 1998-1, Class C,
  6.50%, 01/18/06 (d), (f) .....................          1,600       1,599,824
  Series 1998-1, Class A,
  6.7788%, 01/18/06 (e), (f) ...................          1,455       1,455,000
  Series 1996-6, Class A,
  6.8675%, 07/10/06 (e), (f) ...................            850         851,063
  Series 1996-6, Class B,
  7.0775%, 07/10/06 (e), (f) ...................          2,225       2,222,908
 Foamex LP:
  9.875%, 06/15/07 (f) .........................            435         239,250
  13.50%, 08/15/05 (f) .........................            295         177,000
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 (f) ........................            245         205,800
 Globix Corp.,
  12.50%, 02/01/10 .............................            240          88,800
 Hanger Orthopedic Group, Inc.,
  11.25%, 06/15/09 (f) .........................            300          96,000
 HCA-The Healthcare Co.,
  8.75%, 11/01/10 .......................... GBP            190         296,892
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (d) .........................            605         632,225
 High Voltage Engineering Corp.,
  10.50%, 08/15/04 (f) .........................            454         295,100
 Holley Performance Products, Inc.,
  Series B,
  12.25%, 09/15/07 (f) .........................          1,000         530,000
 Hyperion Telecommunications, Inc.,
  12.00%, 11/01/07 (f) .........................            615         233,700
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 (f) .........................          1,370         780,900
 IT Group, Inc., Series B,
  11.25%, 04/01/09 (f) .........................          1,225         955,500
 ITC DeltaCom, Inc.:
  9.75%, 11/15/08 (f) ..........................            180         136,800
  11.00%, 06/01/07 (f) .........................            295         236,000
 John Q. Hammons Hotels,
  8.875%, 02/15/04 .............................            555         502,275
 Kelvin 2nd Event,
  8.70%, 02/14/03 (d) ..........................            600         601,500
 Level 3 Communications, Inc.:
  11.00%, 03/15/08 .............................            325         286,000
  11.25%, 03/15/10 ......................... EUR            545         464,091
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 (f) .........................            510         479,400
 Lodgian Financing Corp.,
  12.25%, 07/15/09 (f) .........................            610         549,000
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ..............................            180         169,650
 Lyondell Chemical Co.,
  10.875%, 05/01/09 (f) ........................            275         258,500
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 .............................            520         513,500
 MBNA Master Credit Card Trust:
  Series 2000-C, Class B,
  6.995%, 07/15/07 (e), (f) ....................          2,525       2,521,036
  Series 1994-C, Class B,
  7.1375%, 03/15/04 (e), (f) ...................          2,845       2,851,373
  Series 1999-E, Class C,
  7.41%, 06/15/04 (e), (f) .....................          5,670       5,670,000
 Merrill Corp., Series B,
  12.00%, 05/01/09 (f) .........................            364         163,800
 Merrill Lynch Mortgage Investors, Inc.,
  Series 1996-C1, Class IO,
  0.5966%, 04/25/28 (d), (e), (f), (j) .........         15,659         327,865
 Metromedia Fiber Network, Inc.:
  10.00%, 12/15/09 .............................             95          78,850
  Series B, 10.00%, 11/15/08 (f) ...............            361         300,533
 MGM Grand, Inc.,
  9.75%, 06/01/07 (f) ..........................            875         916,562
 Morgan Stanley Capital I, Inc.,
  Series 1996-WF1, Class X,
  1.3677%, 01/15/13 (d), (e), (f), (j) .........          5,778         278,973
 Motors & Gears, Inc., Series D,
  10.75%, 11/15/06 .............................            470         418,300
 Namazu Re Ltd.,
  11.215%, 12/02/04 (d), (e), (f) ..............          1,000         984,375


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 National City Credit Card Master Trust:
  Series 2000-1, Class A,
  6.86%, 08/15/07 (e) ..........................          1,900     $ 1,901,055
  Series 2000-1, Class C,
  7.59%, 08/15/07 (e) ..........................          1,940       1,939,980
 Neff Corp.,
  10.25%, 06/01/08 (f) .........................            850         374,000
 Nextel International, Inc.,
  12.75%, 08/01/10 (d) .........................            485         397,700
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (d), (f) ...................          1,440       1,180,800
 NTL Communications Corp., Series B:
  0.00%, 11/15/09 (g) ...................... EUR            150          72,003
  9.25%, 11/15/06 .......................... EUR            635         524,713
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (d), (f) ....................            480         520,800
 Orius Capital Corp., Series B,
  12.75%, 02/01/10 .............................            830         688,900
 Pacific Reinsurance Ltd.,
  10.4488%, 05/31/03 (e), (f) ..................          1,340       1,345,862
 Penhall International Corp.,
  12.00%, 08/01/06 (f) .........................            500         455,000
 Petro Stopping Centers,
  10.50%, 02/01/07 (f) .........................            520         429,000
 Phoenix Color Corp.,
  10.375%, 02/01/09 (f) ........................            465         330,150
 Plains Resources, Inc.,
  10.25%, 03/15/06 (d), (f) ....................            185         184,538
 Prime Capital Hurricane Hydrocarbons,
  12.914%, 01/17/04 (e) ........................            875         875,000
 Prime Capital Quake and Euro Wind,
  13.914%, 01/17/04 ............................            840         840,000
 Prudential Home Mortgage Securities:
  Series 1993-24, Class A7,
  0.55%, 07/25/25 (e), (j) .....................            219               0
  Series 1993-5, Class A9,
  0.91%, 03/25/10 (e), (j) .....................            585               0
  Series 1993-41, Class A5,
  0.92%, 10/25/10 (e), (j) .....................            152               0
 PSINet, Inc.,
  10.50%, 12/01/06 .............................            120          31,200
 RailWorks Corp.,
  11.50%, 04/15/09 (f) .........................            730         262,800
 RBF Finance Co.,
  11.00%, 03/15/06 (f) .........................            605         700,288
 Renters Choice, Inc.,
  11.00%, 08/15/08 (f) .........................            715         694,444
  Residential Reinsurance, Series 2000,
   10.8363%, 12/01/01 (d), (e) .................            560         560,000
  Sabreliner Corp.,
   11.00%, 06/15/08 (d), (f) ...................            720         580,500
  Spectrasite Holdings, Inc., Series B,
   0.00%, 03/15/10 (g) .........................            595         303,450
  Station Casinos, Inc.,
   10.125%, 03/15/06 (f) .......................            900         927,000
  Sterling Chemicals Holdings, Inc.,
   0.00%, 08/15/08 (g) .........................            495          74,250
  Sterling Chemicals, Inc., Series A,
   11.25%, 04/01/07 ............................            260         122,200
  Structured Asset Securities Corp.:
   Series 1996-CFL, Class X2,
   1.0568%, 02/25/28 (e), (j) ..................          1,244          18,663
   Series 1996-CFL, Class X1,
   1.5868%, 02/25/28 (e), (f), (j) .............          2,862         171,766
  Superior Wholesale Inventory
   Financing Trust,
   Series 1999-A, Class A1,
   6.835%, 05/15/06 (e) ........................          2,520       2,515,892
  Tekni-Plex, Inc., Series B,
   12.75%, 06/15/10 ............................            280         224,000
  Transdigm, Inc.,
   10.375%, 12/01/08 (f) .......................            325         292,500
  Travelcenters of America, Inc.,
   12.75%, 05/01/09 ............................            245         237,650
  Ubiquitel Operating Co.,
   0.00%, 04/15/10 (g) .........................          1,047         418,800
  United Rentals, Inc. Series B:
   9.00%, 04/01/09 .............................             25          18,750
   9.25%, 01/15/09 (f) .........................            750         570,000
  United States Treasury Bill,
   5.90%, 03/01/01 .............................            110         108,936
  United States Treasury STRIP,
   0.00%, 11/15/01 .............................            600         572,124
  URS Corp., Series B,
   12.25%, 05/01/09 (f) ........................            495         496,856
  Wachovia Credit Card Master Trust,
   Series 1999-1, Class A,
   6.77%, 08/15/06 (e), (f) ....................          5,100       5,110,404
  Williams Communications Group, Inc.,
   10.875%, 10/01/09 (f) .......................            410         305,450
  WRC Media Corp.,
   12.75%, 11/15/09 ............................          1,070         857,337
  XO Communications, Inc.,
   10.75%, 06/01/09 (f) ........................            520         426,400
                                                                    -----------
  TOTAL UNITED STATES ..........................                    114,263,242
                                                                    -----------
 TOTAL CURRENCY DENOMINATED BONDS
  (Identified cost $171,056,307) ...............                    159,248,402
                                                                    -----------




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
56

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
PREFERRED STOCKS--1.0%
UNITED KINGDOM--0.0%
 Avecia Group PLC (a) ..........................          1,188     $    32,076
                                                                    -----------
UNITED STATES--1.0%
 Granite Broadcasting Corp. (a) ................            898         116,740
 Harborside Healthcare Corp. (a) ...............          1,344          28,224
 High Voltage Engineering Corp.,
  Series A (a) .................................          1,857         960,998
 Nextel Communications, Inc.,
  Series E (a) .................................            634         595,960
 Paxson Communications Corp. (a) ...............             67         609,700
 XO Communications, Inc. (a) ...................          2,537          73,573
                                                                    -----------
 TOTAL UNITED STATES ...........................                      2,385,195
                                                                    -----------
TOTAL PREFERRED STOCKS
 (Identified cost $5,208,902) ..................                      2,417,271
                                                                    -----------
WARRANTS--0.0%
CANADA--0.0%
 Cable Satisfaction International, Inc.,
  03/01/05 (a) .................................            540           5,400
 GT Group Telecom, Inc., Class B,
  02/01/10 (a), (d) ............................            775          33,712
                                                                    -----------
 TOTAL CANADA ..................................                         39,112
                                                                    -----------
NORWAY--0.0%
 Enitel ASA, 04/05/05 (a), (d) .................            100              23
                                                                    -----------
UNITED KINGDOM--0.0%
 Ono Finance PLC, 05/31/09 (a) .................            350          19,719
 Ono Finance PLC, 05/31/09 (a), (d) ............             90           5,071
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                         24,790
                                                                    -----------
UNITED STATES--0.0%
 Merrill Corp., Class B, 05/01/09 (a),
  (d) ..........................................            364               4
 Motient Corp., 04/01/08 (a), (d) ..............          1,385          13,850
 Ubiquitel Operating Co., 04/15/10
  (a), (d) .....................................            922          18,440
                                                                    -----------
 TOTAL UNITED STATES ...........................                         32,294
                                                                    -----------
TOTAL WARRANTS
 (Identified cost $72,337) .....................                         96,219
                                                                    -----------
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
DISCOUNT NOTES--33.4%
 Federal Farm Credit Bank,
  6.69%, 05/08/01 ..............................        $   100      $   97,640
 Federal Home Loan Bank:
  5.36%, 12/21/01 ..............................            550         521,011
  5.38%, 12/21/01 ..............................            796         754,008
  5.55%, 12/10/01 ..............................          1,500       1,420,681
  5.78%, 05/31/01 ..............................          2,229       2,175,318
  5.80%, 06/27/01 ..............................          1,550       1,505,795
  5.93%, 05/01/01 ..............................            494         484,235
  6.04%, 06/01/01 ..............................          2,281       2,223,212
  6.09%, 02/16/01 ..............................            100          99,222
  6.09%, 03/08/01 ..............................            371         366,858
  6.11%, 03/13/01 ..............................            164         162,024
  6.11%, 03/16/01 ..............................            198         195,513
  6.15%, 04/09/01 ..............................          2,050       2,015,680
  6.16%, 01/17/01 ..............................          9,700       9,673,442
  6.17%, 01/16/01 ..............................            990         987,455
  6.22%, 03/09/01 ..............................            510         504,096
  6.22%, 03/23/01 ..............................            584         575,827
  6.26%, 05/18/01 ..............................            103         100,546
  6.27%, 03/19/01 ..............................          2,000       1,973,178
  6.32%, 02/06/01 ..............................          1,080       1,073,174
  6.34%, 02/07/01 ..............................            918         912,018
  6.34%, 03/06/01 ..............................            300         296,619
  6.35%, 02/28/01 ..............................          1,350       1,336,189
  6.36%, 02/14/01 ..............................            178         176,616
  6.36%, 02/28/01 ..............................            475         470,137
  6.38%, 01/24/01 ..............................          1,687       1,680,124
  6.38%, 02/14/01 ..............................          1,889       1,874,270
  6.38%, 02/16/01 ..............................            125         123,981
  6.39%, 02/02/01 ..............................            696         692,047
  6.39%, 02/07/01 ..............................            652         647,718
  6.41%, 01/05/01 ..............................            998         997,289
  6.43%, 01/03/01 ..............................            748         747,733
  6.51%, 06/04/01 ..............................          1,442       1,401,843
 Federal Home Loan Mortgage Corp.:
  6.04%, 03/15/01 ..............................          3,405       3,363,296
  6.06%, 02/01/01 ..............................          1,330       1,323,059
  6.06%, 03/01/01 ..............................            465         460,382
  6.09%, 10/11/01 ..............................            746         710,286
  6.17%, 03/15/01 ..............................          1,700       1,678,731
  6.40%, 01/11/01 ..............................          1,217       1,214,836
  6.40%, 01/18/01 ..............................          1,644       1,639,032
  6.41%, 02/01/01 ..............................          1,070       1,064,099
  6.44%, 01/16/01 ..............................            642         640,277
  6.44%, 02/01/01 ..............................            345         343,087

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Federal National Mortgage
  Association:
  5.45%, 12/14/01 ..............................    $     1,727     $ 1,636,277
  5.71%, 11/30/01 ..............................            765         721,854
  5.82%, 06/07/01 ..............................          3,090       3,011,571
  6.01%, 06/14/01 ..............................          1,017         989,156
  6.04%, 06/07/01 ..............................          2,550       2,482,830
  6.05%, 11/16/01 ..............................            409         387,074
  6.07%, 11/02/01 ..............................          2,405       2,281,320
  6.12%, 02/20/01 ..............................          1,000         991,500
  6.12%, 02/22/01 ..............................          1,569       1,555,130
  6.13%, 09/27/01 ..............................          2,448       2,335,870
  6.13%, 10/05/01 ..............................            100          95,287
  6.26%, 04/12/01 ..............................            675         663,145
  6.30%, 05/14/01 ..............................          1,285       1,255,092
  6.31%, 02/20/01 ..............................            445         441,100
  6.31%, 04/03/01 ..............................            660         649,357
  6.31%, 08/10/01 ..............................          1,305       1,254,449
  6.32%, 01/19/01 ..............................          2,000       1,993,680
  6.33%, 02/07/01 ..............................          1,000         993,499
  6.33%, 03/01/01 ..............................            318         314,701
  6.33%, 03/08/01 ..............................            608         600,944
  6.34%, 02/22/01 ..............................            505         500,375
  6.35%, 02/01/01 ..............................            875         870,215
  6.36%, 02/06/01 ..............................            540         536,566
  6.36%, 02/08/01 ..............................              4           3,973
  6.37%, 02/05/01 ..............................            570         566,470
  6.38%, 02/08/01 ..............................            327         324,798
  6.40%, 02/15/01 ..............................            660         654,720
  6.41%, 01/08/01 ..............................            875         873,910
  6.41%, 01/25/01 ..............................          1,400       1,394,017
  6.42%, 07/11/01 ..............................            264         255,008
  6.43%, 01/08/01 ..............................            966         964,792
  6.44%, 01/10/01 ..............................          1,003       1,001,385
  6.50%, 05/30/01 ..............................             92          89,525
                                                                    -----------
TOTAL DISCOUNT NOTES
 (Identified cost $83,392,174) .................                     83,392,174
                                                                    -----------
REPURCHASE AGREEMENT--0.0%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $100,000 United
  States Treasury Note, 3.875%,
  01/15/09, with a value of $108,938)
  (Identified cost $104,000) (f) ...............           104          104,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $259,833,720) (b) ............          98.2%    $245,258,066
CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES ......................           1.8        4,536,740
                                                         -----     ------------
NET ASSETS .....................................         100.0%    $249,794,806
                                                         =====     ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
58

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)


Forward Foreign Currency Contracts open at December 31, 2000:



       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
           ARS            1/24/01             60,780        $   60,000       $   60,725       $    725         $    --
           ARS             2/5/01          1,388,520         1,330,000        1,385,472         55,472              --
           ARS             2/6/01            546,681           541,000          544,231          3,231              --
           ARS            2/21/01            995,231           989,000          991,266          2,266              --
           ARS            2/28/01            912,420           900,000          908,061          8,061              --
           ARS            2/28/01            450,118           445,000          447,967          2,967              --
           ARS             3/6/01          1,288,125         1,250,000        1,281,079         31,079              --
           ARS             3/6/01            111,353           110,000          110,744            744              --
           ARS             3/6/01            609,000           600,000          605,669          5,669              --
           ARS             3/6/01            512,020           505,000          509,219          4,219              --
           ARS            3/28/01          1,708,575         1,650,000        1,694,511         44,511              --
           ARS            5/16/01             74,830            70,000           73,775          3,775              --
           AUD            1/25/01          6,187,000         3,402,169        3,443,035         40,866              --
           AUD            1/25/01            160,361            86,967           89,240          2,273              --
           BRL            2/28/01            147,351            73,000           74,468          1,468              --
           BRL            5/31/01          1,001,000           493,590          495,888          2,298              --
           BRL            5/31/01          4,499,000         2,228,883        2,228,772             --             111
           BRL            12/5/01          1,646,134           766,000          785,519         19,519              --
           CLP             1/4/01        433,840,000           748,000          755,887          7,887              --
           CLP            5/14/01        721,868,950         1,281,500        1,245,353             --          36,147
           CLP            8/14/01        741,240,000         1,305,000        1,266,734             --          38,266
           CLP            9/28/01        852,911,000         1,453,000        1,450,158             --           2,842
           CLP           10/10/01         39,174,800            68,000           66,517             --           1,483
           CLP           12/13/01        909,786,600         1,527,000        1,533,685          6,685              --
           CNY            1/11/01         10,103,534         1,217,000        1,219,026          2,026              --
           CNY            1/29/01         11,635,960         1,400,000        1,401,568          1,568              --
           CNY             2/8/01            965,050           116,000          116,184            184              --
           CNY            2/20/01          9,785,999         1,178,000        1,177,461             --             539
           CNY            3/12/01         13,329,586         1,603,000        1,602,094             --             906
           CNY            3/20/01         13,701,863         1,645,000        1,646,087          1,087              --
           COP            1/24/01      2,063,300,000           940,000          913,930             --          26,070
           CZK             2/5/01         13,075,000           344,505          347,961          3,456              --
           CZK             2/5/01         22,535,968           568,000          599,743         31,743              --
           CZK             2/7/01         36,140,000           917,632          961,819         44,187              --
           CZK             2/7/01         26,065,000           691,985          693,686          1,701              --
           CZK            2/14/01         12,685,000           327,085          337,639         10,554              --
           CZK            2/15/01            765,000            20,990           20,363             --             627
           CZK            2/20/01          3,530,000            91,344           93,969          2,625              --
           CZK            2/22/01          3,088,050            86,139           82,207             --           3,932
           CZK             6/7/01         62,780,000         1,666,578        1,674,392          7,814              --
           CZK            6/12/01         75,810,000         2,043,286        2,022,002             --          21,284
           CZK            7/17/01          9,915,000           263,767          264,446            679              --
           DKK            1/26/01         15,649,389         1,851,385        1,972,127        120,742              --
           DKK            1/26/01         25,911,233         3,061,961        3,265,318        203,357              --
           DKK            1/26/01         28,163,548         3,175,146        3,549,154        374,008              --
           EUR            1/26/01            328,459           292,000          308,812         16,812              --
           EUR            1/26/01             97,074            86,196           91,268          5,072              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                          U.S. $ Cost        U.S. $
  Foreign Currency      Expiration       Foreign      on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date         Currency           Date             Value       Appreciation     Depreciation
--------------------   ------------   ------------   ----------------   ------------   --------------   -------------
          EUR             1/26/01        523,690        $  465,000       $  492,365       $ 27,365           $--
          EUR             1/26/01        177,314           156,513          166,707         10,194            --
          EUR             1/26/01        137,802           122,050          129,559          7,509            --
          EUR             1/26/01        601,629           532,435          565,642         33,207            --
          EUR             1/26/01        711,374           629,779          668,822         39,043            --
          EUR             1/26/01        170,720           150,513          160,508          9,995            --
          EUR             1/26/01      1,754,934         1,546,167        1,649,961        103,794            --
          EUR             1/26/01        261,206           230,213          245,581         15,368            --
          EUR             1/26/01         25,223            22,226           23,714          1,488            --
          EUR             1/26/01        621,904           546,977          584,704         37,727            --
          EUR             1/26/01        203,616           178,541          191,437         12,896            --
          EUR             1/26/01         26,820            23,517           25,216          1,699            --
          EUR             1/26/01        310,375           271,367          291,809         20,442            --
          EUR             1/26/01        200,154           174,012          188,181         14,169            --
          EUR             1/26/01        359,481           312,360          337,978         25,618            --
          EUR             1/26/01        548,564           476,877          515,751         38,874            --
          EUR             1/26/01        951,179           812,231          894,283         82,052            --
          EUR             1/26/01        937,198           801,201          881,138         79,937            --
          EUR             1/26/01        423,472           357,000          398,142         41,142            --
          EUR             1/26/01        162,941           135,395          153,194         17,799            --
          EUR             1/26/01         36,085            30,099           33,927          3,828            --
          EUR             1/26/01        359,164           302,854          337,680         34,826            --
          EUR             1/26/01         63,365            53,983           59,575          5,592            --
          EUR             1/26/01        701,215           597,842          659,271         61,429            --
          EUR             1/26/01         74,134            64,482           69,700          5,218            --
          EUR             1/26/01        685,487           592,851          644,484         51,633            --
          EUR             1/26/01         66,886            57,298           62,885          5,587            --
          EUR             1/26/01         57,224            48,964           53,801          4,837            --
          EUR             1/26/01         80,117            68,250           75,325          7,075            --
          EUR             1/26/01         46,455            39,499           43,676          4,177            --
          EUR             1/26/01        186,123           158,476          174,990         16,514            --
          EUR             1/26/01         62,368            53,585           58,638          5,053            --
          EUR             1/26/01      4,079,845         3,583,247        3,835,804        252,557            --
          EUR             1/26/01         20,316            17,835           19,101          1,266            --
          EUR             1/26/01        281,455           246,216          264,619         18,403            --
          EUR             1/26/01      2,285,323         2,037,662        2,148,623        110,961            --
          EUR             1/26/01         59,096            52,152           55,561          3,409            --
          EUR             1/26/01      1,458,456         1,286,971        1,371,217         84,246            --
          EUR             1/26/01        571,299           504,000          537,126         33,126            --
          EUR             1/26/01      5,622,743         4,998,000        5,286,411        288,411            --
          EUR             1/26/01        206,893           181,805          194,517         12,712            --
          EUR             1/26/01         47,105            41,368           44,288          2,920            --
          EUR             1/26/01        142,875           125,556          134,329          8,773            --
          EUR             1/26/01        218,763           192,030          205,678         13,648            --
          EUR             1/26/01        771,229           691,368          725,097         33,729            --
          EUR             1/26/01        474,389           432,168          446,012         13,844            --
          EUR             1/26/01        460,364           422,011          432,827         10,816            --
          EUR              3/9/01      1,007,162           891,725          948,503         56,778            --
          EUR             3/20/01      1,376,186         1,227,418        1,296,562         69,144            --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
60

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
          EUR             3/22/01           65,341        $   58,185       $   61,565        $ 3,380         $     --
          EUR             6/12/01          702,514           607,672          663,671         55,999               --
          GBP             1/26/01           26,941            39,666           40,306            640               --
          GBP             1/26/01          321,229           469,419          480,589         11,170               --
          GBP             1/26/01        2,753,467         4,025,403        4,119,442         94,039               --
          GBP             1/26/01          284,458           413,816          425,576         11,760               --
          GBP             1/26/01          151,198           219,605          226,206          6,601               --
          GBP             1/26/01          101,487           147,400          151,834          4,434               --
          GBP             1/26/01          100,051           142,072          149,685          7,613               --
          GBP             1/26/01          116,062           165,409          173,639          8,230               --
          GBP             1/26/01          204,132           295,300          305,401         10,101               --
          GBP             1/26/01          145,015           211,359          216,956          5,597               --
          GBP             1/26/01          256,517           374,096          383,773          9,677               --
          GBP             1/26/01           15,343            22,238           22,955            717               --
          GBP             1/26/01          135,875           200,398          203,282          2,884               --
          GBP             1/26/01          132,450           195,695          198,157          2,462               --
          HUF            10/15/01      233,100,000           745,586          793,071         47,485               --
          ILS             2/15/01        2,775,000           676,170          684,391          8,221               --
          ILS             2/28/01        1,915,000           469,823          472,024          2,201               --
          ILS              3/9/01        4,870,670         1,190,000        1,200,027         10,027               --
          ILS             3/28/01        2,443,190           590,000          601,401         11,401               --
          ILS             4/10/01          340,000            82,685           83,641            956               --
          ILS             6/20/01        4,082,000           992,584        1,000,588          8,004               --
          ILS             6/21/01        6,446,400         1,569,536        1,580,077         10,541               --
          INR             1/10/01       47,291,450         1,003,000        1,008,069          5,069               --
          INR              2/6/01       51,156,700         1,070,000        1,086,686         16,686               --
          INR             2/12/01       30,937,400           652,000          656,387          4,387               --
          INR             2/12/01          764,000            16,000           16,209            209               --
          INR             2/14/01        8,455,000           178,000          179,314          1,314               --
          INR             3/20/01       92,508,000         1,950,000        1,947,447             --            2,553
          JPY             1/26/01        3,251,021            30,513           28,560             --            1,953
          JPY             1/26/01       15,474,030           144,942          135,941             --            9,001
          JPY             1/26/01        2,466,913            23,156           21,672             --            1,484
          JPY             1/26/01      140,401,542         1,316,557        1,233,439             --           83,118
          JPY             1/26/01       54,700,000           513,279          480,545             --           32,734
          JPY             1/26/01       28,016,225           262,693          246,125             --           16,568
          JPY             1/26/01      602,506,944         5,616,000        5,293,072             --          322,928
          JPY             1/26/01      104,486,760           975,600          917,925             --           57,675
          JPY             1/26/01        2,032,810            19,000           17,858             --            1,142
          JPY             1/26/01        3,016,794            28,529           26,503             --            2,026
          JPY             1/26/01        7,934,540            74,812           69,706             --            5,106
          JPY             1/26/01        5,123,079            48,404           45,007             --            3,397
          JPY             1/26/01       15,885,000           150,000          139,551             --           10,449
          JPY             1/26/01       28,823,350           269,000          253,215             --           15,785
          JPY             1/26/01       19,308,600           180,000          169,628             --           10,372
          JPY             1/26/01       69,539,202           657,905          610,907             --           46,998
          JPY             1/26/01       47,686,780           451,879          418,932             --           32,947
          JPY             1/26/01       44,963,914           412,521          395,012             --           17,509
          JPY             1/26/01        2,072,330            19,000           18,206             --              794

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
          JPY             1/26/01          6,934,080        $   62,000       $   60,916       $     --         $ 1,084
          KES              1/8/01          3,970,000            50,011           50,683            672              --
          KES             3/12/01         41,079,429           510,000          516,454          6,454              --
          KES             3/22/01         41,662,104           528,000          522,353             --           5,647
          KRW              1/5/01        113,030,000           100,000           89,422             --          10,578
          KRW             2/20/01        751,080,000           660,000          594,037             --          65,963
          KRW             2/28/01        444,300,000           375,000          351,364             --          23,636
          KRW             3/20/01      1,121,580,000           930,000          886,733             --          43,267
          MXN             1/24/01          9,700,000           910,713          999,845         89,132              --
          MXN             2/15/01          8,891,850           850,000          910,490         60,490              --
          MXN             4/16/01         20,997,535         2,050,000        2,112,641         62,641              --
          MXN             4/16/01          6,776,798           675,000          681,839          6,839              --
          MXN             6/22/01          1,445,303           143,135          142,647             --             488
          MXN            12/19/01         17,930,578         1,727,000        1,687,203             --          39,797
          MXN              2/4/02          7,153,500           600,000          664,558         64,558              --
          PEN             1/31/01          2,823,144           790,000          795,633          5,633              --
          PEN             2/13/01          3,607,000         1,012,491        1,014,057          1,566              --
          PEN             2/14/01          4,020,000         1,122,905        1,129,944          7,039              --
          PEN             6/27/01          5,640,915         1,550,000        1,537,243             --          12,757
          PHP              3/1/01         16,281,600           318,000          315,061             --           2,939
          PHP              4/3/01         39,600,000           660,000          753,360         93,360              --
          PLN             1/10/01          1,345,000           295,475          324,261         28,786              --
          PLN              3/2/01          8,360,000         1,819,171        1,979,452        160,281              --
          PLN              3/6/01          5,005,000         1,100,000        1,183,642         83,642              --
          PLN             3/12/01          5,062,558         1,105,000        1,195,098         90,098              --
          PLN             3/21/01          1,415,000           315,180          333,134         17,954              --
          PLN              6/7/01         10,725,262         2,281,000        2,463,845        182,845              --
          PLN             10/2/01         11,671,073         2,315,000        2,592,139        277,139              --
          PLN            11/16/01         12,351,436         2,404,500        2,709,246        304,746              --
          PLN            11/20/01          2,102,056           409,000          460,571         51,571              --
          SEK             1/16/01          2,200,752           228,235          233,590          5,355              --
          SKK             1/24/01         33,394,567           643,923          705,050         61,127              --
          SKK              3/9/01         44,650,000         1,000,784          941,104             --          59,680
          SKK             3/20/01         25,280,000           577,446          532,578             --          44,868
          SKK             3/20/01         35,630,000           813,953          750,624             --          63,329
          SKK             3/22/01         12,250,000           280,096          258,050             --          22,046
          SKK             5/22/01         12,403,000           244,009          260,562         16,553              --
          SKK              6/5/01          7,005,000           141,049          147,069          6,020              --
          SKK              6/8/01         42,920,000           865,410          900,992         35,582              --
          SKK             6/11/01         87,280,000         1,779,046        1,831,993         52,947              --
          SKK             6/14/01         50,497,024         1,017,265        1,059,800         42,535              --
          SKK             6/15/01         26,110,360           527,471          547,966         20,495              --
          SKK            12/21/01         27,287,040           548,373          567,163         18,790              --
          SKK            12/27/01         39,203,000           795,806          814,587         18,781              --
          TWD             1/19/01         21,025,500           642,000          631,364             --          10,636
          TWD             3/20/01          6,395,400           190,000          189,852             --             148
          UYU              1/8/01         12,152,956           966,000          965,478             --             522
          UYU              2/2/01          7,357,300           580,000          576,939             --           3,061
          UYU             2/14/01          9,103,431           711,000          709,991             --           1,009

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
62

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                              U.S. $ Cost          U.S. $
  Foreign Currency      Expiration         Foreign        on Origination        Current         Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date              Value         Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ---------------   --------------   -------------
           VEB             1/5/01        669,142,500       $    998,418      $    996,314       $       --      $    2,104
           VEB             1/8/01        577,700,000            824,697           822,685               --           2,012
           VEB            1/19/01      1,485,950,000          2,117,492         2,110,763               --           6,729
           VEB            1/22/01        695,888,000            992,000           987,816               --           4,184
           VEB            1/31/01        630,591,000            897,000           893,294               --           3,706
           VEB            2/22/01      1,107,714,000          1,569,000         1,561,488               --           7,512
                                                           ------------      ------------       ----------      ----------
Total Forward Foreign Currency Purchase Contracts          $150,000,158      $153,903,306       $5,147,596      $1,244,448
                                                           ============      ============       ----------      ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

      Forward                                         U.S. $ Cost         U.S. $
 Foreign Currency     Expiration       Foreign      on Origination       Current        Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date             Value        Appreciation     Depreciation
------------------   ------------   ------------   ----------------   -------------   --------------   -------------
         ARS            1/24/01          60,000       $    59,815      $    59,946        $    --       $      131
         ARS             2/5/01         380,000           378,373          379,166             --              793
         ARS            3/28/01       1,708,575         1,655,596        1,694,511             --           38,915
         AUD            1/25/01       5,465,104         2,963,179        3,041,303             --           78,124
         AUD            1/25/01         819,395           444,300          455,989             --           11,689
         BRL            5/31/01       3,072,825         1,575,000        1,522,256         52,744               --
         CAD            1/26/01         835,936           556,411          557,499             --            1,088
         CZK            6/12/01      24,411,160           607,672          651,094             --           43,422
         DKK            1/26/01      91,370,611        10,815,650       11,514,471             --          698,821
         EUR            1/24/01         761,607           643,923          715,981             --           72,058
         EUR            1/26/01         141,031           123,988          132,595             --            8,607
         EUR            1/26/01      13,265,150        11,645,873       12,471,678             --          825,805
         EUR            1/26/01      20,633,866        18,090,742       19,399,625             --        1,308,883
         EUR            1/26/01       6,834,724         5,998,905        6,425,896             --          426,991
         EUR            1/26/01          18,298            16,000           17,203             --            1,203
         EUR            1/26/01         355,304           310,180          334,051             --           23,871
         EUR            1/26/01         316,234           267,730          297,318             --           29,588
         EUR            1/26/01         500,991           421,664          471,024             --           49,360
         EUR            1/26/01         285,919           240,000          268,816             --           28,816
         EUR            1/26/01          65,267            55,078           61,363             --            6,285
         EUR            1/26/01          35,976            30,439           33,824             --            3,385
         EUR            1/26/01         215,250           186,811          202,374             --           15,563
         EUR            1/26/01         266,305           231,326          250,375             --           19,049
         EUR            1/26/01          79,519            68,521           74,762             --            6,241
         EUR            1/26/01          34,037            29,180           32,001             --            2,821
         EUR            1/26/01         155,830           132,549          146,509             --           13,960
         EUR            1/26/01          75,392            64,128           70,882             --            6,754
         EUR            1/26/01         318,267           271,565          299,230             --           27,665
         EUR            1/26/01           5,063             4,347            4,759             --              412
         EUR            1/26/01         128,314           112,044          120,639             --            8,595
         EUR            1/26/01          84,939            75,514           79,859             --            4,345
         EUR            1/26/01       3,419,528         3,043,072        3,214,984             --          171,912
         EUR            1/26/01       1,404,954         1,245,000        1,320,915             --           75,915
         EUR            1/26/01         171,328           152,825          161,080             --            8,255
         EUR            1/26/01         260,136           228,361          244,576             --           16,215
         EUR            1/26/01         236,305           207,781          222,171             --           14,390
         EUR            1/26/01             450               402              423             --               21
         EUR            1/26/01         262,005           235,000          246,333             --           11,333
         EUR            1/26/01         714,989           641,000          672,211             --           31,211
         EUR            1/26/01          51,204            45,642           48,141             --            2,499
         EUR            1/26/01         257,952           234,607          242,522             --            7,915
         EUR            1/26/01          49,192            44,681           46,250             --            1,569
         EUR            1/26/01         298,768           274,000          280,897             --            6,897
         EUR            1/26/01         233,965           218,072          219,970             --            1,898
         EUR            1/26/01          65,414            60,885           61,501             --              616
         EUR             2/5/01         368,231           344,505          346,357             --            1,852
         EUR             2/5/01         649,809           568,000          611,208             --           43,208
         EUR             2/7/01       1,036,638           917,632          975,134             --           57,502
         EUR             2/7/01         743,353           691,985          699,250             --            7,265

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
64

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONCLUDED)

      Forward                                           U.S. $ Cost          U.S. $
 Foreign Currency     Expiration        Foreign       on Origination        Current         Unrealized       Unrealized
  Sale Contracts         Date          Currency            Date              Value         Appreciation     Depreciation
------------------   ------------   --------------   ----------------   ---------------   --------------   -------------
         EUR            2/14/01          358,212       $    327,085      $    337,052       $       --      $    9,967
         EUR            2/15/01           20,894             20,990            19,660            1,330              --
         EUR            2/22/01           85,000             86,139            80,004            6,135              --
         EUR             3/9/01        1,019,444          1,000,785           960,069           40,716              --
         EUR            3/20/01          581,885            577,446           548,218           29,228              --
         EUR            3/20/01          820,212            813,953           772,755           41,198              --
         EUR            3/22/01          281,674            280,096           265,396           14,700              --
         EUR             6/5/01          159,950            141,049           151,072               --          10,023
         EUR             6/7/01        1,732,244          1,666,578         1,636,208           30,370              --
         EUR             6/8/01          973,684            865,410           919,732               --          54,322
         EUR            6/11/01        1,977,121          1,779,046         1,867,746               --          88,700
         EUR            6/12/01        2,079,950          2,043,286         1,964,948           78,338              --
         EUR            6/14/01        1,152,900          1,017,265         1,089,225               --          71,960
         EUR            6/15/01          595,339            527,471           562,476               --          35,005
         EUR            10/5/01          840,485            745,586           797,077               --          51,491
         EUR           12/21/01          608,000            548,373           577,787               --          29,414
         EUR           12/27/01          868,861            795,806           825,837               --          30,031
         GBP            1/26/01        6,047,065          8,840,326         9,046,971               --         206,645
         GBP            1/26/01           88,586            128,229           132,533               --           4,304
         GBP            1/26/01           54,251             78,531            81,165               --           2,634
         GBP            1/26/01          255,000            366,410           381,504               --          15,094
         GBP            1/26/01          101,697            146,037           152,148               --           6,111
         ILS            2/15/01        2,775,000            671,880           684,391               --          12,511
         ILS            2/28/01        1,264,545            306,000           311,695               --           5,695
         ILS             3/9/01        4,870,670          1,178,369         1,200,027               --          21,658
         JPY            1/26/01      866,974,647          8,132,055         7,616,442          515,613              --
         JPY            1/26/01      204,256,848          1,908,318         1,794,412          113,906              --
         JPY            1/26/01        4,139,850             39,000            36,369            2,631              --
         JPY            1/26/01       29,829,593            282,000           262,055           19,945              --
         JPY            1/26/01        3,158,595             29,700            27,749            1,951              --
         JPY            1/26/01      581,310,912          5,432,000         5,106,863          325,137              --
         JPY            1/26/01       69,902,366            657,905           614,098           43,807              --
         JPY            1/26/01        8,093,390             76,360            71,101            5,259              --
         JPY            1/26/01        4,697,653             43,042            41,269            1,773              --
         JPY            1/26/01        4,047,476             36,928            35,557            1,371              --
         JPY            1/26/01        8,293,360             75,504            72,858            2,646              --
         JPY            1/26/01        4,081,632             36,600            35,857              743              --
         JPY            1/26/01       10,936,800             98,000            96,081            1,919              --
         JPY            1/26/01        8,231,260             72,753            72,312              441              --
         MXN            1/24/01        9,700,000            939,467           999,845               --          60,378
         PEN            2/14/01        4,020,000          1,117,287         1,129,943               --          12,656
         PLN            1/10/01        1,345,000            286,903           324,261               --          37,358
         PLN             3/2/01        8,360,000          1,762,337         1,979,452               --         217,115
         PLN             3/6/01        1,572,970            322,000           371,995               --          49,995
         PLN             3/6/01        3,432,030            722,533           811,647               --          89,114
         PLN            3/12/01        4,761,075            995,000         1,123,928               --         128,928
         PLN            3/12/01          301,483             63,402            71,170               --           7,768
         PLN            3/21/01        1,415,000            296,695           333,134               --          36,439
         SEK            1/26/01        1,849,294            191,488           196,286               --           4,798
         SKK             3/9/01       44,650,000            891,725           941,104               --          49,379
         SKK            3/20/01       60,910,000          1,227,418         1,283,202               --          55,784
         SKK            3/22/01        2,894,100             58,185            60,965               --           2,780
                                                       ------------      ------------       ----------      ----------
Total Forward Foreign Currency Sale Contracts          $117,976,704      $122,276,573        1,331,901       5,631,770
                                                       ============      ============       ----------      ----------
Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts          $6,479,497      $6,876,218
                                                                                            ==========      ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                        PRINCIPAL
                                                          AMOUNT
DESCRIPTION                                                (000)        VALUE
----------------------------------------                ----------  ------------
LAZARD MORTGAGE PORTFOLIO
MORTGAGE PASS-THROUGH
 SECURITIES--79.1%
 Federal Home Loan Mortgage Corp.:
  6.50%, TBA 01/01 .............................            $37        $ 36,515
  7.50%, TBA 01/01 .............................             42          42,643
                                                                       --------
TOTAL MORTGAGE PASS-THROUGH
 SECURITIES
  (Identified cost $79,116) ....................                         79,158
                                                                       --------
U.S. GOVERNMENT SECURITY--19.3%
 Federal Home Loan Mortgage Corp.,
  6.25%, 07/15/04
  (Identified cost $19,332) (f) ................             19          19,335
                                                                       --------
DISCOUNT NOTE--78.7%
 Federal Home Loan Mortgage Corp.,
  6.22%, 01/23/01
  (Identified cost $78,700) (f) ................             79          78,700
                                                                       --------
TOTAL INVESTMENTS
 (Identified cost $177,148) (b) ................          177.1%       $177,193
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..................................          (77.1)        (77,148)
                                                          -----        --------
NET ASSETS .....................................          100.0%       $100,045
                                                          =====        ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
66

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

                                                    AGGREGATE        AGGREGATE           NET
                                                      GROSS            GROSS          UNREALIZED
                                  AGGREGATE        UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                           COST          APPRECIATION     DEPRECIATION     (DEPRECIATION)
---------------------------   ----------------   --------------   --------------   ---------------
  Equity                       $  244,957,758     $ 40,040,248     $ 34,524,139     $   5,516,109
  Mid Cap                          19,924,329        3,193,579        1,105,466         2,088,113
  Small Cap                       723,501,155      164,663,087       86,416,644        78,246,443
  Global Equity                   114,512,147        9,347,500       13,833,920        (4,486,420)
  International Equity          3,087,826,860      407,297,663      290,616,313       116,681,350
  International Small Cap         342,884,624       49,058,118       32,527,554        16,530,564
  Emerging Markets                379,773,974       37,229,788       80,911,302       (43,681,514)
  Bond                             63,294,120        1,309,978        1,063,594           246,384
  High Yield                       90,007,848          228,441       14,936,899       (14,708,458)
  International Fixed-
   Income                          85,691,087        3,098,765        4,037,549          (938,784)
  Strategic Yield                 260,607,068        1,115,111       16,464,113       (15,349,002)
  Mortgage                            177,148               47                2                45


(c) At December 31, 2000, Small Cap Portfolio held the following security which was a private placement and therefore restricted as to resale, and valued at zero:

                                      ACQUISITION     ACQUISITION
SECURITY                                  DATE           COST
------------------------------------ -------------   ------------
  Interactive Light Holdings, Inc.,
   10.00%, 02/07/01                    1/25/99       $1,000,000


    Interactive Light Holdings, Inc. is valued as determined in good faith and in accordance with the procedures adopted by the Board of Directors. Small Cap Portfolio will bear any cost, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such security.

(d) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $9,642,588, $3,726,518, $2,178,029, $14,175,366, $2,573,034 and
    $19,084,317, or 2.81%, 1.15%, 3.28%, 17.87%, 2.97% and 7.64% of the net
    assets of International Small Cap Portfolio, Emerging Markets Portfolio, Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio, respectively.

(e) Variable rate security. Interest rate shown is the rate in effect at December 31, 2000.

(f) Segregated security for when-issued purchases and/or forward foreign currency contracts.

(g) Step-up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2000, which may step up at a future date.

(h) Principal amount denominated in respective country's currency unless otherwise noted.

(i) Structured Note.

(j) Interest-only security. The principal amount shown represents the face value of the underlying security.

(k) Issue in default.

(l) Bankrupt security valued at zero.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

Abbreviations:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt
LTN--Letras do Tesouro Nacional (Brazilian sovereign debt)
MSB--Monetary Stabilization Bond
TBA--To Be Announced

CURRENCY TERMS
------------------------------
ARS--Argentine Peso           INR--Indian Rupee
AUD--Australian Dollar        JPY--Japanese Yen
BRL--Brazilian Real           KES--Kenyan Shilling
CAD--Canadian Dollar          KRW--South Korean Won
CHF--Swiss Franc              MXN--Mexican Peso
CLP--Chilean Peso             NLG--Netherlands Guilder
CNY--Chinese Yuan Renminbi    PEN--Peruvian Nouveau Sol
COP--Colombian Peso           PHP--Philippine Peso
CRC--Costa Rican Colon        PLN--Polish Zloty
CZK--Czech Koruna             SAR--South African Rand
DEM--German Deutsche Mark     SEK--Swedish Krona
DKK--Danish Krone             SKK--Slovakian Koruna
EUR--Euro                     SVC--El Salvador Colon
FRF--French Franc             TWD--Taiwan Dollar
GBP--British Pound Sterling   USD--United States Dollar
HUF--Hungarian Forint         UYU--Uruguayan Peso
ILS--Israeli Shekel           VEB--Venezuelan Bolivar

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
68

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                     LAZARD          LAZARD            LAZARD            LAZARD
                                                     GLOBAL      INTERNATIONAL     INTERNATIONAL        EMERGING
                                                     EQUITY          EQUITY          SMALL CAP           MARKETS
                                                   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                  -----------   ---------------   ---------------   ----------------
INDUSTRY
Advertising ...................................         --%           --%           2.0%                 --%
Aerospace & Defense ...........................        2.0           1.2             --                  --
Apparel & Textiles ............................         --            --            2.4                  --
Automotive ....................................        2.3           2.6            1.3                  --
Banking & Financial Services ..................       19.7          24.6            8.4                16.7
Brewery .......................................        1.9           1.5             --                 4.7
Broadcasting ..................................         --            --            0.7                 1.6
Business Services & Supplies ..................        1.4            --           10.1                  --
Chemicals & Plastics ..........................        1.3           2.7            0.2                  --
Commercial Services ...........................        0.3           0.5             --                 0.5
Computer Software .............................        1.0            --            1.9                 3.3
Computers & Business Equipment ................        2.6            --            1.3                 0.9
Conglomerates .................................         --            --             --                 0.7
Construction Materials ........................        0.7           1.0             --                 1.1
Construction & Mining Equipment ...............         --            --            1.2                  --
Cosmetics & Toiletries ........................        1.2           1.5             --                  --
Distribution ..................................         --            --            0.4                  --
Diversified ...................................        3.7           1.2             --                  --
Drugs & Health Care ...........................       13.3           8.1            5.9                 1.0
Electrical Equipment ..........................         --            --             --                 2.3
Electronics ...................................        5.9           7.4            4.3                 1.9
Food & Beverages ..............................        5.8           3.4            5.8                 1.3
Forest Products ...............................        0.9           1.0             --                  --
Holding Company-Diversified ...................         --            --            2.1                  --
Hotels & Restaurants ..........................        1.4            --            1.5                  --
Household Products & Home Furnishings .........         --           1.2            6.8                 0.7
Industrial & Machinery ........................         --            --            4.2                  --
Insurance .....................................        5.5           7.8            5.4                 4.6
Leisure & Entertainment .......................         --            --            1.9                  --
Manufacturing .................................        0.6           3.4            0.6                  --
Medical Products ..............................         --            --            2.7                  --
Medical Supplies ..............................         --            --            1.1                  --
Metals & Mining ...............................        1.0           1.3             --                 3.3
Multimedia ....................................        2.1           1.1             --                  --
Oil & Gas .....................................        6.4           6.3             --                 4.8
Paper Products ................................         --            --             --                 0.6
Petrochemicals ................................         --            --             --                 1.9
Printing ......................................         --            --            1.0                  --
Publishing ....................................         --           2.4            4.7                  --
Repurchase Agreements .........................        2.5           4.3            7.3                 8.7
Retail ........................................        2.4           3.4           11.4                 3.9
Semiconductor & Components ....................        1.2            --             --                  --
Semiconductor Manufacturers ...................         --            --             --                 1.9
Services ......................................         --            --            3.9                  --
Steel .........................................         --            --            0.8                 4.1
Telecommunications ............................        9.2           9.2             --                25.0
Telephone .....................................         --            --             --                 2.9
Tobacco .......................................         --            --            3.3                 2.6
Utilities .....................................         4.3          4.7             --                 3.0
                                                      -----        -----          -----               -----
Total Investments .............................       100.6%       101.8%         104.6%              104.0%
                                                      =====        =====          =====               =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY ASSET TYPE, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                        LAZARD         LAZARD
                                                    INTERNATIONAL     STRATEGIC
                                                     FIXED-INCOME       YIELD
                                                      PORTFOLIO       PORTFOLIO
                                                   ---------------   -----------
ASSET TYPE
Asset-Backed Securities ........................        1.5%            31.5%
Collateralized Mortgage Obligations ............         --              0.5
Corporate Bonds ................................       54.2             21.0
Discount Notes .................................        8.0             33.4
Foreign Government Obligations .................       26.4              5.4
Preferred Stocks ...............................         --              1.0
Structured Notes ...............................        1.1              5.1
U.S. Government and Agency Obligations .........        6.5              0.3
                                                       -----          -------
Total Investments ..............................       97.7%            98.2%
                                                       =====          =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
70

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                                                          LAZARD
                                                                          LAZARD         LAZARD           LAZARD          GLOBAL
                                                                          EQUITY        MID CAP         SMALL CAP         EQUITY
                                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  -----------------  --------------- --------------- --------------
ASSETS
Investments in securities, at value (cost $244,791,310,
 $19,570,328, $721,553,785, $114,170,788, $3,064,463,449,
 $342,648,346, $376,903,225, $63,157,323, $89,206,451,
 $85,301,125, $259,833,720, and $177,148, respectively) .........   $ 250,473,867    $  22,012,442    $801,747,598    $ 110,025,727
Cash ............................................................             528              689             772              865
Foreign currency (cost $0, $0, $0, $96,497, $3,186,278,
 $2,397,080, $83,475, $0,  $0, $745,420, $430,644, and
 $0, respectively)...............................................              --               --              --           97,868
Receivables for:
 Investments sold ...............................................       1,381,437          192,797       7,128,206               --
 Dividends and interest .........................................         347,348           26,906         471,120          108,760
 Capital stock sold .............................................         171,323           40,753         743,784              621
 Gross appreciation on foreign currency contracts ...............              --               --              --               --
Collateral for securities on loan, at value .....................              --               --              --        9,323,453
Due from Investment Manager .....................................              --               --              --               --
Deferred organizational and offering expenses ...................              --            8,884              --               --
                                                                    -------------    -------------    ------------    -------------
Total assets ....................................................     252,374,503       22,282,471     810,091,480      119,557,294
                                                                    -------------    -------------    ------------    -------------
LIABILITIES
Due to Custodian ................................................              --               --              --               --
Payables for:
 Investments purchased ..........................................       1,926,865          487,835       3,024,196          412,442
 Capital stock repurchased ......................................         554,143           14,496       8,610,158          171,905
 Dividends payable ..............................................              --               --              --               --
 Gross depreciation on foreign currency contracts ...............              --               --              --               --
Payable upon return of securities on loan .......................              --               --              --        9,323,453
Investment management fees payable ..............................         162,367           75,119         483,591          247,167
Accrued directors' fees payable .................................             990               79           2,631              346
Accrued distribution fees payable ...............................          12,330            1,480          13,506            1,111
Other accrued expenses and payables .............................          34,223           17,566          61,712           26,223
                                                                    -------------    -------------    ------------    -------------
Total liabilities ...............................................       2,690,918          596,575      12,195,794       10,182,647
                                                                    -------------    -------------    ------------    -------------
Net assets ......................................................     249,683,585       21,685,896     797,895,686      109,374,647
                                                                    =============    =============    ============    =============
NET ASSETS
Paid in capital .................................................     229,893,445       17,720,085     721,032,051      114,918,646
Undistributed (distributions in excess of)
 investment income--net .........................................              --               --         237,513          (27,330)
Unrealized appreciation (depreciation) on:
 Investments--net ...............................................       5,682,557        2,442,114      80,193,813       (4,145,061)
 Foreign currency--net                                                         --               --              --           (1,022)
Accumulated realized gain (loss)--net ...........................      14,107,583        1,523,697      (3,567,691)      (1,370,586)
                                                                    -------------    -------------    ------------    -------------
Net assets ......................................................   $ 249,683,585    $  21,685,896    $797,895,686    $ 109,374,647
                                                                    =============    =============    ============    =============
INSTITUTIONAL SHARES
Net assets ......................................................   $ 187,517,062    $  15,344,110    $730,179,029    $ 104,787,092
Shares of capital stock outstanding* ............................      11,217,212        1,350,976      40,414,908        8,445,174
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........   $       16.72    $       11.36    $      18.07    $       12.41
OPEN SHARES
Net assets ......................................................   $  62,166,523    $   6,341,786    $ 67,716,657    $   4,587,555
Shares of capital stock outstanding* ............................       3,722,698          561,206       3,753,674          369,340
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........   $       16.70    $       11.30    $      18.04    $       12.42

*$0.001 par value, 1,550,000,000 shares authorized for the Portfolios in total.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
72

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


     LAZARD            LAZARD           LAZARD                                            LAZARD          LAZARD
 INTERNATIONAL     INTERNATIONAL       EMERGING          LAZARD          LAZARD       INTERNATIONAL     STRATEGIC        LAZARD
     EQUITY          SMALL CAP         MARKETS            BOND         HIGH YIELD      FIXED-INCOME       YIELD         MORTGAGE
   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------- ----------------- --------------   --------------- ---------------- --------------- --------------- --------------





$3,204,508,210     $ 359,415,188    $ 336,092,460    $  63,540,504   $   75,299,390   $  84,752,303   $ 245,258,066    $  177,193
           323               152              398               --               --          60,342             155        21,341


     3,201,092         2,397,080           83,593               --               --         754,318         435,964            --

            --         1,228,496               --        2,889,157               --         186,748         508,685            --
     6,308,801           555,275          812,019          860,920        2,491,758       1,470,627       2,452,426           782
    31,291,605           245,440          688,652        3,899,318        2,016,479         348,967       4,381,489            --
            --                --               --               --               --       2,411,745       6,479,497            --
            --        21,292,871       84,562,807               --               --              --              --            --
            --                --               --               --               --              --              --         2,712
            --                --               --               --            9,665              --              --         1,364
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
 3,245,310,031       385,134,502      422,239,929       71,189,899       79,817,292      89,985,050     259,516,282       203,392
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------

            --                --               --          298,743          289,296              --              --            --

    46,312,897        16,463,567        8,312,317        4,468,026               --         955,304       1,600,250        99,230
    47,528,161         3,657,186        5,815,856               --               --          22,582             551            --
            --                --               --           33,998           20,843              --       1,038,649            36
            --                --               --               --               --       2,043,232       6,876,218            --
            --        21,292,871       84,562,807               --               --              --              --            --
     1,917,767           204,637          314,013           59,030          178,004         210,549         158,272            --
        10,599             1,142            1,170              219              329             284             928            --
        31,412               406            1,379            2,228            2,893           4,583           2,327            --
       349,695            57,597           82,642           23,243           22,084          29,474          44,281         4,081
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
    96,150,531        41,677,406       99,090,184        4,885,487          513,449       3,266,008       9,721,476       103,347
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
 3,149,159,500       343,457,096      323,149,745       66,304,412       79,303,843      86,719,042     249,794,806       100,045
==============     =============    =============    =============   ==============   =============   =============    ==========

 3,008,756,675       335,007,163      411,337,673       73,362,862      116,177,959      88,933,054     318,327,203        99,989

   (14,949,699)          (14,360)         437,094         (160,984)              --        (368,689)     (3,812,332)           11

   140,044,761        16,766,842      (40,810,765          383,181      (13,907,061)       (548,822)    (14,575,654)           45
      (400,331)          (73,623)         (10,701               --               --         380,458        (381,893)           --
    15,708,094        (8,228,926)     (47,803,556       (7,280,647)     (22,967,055)     (1,676,959)    (49,762,518)           --
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
$3,149,159,500     $ 343,457,096    $ 323,149,745    $  66,304,412   $   79,303,843   $  86,719,042   $ 249,794,806    $  100,045
==============     =============    =============    =============   ==============   =============   =============    ==========

$3,001,933,106     $ 341,807,775    $ 317,690,844    $  54,847,226   $   65,751,975   $  63,409,268   $ 240,161,770    $  100,045
   223,097,242        27,193,777       42,246,142        5,852,741       10,008,954       6,606,781      30,161,493        10,000
$        13.46     $       12.57    $        7.52    $        9.37   $         6.57   $        9.60   $        7.96    $    10.00

$  147,226,394     $   1,649,321    $   5,458,901    $  11,457,186   $   13,551,868   $  23,309,774   $   9,633,036    $       --
    10,976,004           131,623          724,435        1,222,954        2,061,919       2,444,698       1,209,528            --
$        13.41     $       12.53    $        7.54    $        9.37   $         6.57   $        9.53   $        7.96    $       --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                                         LAZARD
                                                                        LAZARD          LAZARD          LAZARD           GLOBAL
                                                                        EQUITY          MID CAP       SMALL CAP          EQUITY
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                   ---------------- -------------- --------------- -----------------

INVESTMENT INCOME
INCOME:
 Interest ........................................................  $     255,856    $    33,247    $  2,142,734    $      225,051
 Dividends .......................................................      5,631,624        320,063       9,650,214         1,390,476
                                                                    -------------   ------------    ------------   ---------------
Total investment income* .........................................      5,887,480        353,310      11,792,948         1,615,527
                                                                    -------------   ------------    ------------   ---------------
EXPENSES:
 Management fees .................................................      2,581,415        211,418       6,566,031           697,033
 Administration fees .............................................        113,848         50,641         220,106            63,592
 Distribution fees (Open Shares) .................................        226,792         19,659         163,695            15,067
 Custodian fees ..................................................        112,802         59,143         191,197           129,785
 Professional services ...........................................         40,777         32,869          53,745            34,197
 Registration fees ...............................................         29,876         20,814          37,126            20,792
 Shareholders' services ..........................................         68,319         50,771         103,616            48,193
 Directors' fees and expenses ....................................         16,146            845          41,646             3,914
 Shareholders' reports ...........................................         10,491          2,866          20,756             2,221
 Amortization of organizational and offering expenses ............             --          4,842              --               183
 Other ...........................................................         13,167          1,995          30,374             3,815
                                                                    -------------   ------------    ------------   ---------------
Total expenses before fees waived and expenses reimbursed ........      3,213,633        455,863       7,428,292         1,018,792
 Management fees waived and expenses reimbursed ..................             --       (136,299)             --           (24,866)
 Expense reductions ..............................................             --             --          (8,902)               --
                                                                    -------------   ------------    ------------   ---------------
Expenses--net ....................................................      3,213,633        319,564       7,419,390           993,926
                                                                    -------------   ------------    ------------   ---------------
INVESTMENT INCOME (LOSS)--NET ....................................      2,673,847         33,746       4,373,558           621,601
                                                                    -------------   ------------    ------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY--NET
 Realized gain (loss) on:
  Investments--net** .............................................     57,395,103      1,926,999      (2,188,363)        3,838,384
  Foreign currency--net ..........................................             --             --              --           (66,175)
 Change in net unrealized appreciation (depreciation) on:
  Investments--net ...............................................    (72,695,600)     3,016,366     123,418,898       (13,499,001)
  Foreign currency--net ..........................................             --             --              --               283
                                                                    -------------   ------------    ------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY--NET ...........................    (15,300,497)     4,943,365     121,230,535        (9,726,509)
                                                                    -------------   ------------    ------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .................................................  $ (12,626,650)   $ 4,977,111    $125,604,093    $   (9,104,908)
                                                                    =============   ============    ============   ===============
*Net of foreign withholding taxes of .............................  $       6,643    $        --    $         --    $      132,203
                                                                    =============   ============    ============   ===============
**Net of foreign capital gains taxes of ..........................  $          --    $        --    $         --    $           --
                                                                    =============   ============    ============   ===============


*** Portfolio commenced operations on December 29, 2000.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
74

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



    LAZARD            LAZARD            LAZARD                                           LAZARD          LAZARD
INTERNATIONAL     INTERNATIONAL        EMERGING         LAZARD          LAZARD       INTERNATIONAL      STRATEGIC         LAZARD
    EQUITY          SMALL CAP          MARKETS           BOND         HIGH YIELD      FIXED-INCOME        YIELD          MORTGAGE
  PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO***
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------



$    6,709,734   $    1,145,736    $    1,578,981   $    5,820,322   $  11,373,066   $   3,707,061    $   22,494,624   $        41
    55,164,907        5,047,546         5,597,190               --         815,633             672           738,732            --
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    61,874,641        6,193,282         7,176,171        5,820,322      12,188,699       3,707,733        23,233,356            41
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------

    25,120,125        2,208,823         3,820,972          403,761         702,233         569,894         2,248,959             3
       479,973          103,922           121,434           61,154          63,731          60,201           104,980            --
       375,655            5,466            22,326           26,379          37,671          28,022            35,411            --
     3,216,474          432,684           766,486           99,352          81,907         167,752           288,686            --
       110,175           38,628            40,950           34,114          34,260          33,971            39,018         3,500
        56,153           27,923            27,195           24,713          22,972          24,717            28,639            --
       137,632           55,840            60,546           51,748          45,926          52,744            58,297         1,050
       160,290           13,490            17,868            3,350           3,995           3,119            13,959            --
        39,677            5,966             7,498            3,864             967             553             7,524            25
            --               --                --               --           4,842              --                --            11
       109,275            9,914            16,063            3,686           3,931           4,401            12,697           100
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    29,805,429        2,902,656         4,901,338          712,121       1,002,435         945,374         2,838,170         4,689
            --          (18,438)          (17,500)         (17,519)       (249,229)        (87,985)               --        (4,684)
            --           (2,050)          (32,913)              --          (5,776)             --            (1,547)           --
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    29,805,429        2,882,168         4,850,925          694,602         747,430         857,389         2,836,623             5
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    32,069,212        3,311,114         2,325,246        5,125,720      11,441,269       2,850,344        20,396,733            36
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------



   361,195,634       10,056,048         6,887,889       (2,622,044)    (15,237,238)     (3,262,012)      (29,292,054)           --
    (9,369,306)        (770,174)         (587,919)              --              --      (1,830,525)       18,200,453            --

  (756,737,934)     (24,534,929)     (134,772,317)       2,696,711     (11,917,431)     (1,817,176)         (142,351)           45
      (240,974)         (65,871)          (16,272)              --              --         615,939        (4,988,482)           --
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------

  (405,152,580)     (15,314,926)     (128,488,619)          74,667     (27,154,669)     (6,293,774)      (16,222,434)           45
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------

$ (373,083,368)  $  (12,003,812)   $ (126,163,373)  $    5,200,387   $ (15,713,400)  $  (3,443,430)   $    4,174,299   $        81
==============   ==============    ==============   ==============   =============   =============    ==============   ===========
$    8,734,880   $      722,171    $      598,757   $           --   $          --   $       7,221    $          370   $        --
==============   ==============    ==============   ==============   =============   =============    ==============   ===========
$           --   $           --    $      258,170   $           --   $          --   $       5,256    $       54,278   $        --
==============   ==============    ==============   ==============   =============   =============    ==============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                         LAZARD EQUITY PORTFOLIO
                                                                                  --------------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                  ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................   $    2,673,847      $    5,713,817
 Realized gain (loss) on investments and foreign currency--net ..................       57,395,103          22,683,544
 Change in unrealized appreciation (depreciation)--net ..........................      (72,695,600)         (7,619,666)
                                                                                    --------------      --------------
Net increase (decrease) in net assets resulting from operations .................      (12,626,650)         20,777,695
                                                                                    --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................       (2,231,410)         (4,442,659)
  Open Shares ...................................................................         (534,416)         (1,298,892)
 From realized gains--net
  Institutional Shares ..........................................................      (34,523,152)        (22,408,104)
  Open Shares ...................................................................      (11,843,078)         (7,906,169)
 In excess of investment income--net
  Institutional Shares ..........................................................          (16,449)                 --
  Open Shares ...................................................................           (3,939)                 --
 In excess of realized gains--net
  Institutional Shares ..........................................................               --                  --
  Open Shares ...................................................................               --                  --
                                                                                    --------------      --------------
Net decrease in net assets resulting from distributions .........................      (49,152,444)        (36,055,824)
                                                                                    --------------      --------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ..........................................................       61,385,178         161,627,546
  Open Shares ...................................................................       27,266,542          84,343,406
 Net proceeds in connection with acquisition of Bantam Value Portfolio
  Institutional Shares ..........................................................               --                  --
  Open Shares ...................................................................               --                  --
 Net proceeds from reinvestment of distributions
  Institutional Shares ..........................................................       35,428,274          26,163,636
  Open Shares ...................................................................       12,240,399           9,119,227
 Cost of shares redeemed
  Institutional Shares ..........................................................     (240,500,025)       (158,758,835)
  Open Shares ...................................................................      (84,011,522)        (86,312,838)
                                                                                    --------------      --------------
Net increase (decrease) in net assets from capital stock transactions ...........     (188,191,154)         36,182,142
                                                                                    --------------      --------------
Total increase (decrease) in net assets .........................................     (249,970,248)         20,904,013
Net assets at beginning of year .................................................      499,653,833         478,749,820
                                                                                    --------------      --------------
Net assets at end of year* ......................................................   $  249,683,585      $  499,653,833
                                                                                    ==============      ==============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of year ........................................       17,915,506          16,605,093
                                                                                    --------------      --------------
 Shares sold ....................................................................        3,066,282           7,217,805
 Shares issued in connection with acquisition of Bantam Value Portfolio .........               --                  --
 Shares issued to shareholders from reinvestment of distributions ...............        2,103,844           1,227,452
 Shares repurchased .............................................................      (11,868,420)         (7,134,844)
                                                                                    --------------      --------------
 Net increase (decrease) ........................................................       (6,698,294)          1,310,413
                                                                                    --------------      --------------
 Shares outstanding at end of year ..............................................       11,217,212          17,915,506
                                                                                    ==============      ==============
OPEN SHARES:
 Shares outstanding at beginning of year ........................................        5,796,320           5,406,563
                                                                                    --------------      --------------
 Shares sold ....................................................................        1,349,595           3,792,337
 Shares issued in connection with acquisition of Bantam Value Portfolio .........               --                  --
 Shares issued to shareholders from reinvestment of distributions ...............          723,431             426,832
 Shares repurchased .............................................................       (4,146,648)         (3,829,412)
                                                                                    --------------      --------------
 Net increase (decrease) ........................................................       (2,073,622)            389,757
                                                                                    --------------      --------------
 Shares outstanding at end of year ..............................................        3,722,698           5,796,320
                                                                                    ==============      ==============
*Includes undistributed (distributions in excess of) investment income--net .....   $           --      $       91,979
                                                                                    ==============      ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
76

================================================================================



--------------------------------------------------------------------------------

       LAZARD MID CAP PORTFOLIO               LAZARD SMALL CAP PORTFOLIO            LAZARD GLOBAL EQUITY PORTFOLIO
--------------------------------------- --------------------------------------- --------------------------------------
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
 DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999
------------------- ------------------- ------------------- ------------------- ------------------- ------------------


  $       33,746      $        92,535     $   4,373,558      $      6,943,540     $       621,601    $        756,323
       1,926,999            3,443,959        (2,188,363)          104,474,693           3,772,209           2,892,793
       3,016,366           (2,411,437)      123,418,898          (133,084,218)        (13,498,718)          6,397,713
----------------      ---------------     --------------     ----------------     ---------------    ----------------
       4,977,111            1,125,057       125,604,093           (21,665,985)         (9,104,908)         10,046,829
----------------      ---------------     --------------     ----------------     ---------------    ----------------


         (33,230)             (85,319)      (10,388,013)           (6,644,255)           (575,574)           (720,338)
            (516)             (20,147)         (532,442)             (425,376)            (11,974)            (62,237)

      (2,769,172)            (374,199)      (38,162,495)          (51,857,819)         (3,980,195)         (2,116,975)
        (836,056)            (134,758)       (2,720,892)           (4,948,488)           (187,255)           (204,954)

         (12,330)              (1,176)               --                    --                  --            (146,012)
            (192)                (278)               --                    --                  --             (12,615)

              --                   --              (110)                   --          (1,364,417)                 --
              --                   --                  (8)                 --             (64,191)                 --
----------------      ---------------     ----------------   ----------------     ---------------    ----------------
      (3,651,496)            (615,877)      (51,803,960)          (63,875,938)         (6,183,606)         (3,263,131)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------


       4,440,827            2,700,743       461,592,135           547,345,994          58,276,470         378,158,687
       3,970,363            8,445,908        89,818,313            74,792,124           1,044,736           2,661,134

              --                   --                --            26,354,774                  --                  --
              --                   --                --             3,571,473                  --                  --

       2,330,690              410,589        42,677,429            53,233,833           5,856,440           2,671,819
         705,002              144,681         3,220,070             5,313,688             211,837             234,521

     (19,643,155)         (31,356,602)     (748,772,609)       (1,050,552,721)         (8,488,632)       (341,154,104)
     (12,988,297)         (11,385,727)     (117,797,644)          (86,209,652)         (2,056,550)         (2,071,191)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
     (21,184,570)         (31,040,408)     (269,262,306)         (426,150,487)         54,844,301          40,500,866
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
     (19,858,955)         (30,531,228)     (195,462,173)         (511,692,410)         39,555,787          47,284,564
      41,544,851           72,076,079       993,357,859         1,505,050,269          69,818,860          22,534,296
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
  $   21,685,896      $    41,544,851     $ 797,895,686      $    993,357,859     $   109,374,647    $     69,818,860
================      ===============     ===============    ================     ===============    ================


       2,553,780            5,327,538        54,749,412            81,187,480           4,366,106           1,347,859
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
         392,767              253,804        27,339,672            31,129,994           4,239,184          26,763,658
              --                   --                --             1,385,450                  --                  --
         229,218               39,427         2,550,600             3,315,054             478,921             189,315
      (1,824,789)          (3,066,989)      (44,224,776)          (62,268,566)           (639,037)        (23,934,726)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
      (1,202,804)          (2,773,758)      (14,334,504)          (26,438,068)          4,079,068           3,018,247
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
       1,350,976            2,553,780        40,414,908            54,749,412           8,445,174           4,366,106
================      ===============     ===============    ================     ===============    ================

       1,306,121            1,564,634         5,233,657             5,391,454             430,069             366,528
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
         372,166              810,630         5,305,280             4,303,821              75,852             188,541
              --                   --                --               188,462                  --                  --
          69,868               14,014           193,580               333,269              17,215              16,602
      (1,186,949)          (1,083,157)       (6,978,843)           (4,983,349)           (153,796)           (141,602)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
        (744,915)            (258,513)       (1,479,983)             (157,797)            (60,729)             63,541
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
         561,206            1,306,121         3,753,674             5,233,657             369,340             430,069
================      ===============     ===============    ================     ===============    ================
  $           --      $            --     $     237,513      $      6,823,150     $       (27,330)   $        (11,483)
================      ===============     ===============    ================     ===============    ================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                  LAZARD INTERNATIONAL EQUITY PORTFOLIO
                                                                                  --------------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                  ------------------- ------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................  $     32,069,212    $     67,316,342
 Realized gain (loss) on investments and foreign currency--net ..................       351,826,328         267,284,910
 Change in unrealized appreciation (depreciation)--net ..........................      (756,978,908)        405,129,866
                                                                                   ----------------    ----------------
Net increase (decrease) in net assets resulting from operations .................      (373,083,368)        739,731,118
                                                                                   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................       (34,532,302)        (70,479,560)
   Open Shares ..................................................................        (1,430,879)         (2,472,196)
 From realized gains--net
  Institutional Shares ..........................................................      (352,683,226)       (191,266,859)
   Open Shares ..................................................................       (17,721,930)         (7,348,292)
 In excess of investment income--net
  Institutional Shares ..........................................................                --         (32,606,665)
   Open Shares ..................................................................                --          (1,143,737)
 In excess of realized gains--net
  Institutional Shares ..........................................................                --                  --
   Open Shares ..................................................................                --                  --
                                                                                   ----------------    ----------------
Net decrease in net assets resulting from distributions .........................      (406,368,337)       (305,317,309)
                                                                                   ----------------    ----------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
   Institutional Shares .........................................................     2,499,587,908       1,567,830,033
   Open Shares ..................................................................       425,016,149         290,150,531
 Net proceeds from reinvestment of distributions
   Institutional Shares .........................................................       365,319,055         274,265,893
   Open Shares ..................................................................        16,449,785           9,632,374
 Cost of shares redeemed
   Institutional Shares .........................................................    (2,701,895,463)     (1,557,031,320)
   Open Shares ..................................................................      (398,090,043)       (223,629,942)
                                                                                   ----------------    ----------------
Net increase (decrease) in net assets from capital stock transactions ...........       206,387,391         361,217,569
                                                                                   ----------------    ----------------
Total increase (decrease) in net assets .........................................      (573,064,314)        795,631,378
Net assets at beginning of year .................................................     3,722,223,814       2,926,592,436
                                                                                   ----------------    ----------------
Net assets at end of year* ......................................................  $  3,149,159,500    $  3,722,223,814
                                                                                   ================    ================
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of year ........................................       207,337,268         189,079,168
                                                                                   ----------------    ----------------
 Shares sold ....................................................................       161,834,339          97,266,494
 Shares issued to shareholders from reinvestment of distributions ...............        26,927,629          16,569,235
 Shares repurchased .............................................................      (173,001,994)        (95,577,629)
                                                                                   ----------------    ----------------
 Net increase (decrease) ........................................................        15,759,974          18,258,100
                                                                                   ----------------    ----------------
 Shares outstanding at end of year ..............................................       223,097,242         207,337,268
                                                                                   ================    ================
OPEN SHARES:
 Shares outstanding at beginning of year ........................................         7,994,053           3,106,682
                                                                                   ----------------    ----------------
 Shares sold ....................................................................        27,888,419          18,015,062
 Shares issued to shareholders from reinvestment of distributions ...............         1,217,140             582,110
 Shares repurchased .............................................................       (26,123,608)        (13,709,801)
                                                                                   ----------------    ----------------
 Net increase (decrease) ........................................................         2,981,951           4,887,371
                                                                                   ----------------    ----------------
 Shares outstanding at end of year ..............................................        10,976,004           7,994,053
                                                                                   ================    ================
*Includes undistributed (distributions in excess of) investment income--net .....  $    (14,949,699)   $    (48,028,440)
                                                                                   ================    ================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
78

================================================================================



--------------------------------------------------------------------------------

    LAZARD INTERNATIONAL SMALL CAP
               PORTFOLIO                   LAZARD EMERGING MARKETS PORTFOLIO            LAZARD BOND PORTFOLIO
--------------------------------------- --------------------------------------- --------------------------------------
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
 DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999
------------------- ------------------- ------------------- ------------------- ------------------- ------------------



  $     3,311,114     $    2,219,317      $    2,325,246      $    3,798,049      $    5,125,720     $    6,509,592
        9,285,874          1,257,458           6,299,970            (929,711)         (2,622,044)        (4,899,519)
      (24,600,800)        42,610,498        (134,788,589)        170,956,951           2,696,711         (2,234,468)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      (12,003,812)        46,087,273        (126,163,373)        173,825,289           5,200,387           (624,395)
-----------------   ----------------      --------------      --------------    ----------------    ---------------


       (2,695,984)        (1,852,846)           (821,557)         (4,349,612)         (4,464,115)        (5,357,536)
           (5,161)           (17,000)                 --             (79,945)           (645,952)          (671,175)

      (11,427,142)        (1,722,369)                 --                  --                  --                 --
          (62,848)           (22,299)                 --                  --                  --                 --


               --                 --                  --            (122,189)             (7,849)          (478,824)
               --                 --                  --              (2,246)             (1,136)           (59,985)

       (7,416,389)                --                  --                  --                  --                 --
          (40,790)                --                  --                  --                  --                 --
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      (21,648,314)        (3,614,514)           (821,557)         (4,553,992)         (5,119,052)        (6,567,520)
-----------------   ----------------      --------------      --------------    ----------------    ---------------



      315,369,343         60,812,490         391,151,848         181,437,898          67,422,399        363,141,029
        9,859,578          1,056,862           1,805,250          14,452,309          19,635,208          5,171,755

       20,585,318          3,347,465             750,606           3,865,326           3,918,798          5,137,228
          106,983             34,262                  --              75,410             581,833            653,992

     (178,275,031)      (66,183,628)        (415,547,373)       (183,031,252)     (108,057,252)       (370,764,169)
      (10,662,003)       (1,840,507)          (3,794,685)        (16,525,857)      (20,439,987)         (8,608,945)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      156,984,188        (2,773,056)         (25,634,354)            273,834       (36,939,001)         (5,269,110)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      123,332,062        39,699,703         (152,619,284)        169,545,131       (36,857,666)        (12,461,025)
      220,125,034       180,425,331          475,769,029         306,223,898       103,162,078         115,623,103
-----------------   ----------------      --------------      --------------    ----------------    ---------------
  $   343,457,096    $  220,125,034       $  323,149,745      $  475,769,029    $   66,304,412      $  103,162,078
=================   ================      ==============      ==============    ================    ===============


       15,418,580        15,590,528           43,466,805          42,950,229         9,853,933          10,154,742
-----------------   ----------------      --------------      --------------    ----------------    ---------------
       22,800,776         5,033,426           42,815,951          23,270,856         7,296,990          38,115,392
        1,661,402           255,727               98,259             395,536           425,174             538,765
      (12,686,981)       (5,461,101)         (44,134,873)        (23,149,816)      (11,723,356)        (38,954,966)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
       11,775,197          (171,948)          (1,220,663)            516,576        (4,001,192)           (300,809)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
       27,193,777        15,418,580           42,246,142          43,466,805         5,852,741           9,853,933
=================   ================      ==============      ==============    ================    ===============

          173,602           232,449              977,024           1,176,048         1,248,705           1,540,500
-----------------   ----------------      --------------      --------------    ----------------    ---------------
          755,609            93,525              185,304           2,069,221         2,118,772             534,487
            8,621             2,602                   --               7,481            63,104              68,542
         (806,209)         (154,974)            (437,893)         (2,275,726)       (2,207,627)           (894,824)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
          (41,979)          (58,847)            (252,589)           (199,024)          (25,751)           (291,795)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
          131,623           173,602              724,435             977,024         1,222,954           1,248,705
=================   ================      ==============      ==============    ================    ===============
  $       (14,360)   $      146,077       $      437,094      $     (525,783)   $     (160,984)     $     (551,061)
=================   ================      ==============      ==============    ================    ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

--------------------------------------------------------------------------------

                                                                                                LAZARD HIGH YIELD PORTFOLIO
                                                                                           --------------------------------------
                                                                                                YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                           ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ...........................................................    $  11,441,269       $  7,841,589
 Realized gain (loss) on investments, cross currency swaps and foreign currency--net .....      (15,237,238)        (5,468,472)
 Change in unrealized appreciation (depreciation)--net ...................................      (11,917,431)          (843,969)
                                                                                              -------------       ------------
Net increase (decrease) in net assets resulting from operations ..........................      (15,713,400)         1,529,148
                                                                                              -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ...................................................................       (9,618,423)        (7,707,773)
    Open Shares ..........................................................................       (1,823,113)          (133,823)
 From realized gains--net
  Institutional Shares ...................................................................               --                 --
    Open Shares ..........................................................................               --                 --
 In excess of investment income--net
  Institutional Shares ...................................................................               --             (9,851)
    Open Shares ..........................................................................               --               (171)
 In excess of realized gains--net
  Institutional Shares ...................................................................               --                 --
    Open Shares ..........................................................................               --                 --
 From capital--net
  Institutional Shares ...................................................................               --                 --
   Open Shares ...........................................................................               --                 --
                                                                                              -------------       ------------
Net decrease in net assets resulting from distributions ..................................      (11,441,536)        (7,851,618)
                                                                                              -------------       ------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
   Institutional Shares ..................................................................       25,318,514         45,382,021
   Open Shares ...........................................................................       18,463,169            999,125
 Net proceeds from reinvestment of distributions
   Institutional Shares ..................................................................        9,384,119          7,582,376
   Open Shares ...........................................................................        1,532,612            121,082
 Cost of shares redeemed
   Institutional Shares ..................................................................      (30,149,120)        (5,033,496)
   Open Shares ...........................................................................       (3,060,285)          (642,431)
                                                                                              -------------       ------------
Net increase (decrease) in net assets from capital stock transactions ....................       21,489,009         48,408,677
                                                                                              -------------       ------------
Total increase (decrease) in net assets ..................................................       (5,665,927)        42,086,207
Net assets at beginning of period ........................................................       84,969,770         42,883,563
                                                                                              -------------       ------------
Net assets at end of period* .............................................................    $  79,303,843       $ 84,969,770
                                                                                              =============       ============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ...............................................        9,535,605          4,453,235
                                                                                              -------------       ------------
 Shares sold .............................................................................        3,514,904          4,793,737
 Shares issued to shareholders from reinvestment of distributions ........................        1,219,224            833,182
 Shares repurchased ......................................................................       (4,260,779)          (544,549)
                                                                                              -------------       ------------
 Net increase (decrease) .................................................................          473,349          5,082,370
                                                                                              -------------       ------------
 Shares outstanding at end of period .....................................................       10,008,954          9,535,605
                                                                                              =============       ============
OPEN SHARES:
 Shares outstanding at beginning of period ...............................................          148,700            100,729
                                                                                              -------------       ------------
 Shares sold .............................................................................        2,162,719            108,247
 Shares issued to shareholders from reinvestment of distributions ........................          205,098             12,591
 Shares repurchased ......................................................................         (454,598)           (72,867)
                                                                                              -------------       ------------
 Net increase (decrease) .................................................................        1,913,219             47,971
                                                                                              -------------       ------------
 Shares outstanding at end of period .....................................................        2,061,919            148,700
                                                                                              =============       ============
*Includes undistributed (distributions in excess of) investment income--net ..............    $          --       $        267
                                                                                              =============       ============
** Portfolio commenced operations on December 29, 2000.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
80

================================================================================



--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO       LAZARD STRATEGIC YIELD PORTFOLIO         LAZARD MORTAGE PORTFOLIO**
-------------------------------------------   -----------------------------------------   ---------------------------
     YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED               PERIOD ENDED
 DECEMBER 31, 2000      DECEMBER 31, 1999      DECEMBER 31, 2000     DECEMBER 31, 1999         DECEMBER 31, 2000
-------------------   ---------------------   -------------------   -------------------   ---------------------------


  $    2,850,344          $     3,545,955       $   20,396,733        $   24,000,315         $         36
      (5,092,537)             (4,192,996)          (11,091,601)          (11,218,336)                  --
      (1,201,237)             (4,001,310)           (5,130,833)            4,041,759                   45
  --------------          --------------        --------------        --------------         ------------
      (3,443,430)             (4,648,351)            4,174,299            16,823,738                   81
  --------------          --------------        --------------        --------------         ------------


              --                      --           (24,763,188)          (22,570,103)                 (36)
              --                      --            (1,105,033)           (1,430,212)                  --


              --                (675,540)                   --                    --                   --
              --                 (34,819)                   --                    --                   --

              --                      --            (5,394,953)               (2,917)                  --
              --                      --              (240,745)                 (185)                  --

              --                    (146)                   --                    --                   --
              --                      (8)                   --                    --                   --

        (812,428)             (1,125,469)                   --                    --                   --
        (143,218)                (52,805)                   --                    --                   --
  --------------          --------------        --------------        --------------         ------------
        (955,646)             (1,888,787)          (31,503,919)          (24,003,417)                 (36)
  --------------          --------------        --------------        --------------         ------------


      10,333,776              27,539,426            72,949,621           191,948,304              100,000
      22,829,224               2,031,273            26,149,984           182,317,275                   --

         801,686               1,719,854            27,375,427            16,624,003                   --
         143,376                  83,838             1,089,388             1,205,221                   --

     (17,371,090)           (64,592,946)          (140,214,583)         (293,687,843)                  --
      (3,272,741)            (2,841,194)           (32,376,702)         (189,135,351)                  --
  --------------          --------------        --------------        --------------         ------------
      13,464,231            (36,059,749)           (45,026,865)          (90,728,391)             100,000
  --------------          --------------        --------------        --------------         ------------
       9,065,155            (42,596,887)           (72,356,485)          (97,908,070)             100,045
      77,653,887            120,250,774            322,151,291           420,059,361                   --
  --------------          --------------        --------------        --------------         ------------
  $   86,719,042         $    77,653,887        $  249,794,806        $  322,151,291         $    100,045
  ==============          ==============        ==============        ==============         ============


       7,252,221             10,782,322             34,670,734            44,107,303                   --
  --------------          --------------        --------------        --------------         ------------
       1,072,625              2,688,009              8,430,468            21,343,867               10,000
          84,099                170,799              3,278,451             1,863,022                   --
      (1,802,164)            (6,388,909)           (16,218,160)          (32,643,458)                  --
  --------------          --------------        --------------        --------------         ------------
        (645,440)            (3,530,101)            (4,509,241)           (9,436,569)              10,000
  --------------          --------------        --------------        --------------         ------------
       6,606,781              7,252,221             30,161,493            34,670,734               10,000
  ==============          ==============        ==============        ==============         ============

         372,893                444,293              1,816,497             2,489,504                   --
  --------------          --------------        --------------        --------------         ------------
       2,395,420                198,864              3,087,124            20,407,856                   --
          15,312                  8,366                129,992               135,127                   --
        (338,927)              (278,630)            (3,824,085)          (21,215,990)                  --
  --------------          --------------        --------------        --------------         ------------
       2,071,805                (71,400)              (606,969)             (673,007)                  --
  --------------          --------------        --------------        --------------         ------------
       2,444,698                372,893              1,209,528             1,816,497                   --
  ==============          ==============        ==============        ==============         ============
  $     (368,689)        $      (165,595)       $   (3,812,332)       $    6,042,917         $         11
  ==============          ==============        ==============        ==============         ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

                                                                                     YEAR ENDED
                                                     ---------------------------------------------------------------------------
                                                        12/31/00        12/31/99       12/31/98       12/31/97        12/31/96
INSTITUTIONAL SHARES                                 --------------   ------------   ------------   ------------   -------------
Net asset value, beginning of period .............     $  21.08         $ 21.75        $ 19.98        $ 19.24         $ 17.41
                                                       --------         -------        -------        -------         -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.17            0.26           0.28           0.22            0.33
 Net realized and unrealized gain (loss) .........        (0.79)           0.66           3.10           4.54            3.06
                                                       --------         -------        -------        -------         -------
 Total from investment operations ................        (0.62)           0.92           3.38           4.76            3.39
                                                       --------         -------        -------        -------         -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.23)          (0.26)         (0.26)         (0.22)          (0.33)
 Net realized gain ...............................        (3.51)          (1.33)         (1.35)         (3.80)          (1.23)
                                                       --------         -------        -------        -------         -------
 Total distributions .............................        (3.74)          (1.59)         (1.61)         (4.02)          (1.56)
                                                       --------         -------        -------        -------         -------
Net asset value, end of period ...................     $ 16.72          $ 21.08        $ 21.75        $ 19.98         $ 19.24
                                                       ========         =======        =======        =======         =======
TOTAL RETURN (a) .................................         (2.6)%           4.2%          17.3%          25.1%           19.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $187,517        $377,660       $361,126       $333,575        $278,605
Ratios to average net assets:
 Net expenses ....................................        0.86%           0.84%          0.85%          0.86%           0.89%
 Gross expenses ..................................        0.86%           0.84%          0.85%          0.87%           0.89%
 Net investment income ...........................        0.85%           1.14%          1.28%          1.00%           1.87%
Portfolio turnover rate ..........................          36%             62%            76%            78%             66%


                                                                     YEAR ENDED
                                                     -------------------------------------------    FOR THE PERIOD
                                                                                                      2/5/97* TO
                                                        12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $  21.05        $ 21.76        $ 19.99          $ 20.19
                                                       -------         -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.12           0.20           0.20             0.13
 Net realized and unrealized gain (loss) .........        (0.79)          0.65           3.12             3.62
                                                       --------        -------        -------          -------
 Total from investment operations ................        (0.67)          0.85           3.32             3.75
                                                       --------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.17)         (0.23)         (0.20)           (0.15)
 Net realized gain ...............................        (3.51)         (1.33)         (1.35)           (3.80)
                                                       --------        -------        -------          -------
 Total distributions .............................        (3.68)         (1.56)         (1.55)           (3.95)
                                                       --------        -------        -------          -------
Net asset value, end of period ...................     $ 16.70         $ 21.05        $ 21.76          $ 19.99
                                                       ========        =======        =======          =======
TOTAL RETURN (a) .................................       (2.9)%           3.9%          17.0%            18.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $62,167       $121,994       $117,624          $22,811
Ratios to average net assets:
 Net expenses (b) ................................        1.13%          1.10%          1.12%            1.22%
 Gross expenses (b) ..............................        1.13%          1.10%          1.12%            1.35%
 Net investment income (b) .......................        0.57%          0.89%          0.96%            0.60%
Portfolio turnover rate ..........................          36%            62%            76%              78%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
82

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

                                                                 YEAR ENDED                FOR THE PERIOD
                                                   --------------------------------------   11/4/97* TO
                                                     12/31/00     12/31/99     12/31/98       12/31/97
INSTITUTIONAL SHARES                               ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $ 10.78      $ 10.46      $ 10.26        $ 10.00
                                                     -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.02         0.02         0.05           0.02
 Net realized and unrealized gain (loss) .........      2.20         0.43         0.31           0.26
                                                     -------      -------      -------        -------
 Total from investment operations ................      2.22         0.45         0.36           0.28
                                                     -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.03)       (0.03)       (0.05)         (0.02)
 Net realized gain ...............................     (1.61)       (0.10)       (0.11)            --
                                                     -------      -------      -------        -------
 Total distributions .............................     (1.64)       (0.13)       (0.16)         (0.02)
                                                     -------      -------      -------        -------
Net asset value, end of period ...................   $ 11.36      $ 10.78      $ 10.46        $ 10.26
                                                     =======      =======      =======        =======
TOTAL RETURN (a) .................................     22.4%         4.4%         3.7%           2.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $15,344      $27,521      $55,731        $49,779
Ratios to average net assets:
 Net expenses (b) ................................     1.05%        1.05%        1.05%          1.05%
 Gross expenses (b) ..............................     1.50%        1.17%        1.23%          1.44%
 Net investment income (b) .......................     0.20%        0.23%        0.48%          1.02%
Portfolio turnover rate ..........................      152%         113%          86%             1%

                                                                 YEAR ENDED                FOR THE PERIOD
                                                   --------------------------------------   11/4/97* TO
                                                     12/31/00     12/31/99     12/31/98       12/31/97
OPEN SHARES                                        ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $ 10.74      $ 10.45      $ 10.26        $ 10.00
                                                     -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................     (0.01)       (0.01)        0.02           0.01
 Net realized and unrealized gain (loss) .........      2.18         0.42         0.32           0.26
                                                     -------      -------      -------        -------
 Total from investment operations ................      2.17         0.41         0.34           0.27
                                                     -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................        --        (0.02)       (0.04)         (0.01)
 Net realized gain ...............................     (1.61)       (0.10)       (0.11)            --
                                                     -------      -------      -------        -------
 Total distributions .............................     (1.61)       (0.12)       (0.15)         (0.01)
                                                     -------      -------      -------        -------
Net asset value, end of period ...................   $ 11.30      $ 10.74      $ 10.45        $ 10.26
                                                     =======      =======      =======        =======
TOTAL RETURN (a) .................................     22.0%         4.0%         3.4%           2.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $ 6,342      $14,024      $16,345        $ 1,806
Ratios to average net assets:
 Net expenses (b) ................................     1.35%        1.35%        1.35%          1.35%
 Gross expenses (b) ..............................     1.91%        1.55%        1.66%          4.97%
 Net investment income (loss) (b) ................   (0.09)%      (0.08)%        0.29%          0.72%
Portfolio turnover rate ..........................      152%         113%          86%             1%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

                                                                                   YEAR ENDED
                                                   ---------------------------------------------------------------------------
                                                     12/31/00       12/31/99         12/31/98        12/31/97       12/31/96
INSTITUTIONAL SHARES                               ------------ ---------------- --------------- --------------- -------------
Net asset value, beginning of period .............   $ 16.57       $  17.39         $   20.02       $   18.44       $ 15.95
                                                     -------       --------         ---------       ---------       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.09           0.10              0.08            0.07          0.11
 Net realized and unrealized gain (loss) .........      2.45           0.17 (d)         (2.60)           4.92          3.68
                                                     -------       --------         ---------       ---------       -------
 Total from investment operations ................      2.54           0.27             (2.52)           4.99          3.79
                                                     -------       --------         ---------       ---------       -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.23)         (0.11)            (0.01)          (0.06)        (0.11)
 Net realized gain ...............................     (0.81)         (0.98)            (0.10)          (3.35)        (1.19)
                                                     -------       --------         ---------       ---------       -------
 Total distributions .............................     (1.04)         (1.09)            (0.11)          (3.41)        (1.30)
                                                     -------       --------         ---------       ---------       -------
Net asset value, end of period ...................   $ 18.07       $  16.57         $   17.39       $   20.02       $ 18.44
                                                     =======       ========         =========       =========       =======
TOTAL RETURN (a) .................................     15.9%           1.8%            (12.6)%          28.1%         23.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........  $730,179       $906,945         $1,411,503     $1,445,075      $981,405
Ratios to average net assets:
 Net expenses ....................................     0.83%          0.81%              0.81%          0.82%         0.84%
 Gross expenses ..................................     0.83%          0.81%              0.81%          0.82%         0.84%
 Net investment income ...........................     0.52%          0.60%              0.50%          0.35%         0.60%
Portfolio turnover rate ..........................       67%            50%                46%            56%           51%



                                                                       YEAR ENDED                      FOR THE PERIOD
                                                     ----------------------------------------------     1/30/97* TO
                                                       12/31/00         12/31/99         12/31/98         12/31/97
OPEN SHARES                                          ------------   ----------------   ------------   ---------------
Net asset value, beginning of period .............     $ 16.51         $  17.35          $ 20.02          $ 18.75
                                                       -------         --------          -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04             0.06             0.03             0.01
 Net realized and unrealized gain (loss) .........        2.45             0.16 (d)        (2.60)            4.61
                                                       -------         --------          -------          -------
 Total from investment operations ................        2.49             0.22            (2.57)            4.62
                                                       -------         --------          -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.15)           (0.08)              --               --
 Net realized gain ...............................       (0.81)           (0.98)           (0.10)           (3.35)
                                                       -------         --------          -------          -------
 Total distributions .............................       (0.96)           (1.06)           (0.10)           (3.35)
                                                       -------         --------          -------          -------
Net asset value, end of period ...................     $ 18.04         $  16.51          $ 17.35          $ 20.02
                                                       =======         ========          =======          =======
TOTAL RETURN (a) .................................       15.6%             1.5%          (12.9)%            25.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $67,717         $ 86,413          $93,547          $46,097
Ratios to average net assets:
 Net expenses (b) ................................       1.12%            1.09%            1.09%            1.14%
 Gross expenses (b) ..............................       1.12%            1.09%            1.09%            1.23%
 Net investment income (b) .......................       0.24%            0.33%            0.21%            0.12%
Portfolio turnover rate ..........................         67%              50%              46%              56%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
84

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO

                                                                        YEAR ENDED                        FOR THE PERIOD
                                                   -----------------------------------------------------    1/4/96* TO
                                                      12/31/00      12/31/99     12/31/98     12/31/97       12/31/96
INSTITUTIONAL SHARES                               -------------- ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $ 14.56        $ 13.14      $ 11.91     $ 11.48        $ 10.00
                                                     --------       -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.09           0.19        0.10         0.14           0.09
 Net realized and unrealized gain (loss) .........     (1.49)          1.95        1.90         1.58           1.49
                                                     --------       -------      -------      -------        -------
 Total from investment operations ................     (1.40)          2.14        2.00         1.72           1.58
                                                     --------       -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.07)        (0.21)       (0.08)       (0.15)         (0.10)
 Net realized gain ...............................     (0.68)        (0.51)       (0.69)       (1.14)            --
                                                     --------       -------      -------      -------        -------
 Total distributions .............................     (0.75)        (0.72)       (0.77)       (1.29)         (0.10)
                                                     --------       -------      -------      -------        -------
Net asset value, end of period ...................   $ 12.41       $ 14.56      $ 13.14      $ 11.91        $ 11.48
                                                     ========       =======      =======      =======        =======
TOTAL RETURN (a) .................................      (9.5)%        16.4%        17.1%        15.3%          15.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $104,787      $63,557      $17,710      $10,359        $ 9,784
Ratios to average net assets:
 Net expenses (b) ................................      1.05%          1.05%        1.05%        1.05%          1.05%
 Gross expenses (b) ..............................      1.06%          1.21%        2.18%        2.55%          5.06%
 Net investment income (b) .......................      0.69%          1.35%        1.07%        1.02%          1.70%
Portfolio turnover rate ..........................         47%           43%          48%          64%            74%


                                                                     YEAR ENDED                     FOR THE PERIOD
                                                     -------------------------------------------     1/30/97* TO
                                                        12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   ------------   ------------   ---------------
Net asset value, beginning of period .............    $   14.56        $   13.16        $   11.92      $   11.31
                                                      ---------        ---------        ---------      ---------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.06             0.13             0.09           0.08
 Net realized and unrealized gain (loss) .........        (1.49)            1.97             1.88           1.78
                                                      ---------        ---------        ---------      ---------
 Total from investment operations ................        (1.43)            2.10             1.97           1.86
                                                      ---------        ---------        ---------      ---------
Less distributions from and in excess of:
 Net investment income ...........................        (0.03)           (0.19)           (0.04)         (0.11)
 Net realized gain ...............................        (0.68)           (0.51)           (0.69)         (1.14)
                                                      ---------        ---------        ---------      ---------
 Total distributions .............................        (0.71)           (0.70)           (0.73)         (1.25)
                                                      ---------        ---------        ---------      ---------
Net asset value, end of period ...................    $   12.42        $   14.56        $   13.16      $   11.92
                                                      =========        =========        =========      =========
TOTAL RETURN (a) .................................         (9.7)%           16.1%            16.8%          16.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $   4,588        $   6,262        $   4,824      $   2,290
Ratios to average net assets:
 Net expenses (b) ................................         1.35%            1.35%            1.35%          1.35%
 Gross expenses (b) ..............................         1.66%            1.80%            2.85%          4.23%
 Net investment income (b) .......................         0.42%            0.95%            0.77%          0.67%
Portfolio turnover rate ..........................           47%              43%              48%            64%

SEE NOTES TO FINANCIAL HIGHLIGHTS




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO

                                                             YEAR ENDED                              YEAR ENDED
                                                   ------------------------------- -----------------------------------------------
                                                       12/31/00        12/31/99        12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                               --------------- --------------- --------------- --------------- ---------------
Net asset value, beginning of period .............   $    17.29      $    15.23      $    13.97      $    13.62      $    12.50
                                                     ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.15            0.34            0.18            0.22            0.17
 Net realized and unrealized gain (loss) .........        (2.01)           3.25            2.03            1.40            1.76
                                                     ----------      ----------      ----------      ----------      ----------
 Total from investment operations ................        (1.86)           3.59            2.21            1.62            1.93
                                                     ----------      ----------      ----------      ----------      ----------
Less distributions from and in excess of:
 Net investment income ...........................        (0.17)          (0.54)          (0.14)          (0.34)          (0.19)
 Net realized gain ...............................        (1.80)          (0.99)          (0.81)          (0.93)          (0.62)
                                                     ----------      ----------      ----------      ----------      ----------
 Total distributions .............................        (1.97)          (1.53)          (0.95)          (1.27)          (0.81)
                                                     ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...................   $    13.46      $    17.29      $    15.23      $    13.97      $    13.62
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (a) .................................        (10.6)%           24.1%          16.0%           11.8%           15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $3,001,933       $3,584,093     $2,879,289      $2,099,724      $1,816,173
Ratios to average net assets:
 Net expenses ....................................         0.88%            0.88%          0.90%           0.89%           0.91%
 Gross expenses ..................................         0.88%            0.88%          0.90%           0.89%           0.91%
 Net investment income ...........................         0.97%            2.09%          1.37%           1.18%           1.93%
Portfolio turnover rate ..........................           51%              35%            41%             37%             39%

                                                                     YEAR ENDED                    FOR THE PERIOD
                                                     ------------------------------------------     1/23/97* TO
                                                       12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $  17.28      $  15.23        $  13.95        $  13.29
                                                       --------       --------        --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.10          0.31            0.18            0.16
 Net realized and unrealized gain (loss) .........        (2.02)         3.22            2.00            1.71
                                                       --------       --------        --------        --------
 Total from investment operations ................        (1.92)         3.53            2.18            1.87
                                                       --------       --------        --------        --------
Less distributions from and in excess of:
 Net investment income ...........................        (0.15)        (0.49)          (0.09)          (0.28)
 Net realized gain ...............................        (1.80)        (0.99)          (0.81)          (0.93)
                                                       --------       --------        --------        --------
 Total distributions .............................        (1.95)        (1.48)          (0.90)          (1.21)
                                                       --------       --------        --------        --------
Net asset value, end of period ...................     $  13.41      $  17.28        $  15.23        $  13.95
                                                       ========       ========        ========        ========
TOTAL RETURN (a) .................................        (11.0)%        23.7%           15.8%           14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $147,226      $138,131        $ 47,303        $ 10,794
Ratios to average net assets:
 Net expenses (b) ................................         1.15%         1.16%           1.24%           1.25%
 Gross expenses (b) ..............................         1.15%         1.16%           1.24%           1.61%
 Net investment income (b) .......................         0.66%         1.87%           1.02%           0.37%
Portfolio turnover rate ..........................           51%           35%             41%             37%

SEE NOTES TO FINANCIAL HIGHLIGHTS


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
86

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                     YEAR ENDED
                                                     ---------------------------------------------------------------------------
                                                        12/31/00        12/31/99       12/31/98       12/31/97        12/31/96
INSTITUTIONAL SHARES                                 --------------   ------------   ------------   ------------   -------------
Net asset value, beginning of period .............      $  14.12        $  11.40       $  11.69       $  11.93        $  10.52
                                                        --------        --------       --------       --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................          0.16            0.14           0.05           0.07            0.08
 Net realized and unrealized gain (loss) .........         (0.81)           2.81           0.83          (0.03)           1.55
                                                        --------        --------       --------       --------        --------
 Total from investment operations ................         (0.65)           2.95           0.88           0.04            1.63
                                                        --------        --------       --------       --------        --------
Less distributions from and in excess of:
 Net investment income ...........................         (0.11)          (0.12)         (0.05)         (0.07)          (0.08)
 Net realized gain ...............................         (0.79)          (0.11)         (1.12)         (0.21)          (0.14)
                                                        --------        --------       --------       --------        --------
 Total distributions .............................         (0.90)          (0.23)         (1.17)         (0.28)          (0.22)
                                                        --------        --------       --------       --------        --------
Net asset value, end of period ...................      $  12.57        $  14.12       $  11.40       $  11.69        $  11.93
                                                        ========        ========       ========       ========        ========
TOTAL RETURN (a) .................................         (4.4)%           26.1%           7.6%           0.3%           15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $341,808        $217,684       $177,779       $141,695        $126,973
Ratios to average net assets:
 Net expenses ....................................          0.98%           1.01%          1.04%          1.09%           1.12%
 Gross expenses ..................................          0.98%           1.01%          1.04%          1.09%           1.12%
 Net investment income ...........................          1.13%           1.17%          0.81%          0.73%           1.67%
Portfolio turnover rate ..........................            43%             50%            56%            63%            101%


                                                                     YEAR ENDED                     FOR THE PERIOD
                                                     -------------------------------------------     2/13/97* TO
                                                        12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   ------------   ------------   ---------------
Net asset value, beginning of period .............      $ 14.06        $ 11.38        $ 11.69          $ 12.32
                                                        -------        -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.10           0.09           0.01             0.02
 Net realized and unrealized gain (loss) .........        (0.80)          2.80           0.83            (0.42)
                                                        -------        -------        -------          -------
 Total from investment operations ................        (0.70)          2.89           0.84            (0.40)
                                                        -------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.04)         (0.10)         (0.03)           (0.02)
 Net realized gain ...............................        (0.79)         (0.11)         (1.12)           (0.21)
                                                        -------        -------        -------          -------
 Total distributions .............................        (0.83)         (0.21)         (1.15)           (0.23)
                                                        -------        -------        -------          -------
Net asset value, end of period ...................      $ 12.53        $ 14.06        $ 11.38          $ 11.69
                                                        =======        =======        =======          =======
TOTAL RETURN (a) .................................        (4.9)%         25.6%           7.2%           (3.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $ 1,649        $ 2,441        $ 2,646          $ 1,873
Ratios to average net assets:
 Net expenses (b) ................................         1.43%          1.43%          1.43%            1.43%
 Gross expenses (b) ..............................         2.27%          2.12%          1.93%            3.39%
 Net investment income (b) .......................         0.68%          0.77%          0.43%            0.34%
Portfolio turnover rate ..........................           43%            50%            56%              63%

SEE NOTES TO FINANCIAL HIGHLIGHTS

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO

                                                                                     YEAR ENDED
                                                     --------------------------------------------------------------------------
                                                       12/31/00       12/31/99       12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   --------------   ------------
Net asset value, beginning of period .............     $  10.70       $   6.94       $   9.20        $  11.21        $   9.24
                                                       --------       --------       --------        --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.06           0.09           0.10            0.10            0.07
 Net realized and unrealized gain (loss) .........        (3.22)          3.77          (2.26)          (1.18)           2.11
                                                       --------       --------       --------        --------        --------
 Total from investment operations ................        (3.16)          3.86          (2.16)          (1.08)           2.18
                                                       --------       --------       --------        --------        --------
Less distributions from and in excess of:
 Net investment income ...........................        (0.02)         (0.10)         (0.10)          (0.09)          (0.08)
 Net realized gain ...............................           --             --             --           (0.84)          (0.13)
                                                       --------       --------       --------        --------        --------
 Total distributions .............................        (0.02)         (0.10)         (0.10)          (0.93)          (0.21)
                                                       --------       --------       --------        --------        --------
Net asset value, end of period ...................     $   7.52       $  10.70       $   6.94        $   9.20        $  11.21
                                                       ========       ========       ========        ========        ========
TOTAL RETURN (a) .................................       (29.5)%         55.8%        (23.5)%          (9.8)%           23.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $317,691       $465,278       $298,033        $236,340        $145,328
Ratios to average net assets:
 Net expenses ....................................        1.26%          1.24%          1.28%           1.32%           1.38%
 Gross expenses ..................................        1.27%          1.25%          1.29%           1.33%           1.48%
 Net investment income ...........................        0.62%          1.05%          1.84%           1.26%           1.40%
Portfolio turnover rate ..........................          72%            46%            36%             40%             51%


                                                                     YEAR ENDED                    FOR THE PERIOD
                                                     ------------------------------------------      1/8/97* TO
                                                       12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $ 10.74        $  6.97        $  9.20          $ 11.45
                                                       -------        -------        -------          -------
Income (loss) from Investment operations:
 Net investment income (loss) (c) ................        0.03           0.06           0.11             0.07
 Net realized and unrealized gain (loss) .........       (3.23)          3.79          (2.26)           (1.42)
                                                       -------        -------        -------          -------
 Total from investment operations ................       (3.20)          3.85          (2.15)           (1.35)
                                                       -------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.08)         (0.08)           (0.07)
 Net realized gain ...............................          --             --             --            (0.83)
                                                       -------        -------        -------          -------
 Total distributions .............................          --          (0.08)         (0.08)           (0.90)
                                                       -------        -------        -------          -------
Net asset value, end of period ...................     $  7.54        $ 10.74        $  6.97          $  9.20
                                                       =======        =======        =======          =======
TOTAL RETURN (a) .................................      (29.8)%          55.3%        (23.3)%          (12.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 5,459        $10,491        $ 8,191          $ 7,769
Ratios to average net assets:
 Net expenses (b) ................................        1.60%          1.60%          1.60%            1.60%
 Gross expenses (b) ..............................        1.80%          1.75%          1.76%            1.93%
 Net investment income (b) .......................        0.30%          0.73%          1.54%            1.01%
Portfolio turnover rate ..........................          72%            46%            36%              40%



SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
88

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO

                                                                                    YEAR ENDED
                                                     ------------------------------------------------------------------------
                                                       12/31/00        12/31/99       12/31/98       12/31/97       12/31/96
INSTITUTIONAL SHARES                                 ------------   -------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $   9.29        $  9.89         $ 10.03        $  9.88        $ 10.10
                                                       --------        --------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.59           0.55            0.55           0.59           0.56
 Net realized and unrealized gain (loss) .........         0.08          (0.60)           0.01           0.23          (0.14)
                                                       --------        -------         -------        -------        -------
 Total from investment operations ................         0.67          (0.05)           0.56           0.82           0.42
                                                       --------        -------         -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.59)         (0.55)          (0.55)         (0.60)         (0.57)
 Net realized gain ...............................          --             --            (0.15)         (0.07)         (0.07)
                                                       --------        -------         -------        -------        -------
 Total distributions .............................        (0.59)         (0.55)          (0.70)         (0.67)         (0.64)
                                                       --------        -------         -------        -------        -------
Net asset value, end of period ...................     $   9.37        $  9.29         $  9.89        $ 10.03        $  9.88
                                                       ========        =======         =======        =======        =======
TOTAL RETURN (a) .................................          7.5%         (0.5)%            5.8%           8.6%           4.4%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $54,847       $91,557         $100,397        $92,428        $69,906
Ratios to average net assets:
 Net expenses ....................................         0.82%          0.76%           0.78%          0.80%          0.80%
 Gross expenses ..................................         0.82%          0.76%           0.79%          0.81%          0.88%
 Net investment income ...........................         6.38%          5.74%           5.45%          5.81%          5.77%
Portfolio turnover rate ..........................          355%           549%            335%           447%           460%



                                                                     YEAR ENDED                     FOR THE PERIOD
                                                     -------------------------------------------      3/5/97* TO
                                                       12/31/00        12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   -------------   ------------   ---------------
Net asset value, beginning of period .............     $  9.29        $  9.88         $ 10.02          $  9.86
                                                       -------        -------         -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.57           0.51            0.52             0.46
 Net realized and unrealized gain (loss) .........        0.08          (0.58)           0.01             0.24
                                                       -------        -------         -------          -------
 Total from investment operations ................        0.65          (0.07)           0.53             0.70
                                                       -------        -------         -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.57)         (0.52)          (0.52)           (0.47)
 Net realized gain ...............................          --             --           (0.15)           (0.07)
                                                       -------        -------         -------          -------
 Total distributions .............................       (0.57)         (0.52)          (0.67)           (0.54)
                                                       -------        -------         -------          -------
Net asset value, end of period ...................     $  9.37        $  9.29         $  9.88          $ 10.02
                                                       =======        =======         =======          =======
TOTAL RETURN (a) .................................         7.3%         (0.8)%            5.4%             7.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $11,457       $11,605          $15,226          $ 7,283
Ratios to average net assets:
 Net expenses (b) ................................        1.10%          1.10%           1.10%            1.10%
 Gross expenses (b) ..............................        1.27%          1.15%           1.21%            1.49%
 Net investment income (b) .......................        6.13%          5.37%           5.11%            5.46%
Portfolio turnover rate ..........................         355%           549%            335%             447%


SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

                                                             YEAR ENDED             FOR THE PERIOD
                                                     ---------------------------      1/2/98* TO
                                                       12/31/00       12/31/99         12/31/98
INSTITUTIONAL SHARES                                 ------------   ------------   ---------------
Net asset value, beginning of period .............     $  8.77        $  9.42          $ 10.00
                                                       -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.96           0.92             0.88
 Net realized and unrealized gain (loss) .........       (2.20)         (0.65)           (0.57)
                                                       -------        -------          -------
 Total from investment operations ................       (1.24)          0.27             0.31
                                                       -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.96)         (0.92)           (0.89)
 Net realized gain ...............................          --             --               --
                                                       -------        -------          -------
 Total distributions .............................       (0.96)         (0.92)           (0.89)
                                                       -------        -------          -------
Net asset value, end of period ...................     $  6.57        $  8.77          $  9.42
                                                       =======        =======          =======
TOTAL RETURN (a) .................................      (15.2)%           2.9%             2.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $65,752        $83,664          $41,935
Ratios to average net assets:
 Net expenses (b) ................................       0.75%          0.94%            1.05%
 Gross expenses (b) ..............................       1.00%          1.06%            1.55%
 Net investment income (b) .......................      12.24%         10.08%            8.87%
Portfolio turnover rate ..........................        148%           190%             418%



                                                             YEAR ENDED             FOR THE PERIOD
                                                     ---------------------------     2/24/98* TO
                                                       12/31/00       12/31/99         12/31/98
OPEN SHARES                                          ------------   ------------   ---------------
Net asset value, beginning of period .............     $  8.78        $  9.42         $  10.37
                                                       -------        -------         --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.94           0.90             0.72
 Net realized and unrealized gain (loss) .........       (2.21)         (0.65)          ( 0.94)
                                                       -------        -------         --------
 Total from investment operations ................       (1.27)          0.25           ( 0.22)
                                                       -------        -------         --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.94)         (0.89)          ( 0.73)
 Net realized gain ...............................          --             --               --
                                                       -------        -------         --------
 Total distributions .............................       (0.94)         (0.89)          ( 0.73)
                                                       -------        -------         --------
Net asset value, end of period ...................     $  6.57        $  8.78         $   9.42
                                                       =======        =======         ========
TOTAL RETURN (a) .................................      (15.5)%           2.7%           (2.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $13,552        $ 1,305         $    949
Ratios to average net assets:
 Net expenses (b) ................................        1.05%          1.22%            1.35%
 Gross expenses (b) ..............................        1.38%          2.92%            9.77%
 Net investment income (b) .......................       12.10%          9.89%            8.59%
Portfolio turnover rate ..........................         148%           190%             418%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

                                                                                     YEAR ENDED
                                                     ---------------------------------------------------------------------------
                                                        12/31/00        12/31/99       12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                                 -------------   -------------   ------------   --------------   -----------
Net asset value, beginning of period .............      $ 10.19         $ 10.71       $   9.63        $  10.78        $  10.85
                                                        -------         -------       --------        --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.36            0.36           0.32           0.40             0.54
 Net realized and unrealized gain (loss) .........        (0.83)          (0.68)          0.98           (1.05)           0.03
                                                        -------         -------       --------        --------        --------
 Total from investment operations ................        (0.47)          (0.32)          1.30           (0.65)           0.57
                                                        -------         -------       --------        --------        --------
Less distributions from and in excess of:
 Net investment income ...........................           --              --          (0.22)          (0.13)          (0.59)
 Net realized gain ...............................           --           (0.08)            --           (0.12)          (0.05)
 Capital .........................................        (0.12)          (0.12)            --           (0.25)             --
                                                        -------         -------       --------        --------        --------
 Total distributions .............................        (0.12)          (0.20)         (0.22)          (0.50)          (0.64)
                                                        -------         -------       --------        --------        --------
Net asset value, end of period ...................      $  9.60         $ 10.19       $  10.71        $   9.63        $  10.78
                                                        =======         =======       ========        ========        ========
TOTAL RETURN (a) .................................        (4.7)%          (2.9)%          13.2%          (5.6)%            5.5%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $63,409         $73,871       $115,500        $110,185         $88,430
Ratios to average net assets:
 Net expenses ....................................         1.09%           1.09%          1.09%           1.06%           1.05%
 Gross expenses ..................................         1.19%           1.13%          1.10%           1.10%           1.21%
 Net investment income ...........................         3.79%           3.55%          4.27%           5.13%           5.54%
Portfolio turnover rate ..........................          103%            139%           187%            166%            242%

                                                                      YEAR ENDED                     FOR THE PERIOD
                                                     --------------------------------------------      1/8/97* TO
                                                        12/31/00        12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   -------------   ------------   ---------------
Net asset value, beginning of period .............      $ 10.14         $ 10.69        $  9.63         $10.64
                                                        -------         -------        -------         -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.33            0.34           0.31            0.43
 Net realized and unrealized gain (loss) .........        (0.82)          (0.69)          0.96           (0.98)
                                                        -------         -------        -------         -------
 Total from investment operations ................        (0.49)          (0.35)          1.27           (0.55)
                                                        -------         -------        -------         -------
Less distributions from and in excess of:
 Net investment income ...........................           --              --          (0.21)          (0.08)
 Net realized gain ...............................           --           (0.08)            --           (0.12)
 Capital .........................................         (0.12)         (0.12)            --           (0.26)
                                                        -------         -------        -------         -------
 Total distributions .............................         (0.12)          (0.20)         (0.21)          (0.46)
                                                        -------         -------        -------         -------
Net asset value, end of period ...................      $   9.53         $ 10.14        $ 10.69          $ 9.63
                                                        =======        ========        =======         ========
TOTAL RETURN (a) .................................        (4.9)%          (3.2)%          12.9%           (4.8)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $23,310         $ 3,783         $4,751           $2,772
Ratios to average net assets:
 Net expenses (b) ................................         1.35%           1.35%          1.35%           1.35%
 Gross expenses (b) ..............................         1.55%           1.91%          1.92%           2.71%
 Net investment income (b) .......................         3.54%           3.30%          4.01%           4.68%
Portfolio turnover rate ..........................          103%            139%           187%            166%

SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO

                                                                                    YEAR ENDED
                                                     ------------------------------------------------------------------------
                                                       12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............    $   8.83       $   9.01       $   9.66       $  10.01       $   9.52
                                                      --------       --------       --------       --------       --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.59           0.61           0.76           0.81           0.76
 Net realized and unrealized gain (loss) .........       (0.49)         (0.18)         (0.69)         (0.28)          0.50
                                                      --------       --------       --------       --------       --------
 Total from investment operations ................        0.10           0.43           0.07           0.53           1.26
                                                      --------       --------       --------       --------       --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.97)         (0.61)         (0.44)         (0.82)         (0.77)
 Net realized gain ...............................          --             --             --          (0.06)            --
 Capital .........................................          --             --          (0.28)            --             --
                                                      --------       --------       --------       --------       --------
 Total distributions .............................       (0.97)         (0.61)         (0.72)         (0.88)         (0.77)
                                                      --------       --------       --------       --------       --------
Net asset value, end of period ...................    $   7.96       $   8.83       $   9.01       $   9.66       $  10.01
                                                      ========       ========       ========       ========       ========
TOTAL RETURN (a) .................................         1.1%           4.9%           0.8%           5.3%          13.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $240,162       $306,116       $397,599       $399,452       $199,083
Ratios to average net assets:
 Net expenses ....................................        0.93%          0.91%          0.90%          0.94%          1.08%
 Gross expenses ..................................        0.93%          0.91%          0.90%          0.95%          1.08%
 Net investment income ...........................        6.82%          6.82%          6.94%          7.42%          7.88%
Portfolio turnover rate ..........................         192%           257%           276%           161%           189%



                                                                     YEAR ENDED                    FOR THE PERIOD
                                                     ------------------------------------------     1/23/97* TO
                                                       12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $  8.83        $  9.02        $  9.66          $ 10.08
                                                       -------        -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.55           0.58           0.73             0.72
 Net realized and unrealized gain (loss) .........       (0.49)         (0.19)         (0.69)           (0.35)
                                                       -------        -------        -------          -------
 Total from investment operations ................        0.06           0.39           0.04             0.37
                                                       -------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.93)         (0.58)         (0.40)           (0.73)
 Net realized gain ...............................          --             --             --            (0.06)
 Capital .........................................          --             --          (0.28)              --
                                                       -------        -------        -------          -------
 Total distributions .............................       (0.93)         (0.58)         (0.68)           (0.79)
                                                       -------        -------        -------          -------
Net asset value, end of period ...................     $  7.96        $  8.83        $  9.02          $  9.66
                                                       =======        =======        =======          =======
TOTAL RETURN (a) .................................         0.7%           4.4%           0.4%           3.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 9,633        $16,035        $22,460          $15,300
Ratios to average net assets:
 Net expenses (b) ................................        1.34%          1.27%          1.28%            1.39%
 Gross expenses (b) ..............................        1.34%          1.27%          1.28%            1.44%
 Net investment income (b) .......................        6.40%          6.49%          6.60%            6.92%
Portfolio turnover rate ..........................         192%           257%           276%             161%



SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------

LAZARD MORTGAGE PORTFOLIO

                                                       FOR THE PERIOD
                                                        12/29/00* TO
                                                          12/31/00
INSTITUTIONAL SHARES                                -------------------
Net asset value, beginning of period .............      $   10.00
                                                        ---------
Income (loss) from Investment operations:
 Net investment income (loss) (c) ................             --(e)
 Net realized and unrealized gain (loss) .........             --
                                                        ---------
 Total from investment operations ................             --
                                                        ---------
Less distributions from and in excess of:
 Net investment income ...........................             --(e)
 Net realized gain ...............................             --
                                                        ---------
 Total distributions .............................             --
                                                        ---------
Net asset value, end of period ...................      $   10.00
                                                        =========
TOTAL RETURN (a) .................................           0.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $    100
Ratios to average net assets:
 Net expenses (b) ................................           0.65%
 Gross expenses (b) ..............................         570.50%(f)
 Net investment income (b) .......................           4.38%
Portfolio turnover rate ..........................              0%
SEE NOTES TO FINANCIAL HIGHLIGHTS.








   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 *  Commencement of operations.


(a) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Periods of less than one year are not annualized.

(b) Annualized for periods of less than one year.

(c) For period ended 12/31/00 and year ended 12/31/99, net investment income has been computed using the average shares method.

(d) The amount shown for a share outstanding did not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Portfolio Shares in relation to fluctuating market values of the investments of the Portfolio.

(e) Amount is less than $0.01 per share.

(f) Gross expense ratio is the result of the Portfolio being in existence for three days during the period ended 12/31/00.






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION

The Lazard Funds, Inc. (the "Fund") was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company. The Fund is comprised of twelve portfolios (each referred to as a "Portfolio"), as follows:
Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio (which commenced operations on December 29, 2000). Effective November 1, 1996, the Board of Directors of the Fund approved the offering of two different classes of shares for the Portfolios-- Institutional Shares and Retail ("Open") Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. As of December 31, 2000, only Institutional Shares have been offered for the Mortgage Portfolio. The Equity Portfolio is operated as a "diversified" fund as defined in the Act. The remaining Portfolios are "non-diversified".


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(a) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ or other U.S. exchanges are based on the last quoted sales prices on the principal exchange on which the security is traded as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities are valued on the basis of prices provided by pricing services which are based primarily on institutional-size trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m. Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.


(b) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis and dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.


(c) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Portfolio may suffer a loss.


(d) SECURITIES LENDING--The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

collateral. At December 31, 2000, the value of the securities on loan and corresponding collateral received were as follows:


                                 SECURITIES
PORTFOLIO                          LOANED        COLLATERAL
----------------------------   -------------   -------------
Global Equity(2)               $ 8,906,641      $ 9,323,453
International Equity(1)         35,789,977       37,485,000
International Small Cap(2)      20,070,521       21,292,871
Emerging Markets(2)             80,440,312       84,562,807

(1) COLLATERAL IS U.S. TREASURY OBLIGATIONS.

(2) COLLATERAL IS CASH.

In accordance with generally accepted accounting principles, the cash collateral received and the payable upon return of the securities on loan are shown on the Statement of Assets and Liabilities of the respective Portfolios.

During the year ended December 31, 2000, the following Portfolios earned income from securities lending in the amounts listed below:

                             SECURITIES LENDING
PORTFOLIO                          INCOME
-------------------------   -------------------
Equity                            $    116
Mid Cap                                  6
Small Cap                           29,271
Global Equity                       32,085
International Equity               788,953
International Small Cap            144,978
Emerging Markets                   278,454

These amounts are included in interest income on the Statement of Operations of the respective Portfolios.

(e) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management. Risk management includes hedging strategies which serve to reduce a Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by a quotation service. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statements of Operations.

(f) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2000, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:


PORTFOLIO             EXPIRING 2006     EXPIRING 2007     EXPIRING 2008
------------------   ---------------   ---------------   --------------
Emerging Markets       $31,081,131       $ 3,337,906       $       --
Bond                            --         4,509,552        2,509,149
High Yield               1,150,441         6,288,085        9,656,682
International
   Fixed-Income                 --           513,432          733,222
Strategic Yield         14,900,897        22,094,886        9,399,400

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended

96
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THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

December 31, 2000, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000, as follows:


PORTFOLIO                          AMOUNT
---------                          ------
Small Cap                       $ 1,689,180
Global Equity                     1,056,558
International Equity              1,395,138
International Small Cap           8,036,776
Emerging Markets                 10,660,849
Bond                                252,138
High Yield                        5,070,450
International Fixed-Income           74,020
Strategic Yield                   7,262,712

(g) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differences relating to shareholder distributions will result in reclassifications between investment income-net, realized gains-net, and paid in capital.

As a result of these book/tax differences, the Portfolios made the following reclassifications to the capital accounts for the period ended December 31, 2000:

                                          INCREASE (DECREASE)
                       -----------------------------------------------------
                                            UNDISTRIBUTED       ACCUMULATED
                                             INVESTMENT          REALIZED
                                               INCOME              GAIN
PORTFOLIO              PAID IN CAPITAL       (LOSS)-NET         (LOSS)-NET
---------              ---------------       ----------         ----------
Equity                  $ 3,822,883          $  20,388         (3,843,271)
Mid Cap                          --             12,522            (12,522)
Small Cap                   129,738            (38,740)           (90,998)
Global Equity               (31,048)           (49,900)            80,948

                                              INCREASE (DECREASE)
                       ---------------------------------------------------------
                                             UNDISTRIBUTED         ACCUMULATED
                                              INVESTMENT            REALIZED
                                                INCOME                GAIN
PORTFOLIO              PAID IN CAPITAL        (LOSS)-NET           (LOSS)-NET
---------              ---------------        ----------           ----------
International
   Equity               $(3,838,230)        $ 36,972,710         $(33,134,480)
International
   Small Cap                     --             (770,406)             770,406
Emerging Markets             (2,775)            (540,812)             543,587
Bond                       (471,061)             383,409               87,652
High Yield                       --                   --                   --
International
   Fixed-Income          (1,162,835)          (3,053,438)           4,216,273
Strategic Yield                  --            1,251,937           (1,251,937)
Mortgage                        (11)                  11                   --


(h) ORGANIZATIONAL AND OFFERING EXPENSES--Costs incurred by the Fund in connection with its organization and initial offering have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations of each Portfolio, except in the case of offering and initial registration expenses incurred by Mortgage Portfolio. Those fees are being amortized over a one-year period starting from the date the Portfolio commenced operations. All organizational costs associated with Mortgage Portfolio have been borne by Lazard Asset Management (the "Investment Manager"). In the event that any of the initial shares of any of the Portfolios are redeemed during such amortization period, the appropriate Portfolio will be reimbursed by such holder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

(i) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated primarily on the basis of relative net assets. The Portfolios will accrue distribution fees and shareholders' services fees to the respective class. Each Portfolio's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) STRUCTURED INVESTMENTS--Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or

S-------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(l) DELAYED DELIVERY COMMITMENTS--Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is segregated in an amount at least equal to these commitments.

(m) CROSS CURRENCY SWAPS--The Fund enters into cross currency swap contracts for investment, hedging and risk management purposes. A cross currency swap is an agreement between counterparties to exchange interest rate payments and currencies with an agreement to re-exchange the currencies at a future date. If forecasts of interest rates, exchange rates and other market conditions are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset and liability being hedged, a liquid secondary market may not always exist or a counterparty to a transaction may not perform.

Cross currency swap contracts are marked-to-market daily using market quotations. The change in market value is recorded by the Portfolio as an unrealized gain or loss. The difference between the rates received and paid by the Portfolio constitutes investment income.

(n) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE
   AND DISTRIBUTION AGREEMENTS

The Fund has entered into investment management agreements (the "Management Agreements") with Lazard Asset Management, a division of Lazard Fr-res & Co. LLC, on behalf of each Portfolio. Pursuant to the Management Agreements, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each of the Portfolios pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

PORTFOLIO                       ANNUAL RATE
---------                       -----------
Equity                             0.75%
Mid Cap                            0.75
Small Cap                          0.75
Global Equity                      0.75
International Equity               0.75
International Small Cap            0.75
Emerging Markets                   1.00
Bond                               0.50
High Yield                         0.75
International Fixed-Income         0.75
Strategic Yield                    0.75
Mortgage                           0.40

The investment management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following per-centages of average daily net assets for the respective
Shares:

                                INSTITUTIONAL SHARES         OPEN SHARES
                                       ANNUAL                  ANNUAL
PORTFOLIO                        OPERATING EXPENSES      OPERATING EXPENSES
---------                        ------------------      ------------------
Mid Cap                               1.05%                   1.35%
Global Equity                         1.05                    1.35
International Small Cap                N/A                    1.43
Emerging Markets                       N/A                    1.60
Bond                                   N/A                    1.10
High Yield                            0.75                    1.05
International Fixed-Income            1.09                    1.35
Mortgage                              0.65                     N/A

For the period ended December 31, 2000, the Investment Manager waived its management fee/reimbursed the indicated Portfolios for other expenses as follows:

                                INSTITUTIONAL SHARES      OPEN SHARES
                                   AMOUNT WAIVED/        AMOUNT WAIVED/
PORTFOLIO                            REIMBURSED            REIMBURSED
---------                            ----------            ----------
Mid Cap                               $ 92,218              $44,081
Global Equity                            5,939               18,927
International Small Cap                     --               18,438
Emerging Markets                            --               17,500
Bond                                        --               17,519
High Yield                             199,586               49,643
International Fixed-Income              65,735               22,250
Mortgage                                 4,684                   --

The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street") to provide certain administrative services. Each Portfolio

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

bears the cost of such expenses at the annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion plus 0.01% of average daily net assets over $1 billion. State Street has agreed to waive the $37,500 fee for the Mortgage Portfolio until June 30, 2001 or until the portfolio reaches net assets of $50 million, whichever comes first.

The Fund has a distribution agreement with Lazard Fr-res & Co. LLC (the "Distributor"). The Distributor acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of shares.

The Distributor provides the Open Shares of each Portfolio with distribution services pursuant to a separate Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Distributor is entitled to an asset-based fee to support distribution efforts and/or servicing of Open Shares accounts. Each Portfolio pays a monthly distribution and servicing fee at an annual rate of 0.25% of the average daily net assets of the Portfolio's Open shares for such services under the Plan. The Distributor may make payments to external organizations, such as 401(k) alliance sponsors, discount brokers and bank trust departments for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the period ended December 31, 2000 were as follows:

PORTFOLIO                            PURCHASES               SALES
---------                            ---------               -----
Equity                           $  123,586,940        $  348,646,566
Mid Cap                              42,585,937            67,511,676
Small Cap                           560,599,385           873,798,480
Global Equity                        90,763,791            42,514,878
International Equity              1,651,889,620         1,870,614,518
International Small Cap             255,215,053           119,091,904
Emerging Markets                    255,367,910           275,937,255
Bond(1)                             281,714,398           321,733,272

PORTFOLIO                            PURCHASES               SALES
---------                            ---------               -----
High Yield                        $ 150,808,195         $ 131,923,731
International Fixed-Income(2)        84,785,400            71,169,862
Strategic Yield(3)                  439,431,165           496,327,198
Mortgage(4)                              98,448                    --

(1) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $256,714,398 AND $286,198,108, RESPECTIVELY.

(2) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $10,152,366 AND $11,622,787, RESPECTIVELY.

(3) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $62,460,444 AND $86,618,284, RESPECTIVELY.

(4) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $98,448 AND $0, RESPECTIVELY.


For the year ended December 31, 2000, brokerage commissions were paid to Lazard Freres & Co. LLC for portfolio transactions executed on behalf of the Portfolios as follows:

                      COMMISSIONS
PORTFOLIO                PAID
---------                ----
Equity                 $18,910
Mid Cap                  6,495
Global Equity            5,002
Emerging Markets           275

5. LINE OF CREDIT

The Fund has entered into a $50 million Line of Credit Agreement (the "Agreement") with State Street effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street's Cost of Funds plus 0.50%, on an annualized basis. Under this Agreement, the Fund has agreed to pay a fee on the unused portion of the commitment, payable quarterly in arrears. For the twelve month period ended July 30, 2000, the rate was 0.08% per annum. Effective July 31, 2000, the rate is 0.09% per annum. During the year ended December 31, 2000, Emerging Markets Portfolio paid a total of $18,726 in interest, for which the Portfolio was reimbursed by the Investment Manager, and the Fund had borrowings under this Agreement as follows:

                                                            WEIGHTED
                         MAXIMUM        AVERAGE DAILY        AVERAGE
PORTFOLIO                 LOAN         AMOUNT OF LOAN     INTEREST RATE
---------                 ----         --------------     -------------
Emerging Markets      $50,000,000        $35,468,092         6.336%

6. REORGANIZATION

On July 30, 1999, Small Cap Portfolio acquired the net assets of Bantam Value Portfolio pursuant to a plan of reorganization approved by Bantam Value Portfolio shareholders on July 16, 1999. The acquisition was accomplished by a tax-free exchange of 1,385,450 Institutional Shares (valued at $26,354,774) and 188,462 Open Shares (valued at $3,571,473) of Small Cap Portfolio for the 2,091,308 Institutional Shares and 285,910 Open

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

Shares of Bantam Value Portfolio outstanding on July 30, 1999. Bantam Value Portfolio's net assets at that date, $29,926,247, including $902,603 of unrealized depreciation and $377,560 of accumulated realized net loss, were combined with those of Small Cap Portfolio. The aggregate net assets of Small Cap Portfolio and Bantam Value Portfolio immediately before the acquisition were $29,926,247 and $1,250,934,139, respectively. The aggregate net assets of Small Cap Portfolio immediately after the acquisition were $1,280,860,386. For the period January 1, 1999 through July 30, 1999 (acquisition date), Bantam Value Portfolio had a net increase in net assets resulting from operations in the amount of $3,833,373.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
The Lazard Funds, Inc.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. [comprised of Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard
International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio (commenced operations on December 29, 2000)] as of December 31, 2000 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended or the period from commencement of operations to December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2000, the results of their operations for the year or period then ended and changes in their net assets for each of the two years in the period then ended or the period from commencement of operations to December 31, 2000 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                      ANCHIN, BLOCK & ANCHIN LLP



New York, New York
February 2, 2001

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

THE LAZARD FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

The following tax information represents year end disclosures of various tax benefits passed through to shareholders for 2000.

The amount of long-term capital gain paid is as follows:


  PORTFOLIO                                AMOUNT
  ---------                                -------
  Equity                                $37,763,573
  Mid Cap                                        --
  Small Cap                              24,692,935
  Global Equity                           4,726,883
  International Equity                  309,826,210
  International Small Cap                 9,904,272
  Emerging Markets                               --
  Bond                                           --
  High Yield                                     --
  International Fixed-Income                     --
  Strategic Yield                                --
  Mortgage                                       --

Of the distributions made by the following Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.


  PORTFOLIO                           PERCENTAGE
  ---------                           ----------
  Equity                                 40.67%
  Mid Cap                                15.58
  Small Cap                             100.00
  Global Equity                          34.73
  International Equity                      --
  International Small Cap                 2.97
  Emerging Markets                          --
  Bond                                      --
  High Yield                                --
  International Fixed-Income                --
  Strategic Yield                         2.93
  Mortgage                                  --

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

--------------------------------------------------------------------------------

102


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

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300
http://www.lazardnet.com


INVESTMENT MANAGER
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455


INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARDFUNDS

                      30 Rockefeller Plaza
                      New York, New York 10112
                      Telephone (800) 823-6300
                      http://www.lazardnet.com






This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.